Flexible Payment Variable Annuity
Issued by The Northwestern Mutual Life Insurance Company and NML Variable Annuity Account B
Prospectus May 1, 2025
This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for:
- Individual Retirement Annuities (“IRAs”)
- Roth IRAs
- Simple IRAs
- Simplified Employee Pension Plan IRAs
- 457 Deferred Compensation Plan Annuities
- Tax Deferred Annuities
- Non-Transferable Annuities
- Non-Tax Qualified Annuities
This prospectus describes two classes of the Select Payment Variable Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn). This prospectus also describes multiple Contract versions as listed below. All material features of each prior Contract version are described in Appendix B.
JJ/KK Series Contracts Issued Prior to December 17, 1981
LL/MM Series Contracts Issued On or After December 17, 1981 and Prior to March 31, 1995
QQ Series Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000
RR Series Contracts Issued On or After March 31, 2000
The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:
Variable Options
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Managed Portfolio (“Inflation Protection Portfolio”
until 9/30/25)
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Active/Passive Balanced Portfolio (“Balanced Portfolio”
until 06/30/2025)
- Active/Passive Moderate Portfolio (“Asset Allocation Portfolio”
until 06/30/2025)
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP Contrafund® Portfolio
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Aggressive Strategy Fund
- Equity Aggressive Strategy Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Fixed Options
- Guaranteed Interest Fund 1
- Guaranteed Interest Fund 8
The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company. Some terms of the Contract may differ from the terms of the Contract delivered in another state because of state specific legal requirements. All material state variations are described in Appendix C.
Please read carefully this prospectus or any accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission's staff and is available at www.Investor.gov.

Glossary of Special Terms
Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:
Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” (“AUV”) means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.
Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant. If the Contract is annuitized under a single life income plan, there will be one Annuitant. If the Contract is annuitized under a joint life income plan, there will be two Joint Annuitants.
Annuity Payments—Money we pay under a variable income plan or a fixed income plan during the annuitization phase of the Contract.
Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.
Beneficiary—A person who receives payments under the Contract pursuant to an Income Plan or upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.
Company—The Northwestern Mutual Life Insurance Company.
Contract—The agreement between you and us described in this variable annuity prospectus. During the accumulation period of the Contract, you may invest money under your Contract and any earnings on your investment will accumulate on a tax-deferred basis. During the annuitization period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.
Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to the Guaranteed Account(s), plus credited interest; less (3) any applicable fees and amounts withdrawn or transferred from the Guaranteed Account(s).
Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.
Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
Guaranteed Interest Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a "Guaranteed Period").
Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract generally through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
Market Value Adjustment—An amount that may be credited (or charged) to an amount withdrawn or transferred from a multi-year Guaranteed Account before the end of a Guaranteed Period.
Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments must cease and Annuity Payments become payable. The maximum Maturity Date is stated on the specifications page of the Contract and may not be changed.
Northwestern Mutual—The Northwestern Mutual Life Insurance Company.
Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.
Account B Prospectus

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.
Prospectus— The full statutory prospectus for the Contract.
Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.
Required Minimum Distribution ("RMD") — A minimum amount that the federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.
Separate Account—The account the Company has established pursuant to Wisconsin law for those assets that, although belonging to the Company, are reserved for you and other owners of variable annuity contracts supported by the Separate Account.
Summary Prospectus—The summary version of the Contract, which summarizes key information found in the Prospectus for the Contract.
Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.
Withdrawal Charge— A deduction that is made from maturity benefits and withdrawal amounts.
Account B Prospectus

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawal
For back-load Contracts purchased in the state of New York on or after
October 9, 2023, if you withdraw amounts from or surrender your Contract within seven years following the applicable Purchase Payment(s), you will be assessed a withdrawal charge of up to 7% of the Purchase Payment(s). Any applicable withdrawal (or surrender) charge, federal/state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.

For example, if you surrender your back-load Contract before your first
Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $7,000.

For all other current back-load Contracts, if you withdraw amounts from or surrender your Contract within eight years following the applicable Purchase
Payment(s), you will be assessed a withdrawal charge of up to 6% of the
Purchase Payment(s). Any applicable withdrawal (or surrender) charge, market value adjustment, federal/state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.

For example, if you surrender your back-load Contract before your first
Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $6,000.

For prior back-load Contracts, cumulative Purchase Payment(s) are subject to a withdrawal charge of up to 8% (see Appendix B – Prior Contracts). Any applicable withdrawal (or surrender) charge, market value adjustment, federal/
state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.

For example, if you surrender your back-load Contract before your first
Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $8,000.
Fee and Expense Tables – Contract Fees and Expenses Appendix B – Prior Contracts
Transaction Charges
In addition to (or instead of) withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load on front-load Contracts, as well as charges for expedited delivery or wire transfers.
Charges
Account B Prospectus

FEES AND EXPENSES	Cross-Reference(s) to Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee and Expense Tables – Contract Fees and Expenses, Range of Annual Portfolio Operating Expenses, and Examples
	Annual Fee	Minimum	Maximum
	Base Contract (varies depending on Contract version and whether Contract class is front-load or back- load)	0.40%[1]	1.28%[1]
	Investment Options (Portfolio company fees and expenses)	0.21%[2]	2.73%[2]
	Optional Benefits Available for an Additional Charge (for single optional benefit if elected)	0.10%[3]	0.40%[3]
1As a percentage of average total net assets attributable to the Contract for the fiscal year ended December 31, 2024. [2]As a percentage of Portfolio assets. [3]As a percentage of entire benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

LOWEST ANNUAL COST $630[1]	HIGHEST ANNUAL COST $4,467[1]
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of Contract
Classes and Portfolio fees and expenses
●No optional benefits
●No sales charges
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of Contract Classes and
Portfolio fees and expenses
●No sales charges
●No additional Purchase
Payments, transfers or
withdrawals

[1]The lowest and highest dollar amount of fees that would be assessed, based on the assumptions described in the tabular presentation above, for each of the first 10 Contract years.
RISKS
Risk of Loss	You can lose money by investing in the Contract.	The Investment Options
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Surrender and withdrawal charges may apply to Purchase Payments for up to eight years. Your Contract Value will be reduced if you withdraw money and withdrawals may be subject to income taxes and tax penalties or other unfavorable treatment.
The Contract – Generally
Account B Prospectus

RISKS	Cross-Reference(s) to Location in Prospectus
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) and fixed account options you choose. Each Portfolio
(including any fixed account investment options) will have its own unique risks.
You should review these investment options Portfolios before making an investment decision.
The Guaranteed Interest Fund 8 (GIF 8), a fixed investment option offered under the, is subject to the risk of negative Market Value Adjustment (MVA), which could decrease the amount transferred or withdrawn from the GIF 8. You should carefully consider the effects of a negative MVA before making a transfer or withdrawal from GIF 8.
The Investment Options
Insurance Company Risks
Investment in the Contract is subject to the risks related to the depositor
(Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888)
455-2232.
The Company
RESTRICTIONS
Investments
Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations, including charges, and monies moved out of these options may limit the availability of any positive market value adjustment that might otherwise apply.
Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio for such Portfolio.

The Investment
Options – Fixed
Options and The
Contract – Purchase
Payments Under the
Contract
(Guaranteed
Account Investment
Minimums and
Maximums)
The Investment
Options (Short Term
and Excessive
Trading)
Contract Owner
Services
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits	Optional benefits may be subject to additional charges that may vary by issue age, are not available for all issue ages, must be elected at issue and cannot be added once it is removed or expires.	The Contract – Death Benefit (Enhanced Death Benefit Examples)
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals (and some distributions)
will generally be subject to ordinary income tax rates, and may be subject to penalties.
Federal Income Taxes
Account B Prospectus

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Investment Professional Compensation
The Contract is sold exclusively through financial representatives of
Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of Purchase Payments, and Northwestern
Mutual may share revenue it earns on the Contract with its affiliated broker-
dealer. These financial representatives may have a financial incentive to offer or recommend the Contract over other investments.
Additional Information – The Distributor
Exchanges
Some financial representatives may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange an existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new Contract rather than continue to own an existing Contract.
Additional Information – The Distributor
Overview of the Contract
The Contract is an individual flexible payment variable annuity contract, the purpose of which is primarily to provide for the accumulation of value through variable or fixed investment options, through allocations to a variety of Portfolios and/or fixed account options, and payment of annuity benefits on a fixed or variable basis. The Contract is sold for use under a variety of tax-qualified and nontax-qualified plans and may be appropriate if you have a long-term investment horizon. It is not intended for short-term investment and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
During the years when funds are being paid into your Contract, known as the accumulation (savings) phase, the earnings accumulate on a tax-deferred basis. The annuitization (income) period begins when you start receiving a stream of periodic annuity payments under your Contract that begin on the date you select, and all or a portion of such payments will be taxed as ordinary income. Once you annuitize your Contract, your withdrawal rights will depend on the income plan selected. The amount you accumulate under your Contract, including the results of investment performance of your Divisions and interest earned under the fixed options will determine the amount of your monthly annuity payments. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see “Appendix A: Portfolios Available Under Your Contract).
In addition to the Divisions which vary with the investment experience of the underlying Portfolios, the Contract offers two fixed options (Guaranteed Interest Fund 1, or GIF 1, and Guaranteed Interest Fund 8, or GIF 8) that credit interest at declared rates.
Below are other features and options that the Contract offers.
●
Contract classes. The Contract currently offers two classes for new investors, a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).
●
Accessing your money. During the accumulation phase, you may make a withdrawal of your Contract Value or surrender the Contract by submitting a request in writing or by telephone, subject to our administrative procedures. We will waive the surrender charge for up to 10% of Contract Value withdrawn each year subject to certain conditions. All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the annuitization period will depend on the income plan selected. Any applicable withdrawal (or surrender) charge, market value adjustment, federal/state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.
●
Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an annuity payments under the Contract; or (3) upon payment of the death benefit.
●
Preservation+ Strategy. You may allocate all or a portion of your initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount you allocate to the strategy through the crediting of a fixed rate of interest to the portion invested in GIF 8 while permitting participation in the potential risk and returns of your selected Divisions. We limit your initial deposit to the Preservation+ Strategy to a maximum of $100,000.
●
Asset Allocation Models. We make available five asset allocation models at no charge. Each model is comprised of a combination of Divisions representing various asset classes. The models represent various levels of risk ranging from conservative to very aggressive.
●
Standard Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries (1) the Contract Value if an Annuitant dies before the Contract Maturity Date and on or after his or her 75th birthday, or (2) the greater of
Account B Prospectus

the Contract Value or Purchase Payments less any adjustment for each withdrawal if an Annuitant dies before the Contract Maturity Date and before his or her 75th birthday. If an Annuitant dies after the Contract Maturity Date or any time after Annuitant Payments begin, no death benefit is payable. The Contract has an Enhanced Death Benefit option available for an additional charge.
●
Additional Features and Services. We make certain additional services available under the Contract at no additional charge:
The Automatic Dollar Cost Averaging Plan allows you to transfer a set amount from the Government Money Market Division to other Divisions on a regular schedule. The Portfolios Rebalancing feature automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level. You may participate only in one of the Automatic Dollar Cost Averaging Plan and Portfolios Rebalancing feature at a time. We also allow automatic transfers or sweeps of interest from the GIF 1 to any combination of the Divisions monthly, quarterly, semi-annually or annually. We do not charge for participation in these features.
The Systematic Withdrawal Plan allows you to set up automatic monthly withdrawals from your Contract Value. We will take any withdrawal under this plan proportionally from your Contract Value in your selected investment options or the investment options you designate subject to certain conditions. We do not charge for participation in this feature.
The Terminal Illness Benefit allows you to withdrawal all or a portion of your Contract Value without incurring a Withdrawal Charge if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less. The Nursing Home Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Withdrawal Charge if the Primary Annuitant has been confined for at least 90 consecutive days to a licensed nursing facility or hospital and certain other conditions are satisfied. See the prospectus for a full explanation of the required conditions. The Terminal Illness and Nursing Home Benefits are not available in New York.
Account B Prospectus

Fee and Expense Tables
Contract Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. There are two sets of tables: one for a front-load Contract (in which a sales charge is assessed when Purchase Payments are made) and one for a back-load Contract (in which a sales charge is assessed if and when amounts are withdrawn). Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected. (Note: there are two Transaction Expenses tables for back-load Contracts: one for back-load Contracts purchased in the State of New York on or after October 9, 2023, and one for all other states and dates.)
The Transaction Expenses tables describe the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer Contract Value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.
Each table shows the maximum and current fees and expenses for multiple Contract versions. The first column (the [RR] series) shows the maximum and current fees and expenses related to the current Contract version. The subsequent columns show the maximum and current fees and expenses for each prior Contract version shown in Appendix B of the Prospectus.
Front-Load Contract (in which a sales charge is assessed when Purchase Payments are made)
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[LL]		[JJ/KK]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Maximum Sales Load (as a percentage of Purchase Payments)[2]	4.5%	4.5%	4.0%	4.0%	3.0%	3.0%	8.0%	8.0%
Withdrawal Charge	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charge[3]	$17	$17	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges as shown below.
Annual Contract Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[LL]		[JJ/KK]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Administrative Expenses[5]	$30	$30	$30	$30	$30	$30	N/A	N/A
Base Contract Expenses (as a percentage of Separate Account assets)[6]	0.75%	0.45%	0.75%	0.40%	1.0%	0.75%	1.0%	0.75%
Optional Enhanced Death Benefit Expenses (as a percentage of the entire benefit)[7]	0.40%	0.10%	N/A	N/A	N/A	N/A	N/A	N/A

Back-Load Contracts (in which a sales charge is assessed if and when amounts are withdrawn) purchased in NY on or after October 9, 2023
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[2]	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	7.00%	7.00%	8.00%	8.00%	8.00%	8.00%
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charges[3]	$17	$17	$17	$17	$17	$17
Account B Prospectus

Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15
Back-Load Contracts (in which a sales charge is assessed if and when amounts are withdrawn) purchased in all Other States and Dates
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[2]	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	6.00%	6.00%	8.00%	8.00%	8.00%	8.00%
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charges[3]	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges as shown below.
Annual Contract Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Administrative Expenses[5]	$30	$30	$30	$30	$30	$30
Base Contract Expenses (as a percentage of Separate Account assets)[6]	1.50%	1.10%	1.50%	1.25%	1.50%	1.25%
Optional Enhanced Death Benefit Expenses (as a percentage of the entire benefit)[7]	0.40%	0.10%	N/A	N/A	N/A	N/A

1
Each table shows the maximum and current fees and expenses for multiple Contract versions. The first column [the “RR” series] shows the maximum and current fees and expenses related to the current Contract version. The subsequent columns show the maximum and current fees and expenses for each prior Contract version shown in Appendix B in the Prospectus.
2
The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contracts, the base contract expense and the Withdrawal Charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Base Contract Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”)
3
For express mail delivery with signature required; the express mail delivery charge without signature is $15.
4
We also charge $15 for wire transfers in connection with withdrawals.
5
We charge an Annual Contract Fee of $30. We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future. We will give at least 30 days prior notice.
6
We reserve the right to increase the current base contract expenses to the maximum annual rate of 0.75% for the front-load Contract. For back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We reserve the right to increase the current base contract expense to the maximum annual rate of 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on the Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units have reached Withdrawal Charge Category Zero. For further information on Class B and Class A Accumulation Units, see “Base Contract Charges—Reduction of Charges.” The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.
7
The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.
Annual Portfolio Operating Expenses
The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., Appendix A: Portfolios Available Under Your Contract).
Account B Prospectus

	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	2.73%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.19%	2.68%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses as of December 31, 2024 charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
For more information about voluntary fee waivers that may be in place, see the “Charges” section.
Examples1
The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract expenses, and annual Portfolio expenses. The Examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Back-Load Contract With the Enhanced Death Benefit – for Contracts Purchased in New York on or after October 9, 2023:
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$11,641	$21,071	$28,562	$47,564
If you annuitize at the end of the applicable time period:	$4,641	$14,071	$23,562	$47,564
If you do not surrender your Contract:	$4,641	$14,071	$23,562	$47,564

Back-Load Contract With the Enhanced Death Benefit – for current Contracts Purchased in all other States and Dates:
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$10,631	$20,042	$27,517	$47,484
If you annuitize at the end of the applicable time period:	$4,631	$14,042	$23,517	$47,484
If you do not surrender your Contract:	$4,631	$14,042	$23,517	$47,484
Front-Load Contract With the Enhanced Death Benefit:
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$8,199	$15,820	$23,609	$43,849
If you annuitize at the end of the applicable time period:	$8,199	$15,820	$23,609	$43,849
If you do not surrender your Contract:	$8,199	$15,820	$23,609	$43,849
1
The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.01% for the front-load Contract and 0.03% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2024.
Examples for Prior Contracts
The following Examples apply to contracts previously issued by the Company and are calculated under the same assumptions as the Examples for the current Contract. (See “Examples”.) Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Account B Prospectus

JJ/KK Series Contracts Issued Prior to December 17, 1981

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$6,112	$13,575	$21,229	$41,232
If you annuitize at the end of the applicable time period:	$6,112	$13,575	$21,229	$41,232
If you do not surrender your Contract:	$6,112	$13,575	$21,229	$41,232

LL/MM Series Contracts Issued On or After December 17, 1981 and Prior to March 31, 1995
LL Series Front-Load Contracts

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$5,871	$13,353	$21,027	$41,081
If you annuitize at the end of the applicable time period:	$5,871	$13,353	$21,027	$41,081
If you do not surrender your Contract:	$5,871	$13,353	$21,027	$41,081

MM Series Back Load Contracts

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$9,207	$15,821	$22,567	$44,020
If you annuitize at the end of the applicable time period:	$4,207	$12,821	$21,567	$44,020
If you do not surrender your Contract:	$4,207	$12,821	$21,567	$44,020

QQ Series Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000
Front-Load Contract with the Enhanced Death Benefit

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$7,319	$14,209	$21,310	$40,029
If you annuitize at the end of the applicable time period:	$7,319	$14,209	$21,310	$40,029
If you do not surrender your Contract:	$7,319	$14,209	$21,310	$40,029

Back-Load Contract with the Enhanced Death Benefit

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$12,207	$18,821	$25,567	$44,020
If you annuitize at the end of the applicable time period:	$4,207	$12,821	$21,567	$44,020
Account B Prospectus

	1 year	3 years	5 years	10 years
If you do not surrender your Contract:	$4,207	$12,821	$21,567	$44,020
Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Principal Risks
Investment Risk You can lose money by investing in the Contract.
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Your Contract Value will be reduced if you withdraw money and withdrawals may be subject to tax penalties or other unfavorable treatment. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.
Insurance Company Risks Investment in the Contract is subject to the risks related to the depositor (Northwestern Mutual), and any obligations (including any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.
Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.
Account B Prospectus

The Company
The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $378 billion as of December 31, 2024. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
In addition to your fixed account allocations, General Account assets are used to guarantee the payment of the benefits under the Contract, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
The Separate Account
We established the NML Variable Annuity Account B (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.
You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.
When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:
●
Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.
●
Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.
●
Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.
●
Create new separate accounts.
●
Combine the Separate Account with any other separate account.
●
Transfer the assets and liabilities of the Separate Account to another separate account.
●
Transfer cash from time to time between the Company’s General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
●
On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.
●
Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.
Account B Prospectus

●
Terminate and/or liquidate the Separate Account.
●
Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.
●
Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.
The Investment Options
The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.
Variable Options
The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio.
There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this prospectus. Read the prospectus carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.
Account B Prospectus

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We consider receipt of these payments when deciding whether to offer a Portfolio.
Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
Transfers Between Divisions Subject to any limitations imposed by the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.
We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.
Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)
Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries) because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners, except to the extent we are prevented from doing so under applicable or federal law or regulations. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Account B Prospectus

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Contract year or two round trip transfers are made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Contract year or one round trip transfer is made within any subsequent year. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.
Fixed Options
During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may also be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York law. For Contracts subject to Vermont and Maryland law sold before May 1, 2013, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state and under your Contract, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. All material state variations are described in Appendix C.
Account B Prospectus

Except where noted above, GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed Account of a particular duration. We also reserve the right to offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.
Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 0.50% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.
Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Government Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.
Moving into a Guaranteed Account You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. No additional transfers may be made into a GIF 1 for 90 days following a transfer out of a GIF 1. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from exchanges under Section 1035 or rollovers under Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days (or whatever period that may be required under applicable state law) thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Government Money Market Division.
Moving out of a Guaranteed Account Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the start of a Guaranteed Period. After a transfer is made from a Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be greater than $50,000. (The $50,000 limit does not apply to Contracts subject to New York law.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period. These transfer limitations can be illustrated as follows:
Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years
Withdrawal Charge Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Charges—Withdrawal Charges.” Because the withdrawal charge will be deducted from the amount withdrawn and affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.
The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation
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Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York law.
Market Value Adjustment (GIF 8 Only) Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount. For Contracts issued in TX or AL sold prior to May 1, 2013, the MVA formula may differ; read your Contract for specific details. All material state variations are described in Appendix C.
In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.
To calculate the MVA for your contract, use the following formula:
A x [(1+B)n / (1+C)n -1] where;
A =
the Account Value being withdrawn or transferred from GIF 8;
B =
the 7-year Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month in which the declared interest rate first became effective;
C =
the Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month of the withdrawal or transfer for the duration nearest the time remaining in the Guaranteed Period but not less than one year; and
n =
the number of years, including fractional years, remaining in the Guaranteed Period.
In the determination of the Market Value Adjustment, a period whose length is exactly half-way between periods for which a Constant Maturity Treasury Rate is reported will be considered to be nearer to the shorter duration, but not less than one year.
Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF 8 before the end of the Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:
GIF 8 Market Value Adjustment Example
GIF 8 Deposit = $50,000
Guaranteed Interest Rate = 4.5% for 8 years
Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase
Current GIF 8 Account Value = $57,058.31
7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)
5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)
Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)[5] -1] = -$676.04

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Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease
Current GIF 8 Account Value = $57,058.31
7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit
5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)
Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)[5] -1] = +$1,381.49
Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF 8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period. For the example above, assuming a Nonforfeiture Rate of 3%, the maximum positive or negative market value adjustment would be $57,058.31-$50,000(1.03)3 = $2,421.96.
Additional Information “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a variable income plan, except for payments for a specified period. (See Option 1 under “Income Plans—Description of Variable Income Plans.”)
Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Charges”.) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.
In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Preservation+ Strategy (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, Owners may elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that Owners allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation invested in GIF 8 for the Guaranteed Period, while permitting participation in the potential returns – and attendant risks – of the Division(s) of the Separate Account Owners select among the Divisions available under the Strategy. A mathematical formula is used to determine the part of the total initial Purchase Payment allocated to the Strategy that must be invested in GIF 8 to guarantee a return of principal and interest from GIF 8 at the end of the Guaranteed Period (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that Owners make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of the initial Purchase Payment allocated to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Portfolio(s) selected by Owners. Under the Preservation+ Strategy, the Company guarantees the return of the amount allocated to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees charged to GIF 8). Owners assume the risk associated with the amount invested in the Separate Account. The Company guarantees the return of the principal amount invested under the Strategy. Owners also assume the risk that their investment in the Preservation+ Strategy may result in the return of only the principal amount invested under the Strategy, subject to the claims-paying ability of the Company.
The Company does not make recommendations as to whether an Owner should elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. Owners should consult their financial representative for more information about the Preservation+ Strategy and whether the Preservation+ Strategy is appropriate for them.
Example: John Doe is the Owner of a back-load Contract and has allocated his initial Purchase Payment to the Preservation+ Strategy. The Company invests a portion of his Purchase Payment to GIF 8. The remainder of the Purchase Payment is invested in equities of John’s choosing. John, after remaining invested in the strategy for the eight-year Guaranteed Period and satisfying all conditions, will receive an amount equal to his Purchase Payment plus the funds invested in equities.
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The Contract
Generally The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. Generally, distributions are subject to tax as ordinary income if you make a withdrawal. The annuitization phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on a Contract owned by a non-natural person will generally be treated as ordinary income subject to annual taxation.
If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.
Free Look If you change your mind about owning this Contract, you can cancel it within ten days after you receive it (or whatever period is required under applicable state law). There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. We will refund the sum of (a) the value of the Accumulation Units of the Separate Account on the effective day of the return plus (b) any amount deducted from the portion of the Purchase Payments applied to the Separate Account. In the event applicable state law requires us to return the greater of your Contract value or your purchase payment, we will do so. All material state variations are described in Appendix C.
Contract Values  The value of your Contract on any Valuation Date is the sum of the following: (i) the value of all your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to the Guaranteed Account(s), plus credited interest; less (iii) any applicable fees and amounts withdrawn or transferred from the Guaranteed Account(s). We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We will notify you, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000. If you are unable to increase the Contract Value or the total Purchase Payments paid to $2,000 within 30 days after we notify you, we may surrender your Contract for its Contract Value (i.e., with no withdrawal charge) in accordance with applicable state law, provided such surrender does not affect or terminate any other benefits or riders provided or elected under the Contract.
Purchase Payments Under the Contract
Frequency and Amount A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semi-annually, annually, or on any other frequency acceptable to us. For back-load Contracts in non-tax qualified situations, the minimum initial Purchase Payment is $5,000. For all other back-load Contracts, the minimum amount for an initial Purchase Payment is $100, or $25 if payments are made through an Insurance Service Account (ISA) instead. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”) For back-load Contracts issued in Oregon sold before May 1, 2013, you may not make Purchase Payments after the first Contract anniversary if the Maturity Date is earlier than the Contract anniversary nearest the Annuitant’s 90th birthday.
In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000. We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being
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paid for through a multiple-contract billing. For front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees.
Guaranteed Account Investment Minimums and Maximums Guaranteed Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000. To the extent that an investment causes the maximum amount to be exceeded, the excess amount would be invested in the Government Money Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and, with our consent, would be able to continue to allocate purchase payments and transfers to that Account up to the current maximum investment limit.
Application of Purchase Payments We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. If we do not have appropriate instructions in good order, we will continue to credit Net Purchase Payments to your Contract according to the allocation instructions then in effect. The application of Purchase Payments to the Guaranteed Account options are subject to special rules (see “The Investment Options—Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Base Contract Charges.”) Class B Accumulation Units are subject to a Withdrawal Charge while Class A Accumulation Units are not subject to such a charge.
Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.
Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated. The number of Accumulation Units credited to a Contract is determined by dividing the Net Purchase Payments by the value of the Accumulation Unit on the effective date. This number of Accumulation Units will not be changed by any subsequent change in the dollar value of the Accumulation Units.
We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any
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resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.
Reduction or Waiver of Certain Charges Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.
Maturity Date Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).
Gender-Based Annuity Payment Rates Federal law, and the laws of certain states, may require that Annuity considerations and Annuity Payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with certain plans where these rules may have general application, the Annuity Payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available as applicable. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.
Access to Your Money
Withdrawals Contract Owners may withdraw some or all of the Accumulation Unit Value of their Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments. Any applicable withdrawal (or surrender) charge, market value adjustment, federal/state tax withholding, and/or Express Mail Delivery fee will be assessed against and deducted from the amount withdrawn.
Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options—The Fixed Options”.) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges”.) Such withdrawals may be prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes”.)
Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1 (Period Certain), the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges”.) For Contracts, issued in Oregon sold prior to May 1, 2013, no withdrawals may be made within the first five years after the date a variable income plan 1 takes effect. If Annuity Payments are being made under variable income plan 2 (Single Life Income with or without Period Certain) and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3 (Joint and Survivor Life Income with Period Certain)), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans”.)
We may accept withdrawal or full surrender requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders may require a signed form. Withdrawal requests may be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See “Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will
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process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or earlier, if required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
In reliance on relief from the SEC staff (“SEC Relief”), we may temporarily delay the payment of proceeds from a surrender or withdrawal attributable to the Divisions if we reasonably believe that financial exploitation of an Owner, who is (i) age 65 or older, or (ii) age 18 or older who we reasonably believe has a mental or physical impairment that renders them unable to protect their own interests, has occurred, is occurring, has been attempted, or will be attempted. Subject to the conditions of the SEC Relief, payment of the proceeds may be delayed for up to 55 Valuation Dates. During the period of any such payment delay, the proceeds will be held in the Division of the Separate Account that invests in the Government Money Market Portfolio as we investigate and work with appropriate regulatory and other lawful authorities to resolve the matter. No later than two Valuation Dates after the temporary hold has been imposed, we will provide oral or written notice of the temporary hold and the reason for the temporary hold to the Owner, a trusted contact person the Owner previously identified to us and any other person(s) eligible to submit orders related to the Contract, unless we suspect that other person(s) of having engaged in, engaging in, having attempted or attempting financial exploitation of the Owner.
Benefits Provided Under the Contracts
Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Government Money Market Division until the Portfolio is liquidated.
Benefits Available Under the Contract
The following table summarizes information about a variety of standard and optional benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fees and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Standard Death Benefit	The Contract provides a death benefit to be paid under a lump sum, fixed or variable income plans or continued in force as a new contract for the payee(s)	Standard	No Charge
●Only payable if the Annuitant dies
before the Maturity Date
●Income Plans have their own
payout benefit rules at death (see
below)
●Is reduced for withdrawals
●If payee elects to continue the
Contract in force, additional
restrictions may apply

Account B Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Enhanced Death Benefit	An optional enhanced death benefit is available that allows the Owner to annually “lock in” certain increases in Contract Value	Optional	0.40%[1]
●Not available for all issue ages and
enhanced death benefit
adjustments are limited by the
primary Annuitant’s age
●Must be elected at issue
●Cannot be added once terminated
●There is a charge for this benefit

Income Plans	Annuity Payments and death benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[2]
●Plans for Annuity Payments for a
specified period are not available
for Contracts issued after
May 1, 2013
●Variable income plans are subject
to some Contract charges (as well
as expenses of the underlying
Portfolios) and are subject to
market risk
●Fixed income plans are funded
through withdrawals from the
Separate Account and may be
subject to a withdrawal charge
●Transfers between Income Plans
are only allowed under limited
circumstances

Fixed Option
Two fixed options, GIF 1 and GIF
8, are available during the
accumulation phase and credit
interest at Declared Rates not
less than a minimum guaranteed
annual effective rate of 0.50%.
For GIF1, the Declared Rate will
be effective for a Guaranteed
Period equal to the shorter of
twelve months or the period of
time remaining until the
Maturity Date of the Contract.
For GIF 8, the Declared Rate will
be effective for a Guaranteed
Period of eight years (see “Fixed
Options” section)
		Standard	No Charge[3]
●Principal and interest rates for fixed
option amounts guaranteed by
Northwestern Mutual are subject to
its claims-paying ability
●Effective rates apply only for
specified Guaranteed Periods, the
terms for which may change at our
discretion and may be limited by
your Contract’s Maturity Date
●Allocations to and from the GIF 1
and GIF 8 may be subject to special
restrictions, such as minimum and
maximum limits on initial and
additional amounts invested and
limits on the timing and amount of
transfers out of these options
●GIF 8 is not available under front-
load contracts
●GIF 8 is not available if the period of
time remaining to the Maturity
Date of the Contract is less than
eight years
●Amounts moved out of GIF 8 before
the end of a Guaranteed Period
may be subject to a negative
Market Value Adjustment
●Portfolio Rebalancing, Automatic
Dollar Cost Averaging and Interest
Sweeps may not be used with GIF 8

Account B Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Preservation+ Strategy
Allows Owners to allocate all or
a portion of their initial
Purchase Payment to a strategy
designed to preserve the
principal of amounts allocated
to the strategy through the
crediting of a fixed rate of
interest to the portion invested
in GIF 8 while permitting
participation in the potential risk
and returns of their selected
Divisions
		Optional	No Charge
●Not available for front-load
Contracts
●Subject to investment minimum
and maximums and other
conditions
●Guaranteed Period is limited and
guaranteed amounts are subject to
the claims-paying ability of
Northwestern Mutual

Reinvestment of Redemptions	In certain limited circumstances, allows Purchase Payments to be made without the deduction of a sales load, or with a refund of a withdrawal charge	Standard	No Charge
●Request to void redemption must
be made within 60 days without
passing the Contract anniversary
●Requests will not be processed
where redemption proceeds were
paid by a check payable to the
Owner and cashed or proceeds
directly deposited into a bank
account

Terminal Illness Benefit	Waives withdrawal charges if primary Annuitant is terminally ill	Standard	No Charge	●Must meet timing and definitional requirements for “terminal illness”
Nursing Home Benefit	Waives withdrawal charges if primary Annuitant is confined to a nursing home	Standard	No Charge	●Applies after first Contract anniversary ●Confinement must be medically necessary for 90 consecutive days
Automatic Dollar Cost Averaging	On a periodic basis, automatically transfers a specific amount from the Government Money Market Division into other Divisions you selected	Standard	No charge	●Cannot use with portfolio rebalancing
Systematic Withdrawal Plan	Allows for monthly payments drawn from your investment options during the accumulation phase either proportionately from your investment options or from specific investment options	Standard	No charge	●Proportionate deductions may be limited for amounts in the Guaranteed Interest Funds ●Withdrawal charges may apply to amounts in excess of the free withdrawal amount ●Taxes or penalties may apply
Special Withdrawal Privilege	Allows the withdrawal of 10% of Contract Value without a surrender charge	Standard	No Charge	●Contract must be at least $10,000 ●Applies only after the first Contract anniversary
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi- annually or annually) to maintain your chosen mix of Divisions	Standard	No charge	●Ordinarily ends upon transfers from applicable Divisions ●Cannot use with dollar cost averaging
Interest Sweeps	Automatically transfers interest from the GIF to any combination of Divisions	Standard	No charge	●Minimum Contract Value required for eligibility
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance	Standard	No charge	●Only one model is available at a time ●Models are “static” and therefore the Owner must make an affirmative election to change models ●Available models may change in the future

Account B Prospectus

1
The annual charge for the Optional Enhanced Death Benefit is expressed as a percentage of the entire benefit and varies by issue age.
2
Variable income plans continue to be assessed Base Contract Charges.
3
Some charges apply to amounts allocated to or withdrawn from the Guaranteed Interest Fund but may be calculated in a manner different than the manner applicable to other amounts.
Death Benefit
How Much is the Death Benefit?  The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)
●
If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).
●
If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans.”)
●
If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:
●
the Contract Value (determined as described immediately below); or
●
the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)
When is the Death Benefit Determined? In determining the amount of the Death Benefit, the Contract Value is determined as of the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.
Guaranteed Minimum Death Benefit Examples
Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):
	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500
Example: John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and after his 75th birthday. Upon his death, the Company pays the Contract Value to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and before his 75th birthday. Upon his death, the Company pays the greater of the Contract Value or Purchase Payments less any adjustments for each withdrawal to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies after the Contract Maturity Date. Since the Contract has matured, no death benefits are payable through the Contract. If John settled the funds from the Contract to an Income Plan, a death benefit may be payable based on the Income Plan chosen.
Account B Prospectus

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.
Example: John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date, after one year of owning the Contract and before his 80th birthday. Upon his death, the Company pays the greatest of the Contract Value, Purchase Payments less any adjustments for each withdrawal, or the EDB on the most recent anniversary plus payments and less any adjustments for withdrawals since the prior anniversary to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date and after his 80th birthday. Upon his death, the Company pays the greater of the Contract Value or the EDB on the anniversary immediately prior to his 80th birthday plus payments and less any adjustments for withdrawals since that anniversary to his wife Jane, his designated beneficiary.
Enhanced Death Benefit Examples
Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):
Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000
Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):
Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2024–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2025–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2025–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)
How is the Death Benefit Distributed? If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant. As a matter of current practice, the Contract continues in force, subject to limitations under federal and/or state law. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available)—transfers to a GIF 8 in this circumstance are allowed only if no funds were invested in the GIF 8 on the death of the Annuitant." [New]: "Beneficiary/Owner. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.
Account B Prospectus

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.
If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:
●
continue the Contract (as described above),
●
receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or
●
receive the Death Benefit as a lump sum check.
In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check. Generally, amounts distributed as the Death Benefit are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.
Income Plans
Generally If you decide to begin receiving Annuity Payments from your Contract, you may choose either: (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess Base Contract Charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. Fixed income plans describe in the Contract or otherwise offered by the Company include income plans with a guaranteed income amount or income amount that changes annually based on the company’s declared rate. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a Withdrawal Charge in determining the withdrawal value. (See “Withdrawal Charges.”) Amounts transferred to our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.
A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Transfers made between investment options during pay-out cannot: (1) exceed 12 transfers per year, (2) transfer into and then out of the same fund within 14 days, if the transfer is $10,000 or more, and (3) transfer into and then out of the same fund within 30 days, if the transfer is in excess of 1% of the underlying fund’s total assets. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”
The annuitization period begins when you start receiving a stream of periodic annuity payments under your Contract on the date you select. For Income Plans, the earliest possible annuity commencement date is immediately after we issue your Contract. The latest possible annuity commencement date is the Maturity Date (i.e., the date you must annuitize or take the lump sum). Under Contracts currently offered, on the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed
Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.
Example: John Doe was the Owner of a Contract and had elected a single life income plan for a ten-year certain period. John dies before the ten-year certain period is over and his wife Jane, his beneficiary, continues to receive income payments for the remainder of the certain period. After the ten-year certain period, no income payments are payable to Jane, his beneficiary.
Account B Prospectus

Description of Variable Income Plans The following variable income plans are available:
1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).
2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period). An annuity payable monthly until the payee’s death, or until the expiration of a selected period certain, whichever is later. You may select a period certain of either 10 or 20 years, or you may choose a plan with no period certain. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary. Where no period certain was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period). An annuity payable monthly for a period certain of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitant, payments continue for the remainder of the 10 years period certain or the remaining lifetime of the survivor, whichever is longer.
We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans. Amounts (or portions thereof) payable under a variable income plan with a period certain may be redeemed after we have a request for redemption in good order at the Home Office. Where no period certain was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. If you are in an Income Plan involving a life contingency (i.e., Plans 2 or 3), you will not be able to withdraw any Contract Value after the annuity commencement date. We will not permit a transfer to an Income Plan that involves a different life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.
Amount of Annuity Payments We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.
Assumed Investment Rate The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 ½%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.
Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.
Account B Prospectus

Additional Features and Services
Reinvestment of Redemptions  In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a Withdrawal Charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any Withdrawal Charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase Payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed, where the redemption proceeds are directly deposited to a checking or savings account, or if the time between the distribution and the request for reinvestment crosses a contract anniversary. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your Financial Representative.
Example: John Doe has a back-load Contract and decides to withdraw $2,000. The accumulation value of his contract at the time of the withdrawal request was $25,000. After the withdrawal, John’s contract had a value of $23,000 and he received $1,880 in proceeds. John receives his requested withdrawal amount after deducting $120, which is the Withdrawal Charge (6% in years 1-3) applied to the amount withdrawn ($2,000 x 0.06 = $120). Forty-five days later, John requests to void his previous redemption request. At the time of this request, John’s contract has decreased in value due to the investment experience of the Divisions and was worth $22,000. The Company refunds the amount withdrawn as well as the Withdrawal Charge ($2,000 total) increasing the Contract Value to $24,000.
Terminal Illness Benefit Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less (or whatever period that may be required under applicable state law). No withdrawal charge will be waived if the determination of terminal illness is made before the Contract was issued. No Purchase Payments may be made to the Contract once proof of terminal illness is provided to the Company. Whether by Contract or Company practice, we are extending this benefit to terminal injury as well, effective May 1, 2013.
Example: John Does is the Owner of a back-load Contract and after one year of owning the Contract, he becomes terminally ill with a life expectancy of 12 months. John requests to take a withdrawal that would have normally been subject to a Withdrawal Charge of 6%. In that instance, if he satisfies the conditions of the rider, the Company would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Nursing Home Benefit Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days (or whatever period that may be required under applicable state law) on a 24 hour per day basis in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider). No withdrawal charge will be waived if the confinement began before the Contract was issued. No Purchase Payments may be made to the Contract once proof of confinement is provided to the Company. A request for waiver of withdrawal charges must be made no later than 90 days (or whatever period that may be required under applicable state law) following the date confinement ended.
Example: John Doe is the Owner of a back-load Contract and after one year of owning the Contract, he becomes confined to a nursing home for 90 consecutive days. John requests to take a withdrawal that would have normally been subject to a Withdrawal Charge of 6%. In that instance, if he satisfies the conditions of the rider, the Company would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
The Terminal Illness and Nursing Home Benefits are not available in New York.
Automatic Dollar-Cost Averaging The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semiannual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.
Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.
Account B Prospectus

Systematic Withdrawal Privilege You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate . Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.
Special Withdrawal Privilege You can withdraw 10% of the Contract’s accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.
Portfolio Rebalancing To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.
Only contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. A program of regular investing cannot assure a profit or protect against loss in a declining market.
Interest Sweeps  If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.
Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps.
Allocation Models The Company currently makes available allocation models at no extra charge. An Owner can select only one model at a time. Each of the five models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from conservative to very aggressive. Generally, the five models can be characterized as follows:
Conservative
This combination of Divisions has Portfolios that generally invest in a mix of mostly fixed income securities and some equity securities in order to preserve principal, provide liquidity and income to seek modest growth.

Moderately Conservative
This combination of Divisions has Portfolios that generally invest in fixed income securities and a mix of equity securities with a majority emphasis on fixed income investments in order to preserve
principal, provide liquidity and income and to seek modest growth.

Balanced
This combination of Divisions has Portfolios that generally invest in a mix of fixed income and equity securities in order to preserve principal and pursue sustained long-term growth without the
volatility of high- risk investments.

Aggressive
This combination of Divisions has Portfolios that generally invest in a mix of equity securities and some fixed income securities in order to primarily pursue long-term growth while willing to accept the volatility associated with high-risk investments.

Very Aggressive
This combination of Divisions has Portfolios that invest in almost entirely in a variety of equity securities in order to achieve higher potential growth while assuming the risks and higher volatility associated with these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by contacting their financial representative or by calling 1-888-455-2232. There will be no automatic rebalancing to these models unless the Owner chooses
Account B Prospectus

the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their financial representative for more information about available allocation models and whether investment in a model is appropriate for them.
Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time but this will not affect an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Contract (see “Substitution of Portfolio Shares and Other Changes” above for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers Between Divisions” above for more information about how to change portfolio allocations).
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.
Charges
We will make the following current charge deductions:
Sales Load For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. If the sales load does not cover distribution expenses, any shortfall will be paid from our general account. Such payments from our general account may consist of, among other things, proceeds from the Base Contract Expenses described below. For front-load contracts sold between May 1, 2000 and April 30, 2003, the sales load on cumulative purchase payments in excess of $1,000,000 is 0.5%. We base the charge on cumulative Purchase Payments we have received and the rates in the table below:
Cumulative Purchase Payments Paid Under the Contract	Charge (as % of Purchase Payment)	Charge (as % of Amount Invested)
First $100,000	4.5%	4.5%
Next $400,000	2.0%	2.5%
Balance over $500,000	1.0%	2.25%[1]
1 This percentage assumes cumulative Purchase Payments paid under the Contract were $600,000.
Contract Fee On each Contract anniversary prior to the Maturity Date, we charge $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We will apply the charge for the Contract Fee by reducing the number of Accumulation Units credited to your Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. We use this fee to reimburse our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future. We will give prior notice.
Base Contract Charges
Nature and Amount of the Charges When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.
For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.45% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.10% of the assets of the Separate Account; the deduction for Class A Accumulation Units
Account B Prospectus

and Class A Annuity Units is at a current annual rate of 0.45% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units.
Reduction of the Charges  For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on the Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero”. [See “Withdrawal Charges (Back-Load Contracts Only”) – Withdrawal Charge Rates.] As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.10% to 0.45% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.
Other Expense Risks The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.
Withdrawal Charges (Back-Load Contacts Only)
Withdrawal Charge Rates When not waived (as described below), we assess and deduct from the withdrawn amount certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:
Category	Withdrawal Charge Rate – Purchased in NY on or after October 9, 2023	Withdrawal Charge Rate – Purchased in all other States and Dates
8, 7, 6	7%	6%
5	6%	5%
4	5%	4%
3	4%	3%
2	3%	2%
1	0%	1%
0	0%	0%
We base the amount in each Category on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. Where the anniversary value is at least $25,000, Class B Accumulation Units purchased with deposits reaching Category Zero, and a proportionate share of earnings will automatically convert to Class A Accumulation Units. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.
For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge Category Eight and the remaining $300,000 begins in withdrawal charge Category Four. The Withdrawal Charge in the first year would be not more than the following:
●
For contracts purchased in NY on or after October 9, 2023: $22,000, i.e., 5% of $300,000 plus 7% of $100,000.
●
For contracts purchased in all other states and dates: $18,000, i.e., 4% of $300,000 plus 6% of $100,000.
Account B Prospectus

Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in Category Eight at issue would have moved down one Category each Contract anniversary such that it would move to Category Four on the fourth Contract anniversary. The $300,000 that was in Category Four at issue would move to Category Zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to Category Zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no Withdrawal Charge. The next $100,000 withdrawn (from Class B) would be subject to a Withdrawal Charge as follows:
●
For contracts purchased in NY on or after October 9, 2023: A 5% Withdrawal Charge totaling not more than $5,000.
●
For contracts purchased in all other states and dates: A 4% Withdrawal Charge totaling not more than $4,000.
A withdrawal charge is not assessed on any earnings.
To illustrate withdrawal charges on partial withdrawals, consider the following example. Suppose a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000 immediately before the withdrawal. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The Withdrawal Charge on the remaining $8,000 is as follows:
●
For contracts purchased in NY on or after October 9, 2023: $560 (7% of $8,000).
●
For contracts purchased in all other states and dates: $480 (6% of $8,000).
Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000 (10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a Withdrawal Charge has already been assessed)], the Withdrawal Charge is assessed as follows:
●
For contracts purchased in NY on or after October 9, 2023: $5,520 (6% of $92,000).
●
For contracts purchased in all other states and dates: $4,600 (5% of $92,000).
On the rest of the remaining account value (i.e., $7,000), the Withdrawal Charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.
Gross and Net Partial Withdrawals There are two general methods of requesting and processing partial withdrawals:
(1) Gross Method: Under this method, the owner specifies the amount he or she wants withdrawn from the contract. Any applicable withdrawal charge, market value adjustment, federal/state tax withholding, and/or Express Mail Delivery fee is assessed against and deducted from the dollar amount of the withdrawal specified, resulting in a check equal to the difference being sent to the owner. (For example, if the owner specifies a Gross amount of $47,500, and a 5% Withdrawal Charge applies, then $47,500 will be withdrawn from the contract, a $2,375 Withdrawal Charge ($47,500 x .05 = $2,375) will be assessed against and deducted from the withdrawal amount, resulting in a $45,125 check being sent to the owner.)

(2) Net Method: Under this method, the owner specifies the amount of the check he or she wants to receive. The amount withdrawn from the contract will be an adjusted (typically larger) amount necessary to result in the dollar amount of the check specified, following the assessment and deduction of any applicable withdrawal charge, market value adjustment, federal/state tax withholding, and/or Express Mail Delivery fee against and from such adjusted amount. (For example, if the owner specifies a Net amount of $47,500, and a 5% Withdrawal Charge applies, then the amount withdrawn from the contract will be the adjusted amount of $50,000, which is necessary to result in a $47,500 check being sent to the owner, following the assessment and deduction of a $2,500 withdrawal charge ($50,000 x .05 = $2,500) against and from the adjusted amount.)
Waiver of Withdrawal Charges When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the Withdrawal Charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract and applicable state law. You may not make Purchase Payments after we are given proof of a terminal illness or confinement.
A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a variable income plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable income plan which is not contingent on the payee’s life (i.e., Plan 1).
Account B Prospectus

For fixed income plans, the Contract provides for deduction of the Withdrawal Charge when the Income Plan is selected. By current administrative practice, so long as the Contract has been in force for at least one full year, we will waive the Withdrawal Charge if you select a fixed income plan for a period certain of 12 years or more or certain fixed income plans which involve a life contingency.
As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges on the greater of (i) the Contract Year “withdrawal charge free” amount or (ii) the current year Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.
On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into, and transfers out of, its existing tax deferred annuity contracts only if certain conditions are met.
Withdrawal Charges and Our Distribution Expenses The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.
Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.
Other Charges
Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested. (For New York front and back load Contracts issued on or after 1/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Accounts.)
Premium Taxes The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.
Portfolio Expenses and Charges The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the mutual fund prospectuses.
For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2024 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.19% to a maximum of 2.68%.
Expedited Delivery Charge When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service at your request) and $15 for a wire transfer.
Account B Prospectus

Federal Income Taxes
Qualified and Non-Tax Qualified Plans
We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:
1.
Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).
2.
Roth IRAs pursuant to the provisions of Section 408A of the Code.
3.
Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).
4.
Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.
5.
Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination or death benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.
We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).
Diversification  The Code requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.
Owner Control  In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.
Contribution Limitations and General Requirements Applicable to Contracts
Traditional IRA If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $7,000 for 2025 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. Currently, the limit on IRA catch-up contributions is $1,000 (not indexed) for individuals who are age 50 or over. Effective for taxable years beginning after December 31, 2023, the catch-up limit may be increased to reflect cost of living increases. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $79,000—$89,000 for single filers and between $126,000—
$146,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $236,000—$246,000 (indexed for joint filers). Federal income tax refunds can be directly deposited into an IRA, subject to contribution limits.
The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred Annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversion to Roth IRAs. A nonspouse beneficiary of the deceased owner’s IRA, tax-deferred annuity or qualified plan may also roll over the proceeds to an inherited IRA in a trustee to trustee transfer, subject to annual minimum required distribution rules.
An IRA is nonforfeitable and generally cannot be transferred.
Account B Prospectus

Roth IRA If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $7,000 for 2025 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. Effective for taxable years beginning after December 31, 2023, the catch-up limit may be increased to reflect cost of living increases. For the tax year 2025, the maximum contribution is phased out at an adjusted gross income (“AGI”) of between $150,000 and $165,000 for single filers, between $236,000 and $246,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.
An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty. Beginning in 2024, individuals may make a tax-free rollover no more than $35,000 (lifetime limit) from a 529 plan into a Roth IRA. Rollovers must be made by a direct trustee-to-trustee transfer from a qualified tuition program into a Roth IRA that has been open at least 15 years prior to the rollover. Rollover amounts subject may not exceed annual Roth IRA contribution limits.
SEP An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee’s compensation up to $350,000 or $70,000 (for 2025). In a SEP that permits employee contributions, the employee is allowed to contribute up to $23,500 in 2025, indexed thereafter. Employees who are age 50 or over may also make a catch-up contribution of $7,500 for 2025, indexed thereafter. The employer is allowed to match the catch-up up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. The Contracts are nonforfeitable and nontransferable.
SIMPLE IRA A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,100 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $16,500 (for 2025). The employer must contribute either a matching contribution of up to 3% of the employee’s compensation or non-elective contribution of 2% of the employee’s compensation up to $350,000 (for 2025) for each employee. However, employers with 26-100 employees may offer at 4% match or 3% non-elective contribution. Employers may make an additional non-elective contribution to each employee of the plan in a uniform manner, provided that the contribution may not exceed the lesser of up to 10% of compensation or $5,000 (indexed). Employees may defer up to $16,000 for 2024 ($19,500 if age 50 or older), however, the annual deferral limit and the age 50 catch-up contribution amount for employees will increase by 10% for employers with no more than 25 employees. Employers with 26-100 employees may provide the higher deferral limits to employees only if they offer a 4% matching or 3% non-elective contribution. A catch-up contribution of $3,500 for 2025 and indexed thereafter is allowed for employees who are age 50 or older. Due to the SECURE Act 2.0, there is an increase in the catch-up contribution limits for participants aged 60-63, but not later years. The new catch-up contribution limit is increased to the greater of $5,000 or 150% of the regular age 50 catch-up contribution limit for SIMPLE IRA plans in 2025. Cost of living adjustments will begin in 2026. This enhancement is optional for plans and a plan need not offer enhanced catch-up simply because it offers the normal age 50 catch-up contributions. The employer is allowed to match the catch-up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.
Tax Deferred Annuity Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee’s account and the amount of your includible compensation for your most recent year of service:
Elective Deferrals Only: If there are elective employee deferrals only, the limit for 2025 is the lesser of two rules: (1) the lesser of 100% of the employee’s compensation up to $350,000 or $70,000 or (2) a flat dollar limit of $23,500, indexed thereafter. Employees age 50 or over may make an additional catch-up contribution of $7,500 for 2025 and the limit is indexed thereafter.
Nonelective Contributions Only: If the only contributions are nonelective employer contributions, the maximum limit for 2025 is the lesser of 100% of compensation up to $350,000 or $70,000.
Both Employee and Employer Contributions: Employers are allowed to match employee elective deferrals, including the catch-up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions for 2025 cannot exceed the lesser of 100% of compensation up to $350,000 or $70,000. Contributions and earnings thereon are not included in the employee’s gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59½ except on account of severance of employment, death, disability or hardship (contributions only).
Account B Prospectus

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.
The catch-up contribution limit that generally applies for employees aged 50 for 403(b) remains $7,500 for 2025. Therefore, participants in most 403(b) plans who are 50 and older generally can contribute up to $31,000 each year, starting in 2025. Under a change made in SECURE 2.0, a higher catch-up contribution limit applies for employees aged 60-63 who participate in these plans. For 2025, this higher catch-up contribution limit is $11,250 instead of $7,500. This enhancement is optional for plans and a plan need not offer enhanced catch-up simply because it offers the normal age 50 catch-up contributions. On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will not allow new purchase payments, rollovers, or transfers into its existing tax-deferred annuity contracts. Transfers out of its existing tax-deferred annuity contracts can only take place if certain conditions are met.
Section 457 Plan A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees’ beneficiaries in a governmental plan and by the employer (subject to claims of the employer’s general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation up to $350,000 (indexed for 2025) or $31,000 starting in 2025 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch-up contribution of $7,500 for 2025 and indexed thereafter is allowed for employees who are age 50 or older. Under SECURE 2.0, a higher catch-up contribution limit applies for employees aged 60- 63 who participate in these plans. For 2025, this higher catch-up limit is $11,250 instead of $7,500. Amounts deferred and earnings thereon are not includible in the employee’s gross income until they are paid or made available to the employee or the employee’s beneficiary or, in the case of a governmental plan, until they are paid.
Nontransferable Annuity Nontransferable Annuity Contracts are Contracts held in a tax-qualified plan or trust and transferred to the employee on the employee’s separation from service or death or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.
Non-Tax Qualified Contract There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.
Taxation of Contract Benefits  For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code. IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable Annuities As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these Contracts will be taxable as ordinary income when received. Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s.
Non-qualified Contracts If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.
For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving
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spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.
One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other Annuity Contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 6 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as Annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.
A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.
We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.
Premature Withdrawals A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59½ and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed herein. You should consult a tax adviser with regard to exceptions from the penalty tax.
Required Minimum Distributions  Qualified Contracts are subject to required minimum distribution (RMD) rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.
For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.
RMDs rules also apply after death. Under recent changes to the law, most beneficiaries must take distributions within ten years. Certain “eligible designated beneficiaries” are permitted to take distributions over life or life expectancy. Eligible designated beneficiaries include spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. There are additional rules for situations where there is no designated beneficiaries or the beneficiary is a trust.
The details of the RMD rules are extremely complex. Consult a tax adviser for additional information.
Mandatory Withholding Generally, eligible rollover distributions from tax-deferred annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% federal income tax withholding unless the payments are rolled over directly to an IRA or to an “eligible retirement plan” that accepts rollovers. An “eligible retirement plan” includes a plan qualified under Section 401(a) of the Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, or are “required minimum distributions” because these payments are not eligible to be rolled over. Other exceptions may apply. Special rules apply to distributions that include contributions made on an after-tax basis, such as Roth and after-tax contributions.
Withholding  Distributions are generally subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.
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Definition of Spouse under Federal Law  The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Charges.”)
Other Considerations
You should understand that the tax rules for annuities and qualified plans, including but not limited to Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.
Contract Owner Services
Electronic Funds Transfer (“EFT”) Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.
A program of regular investing cannot assure a profit or protect against loss in a declining market.
Automatic Required Minimum Distributions (“RMD”) For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans, and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn the "applicable age". If you attain (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no
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longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.
Owner Inquiries and Instructions Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.
The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.
Householding To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.
Additional Information
The Distributor  We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.
Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.
For purchases of and additional deposits into the Contract, your registered representative receives a commission of 2.5% on the first $100,000 and 1.25% on the next $400,000 and 0.5% on amounts over $500,000, and servicing compensation of 0.15% annually. There is also a bonus program that rewards your registered representative for total annuity sales that can pay your registered representative a bonus commission rate of up to 0.75% for the sale of a variable annuity contract.
NMIS and the Northwestern Mutual Wealth Management Company (“NMWMC”) use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as
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the grid. The grid payout percentages range between 35% and 95% payable to the registered representative, depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement for the following year, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.
Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.
NMIS does not pay its registered representatives any portion of the 12b-1 fees related to mutual funds held in certain accounts with assets under $50,000. Because a registered representative may receive ongoing compensation on a sale of a Contract below $50,000, but will not receive ongoing compensation on mutual fund investments below that amount, a registered representative has an incentive to recommend the Contract for purchases below $50,000.
Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.
Voting Rights As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plans, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received, as well as shares of the fund that the insurer itself owns, in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Contract Owners.
Dividends This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.
We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
For the back-load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. (See “Base Contract Charges.”) The Contracts issued prior to March 31, 2000, do not include this conversion feature, and we currently pay dividends on some of those Contracts. (See “Dividends for Contracts Issued Prior to March 31, 2000.”)
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Dividends for Contracts Issued Prior to March 31, 2000 During the year 2025 we are paying dividends on approximately 59% of the in force variable annuity contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000. Approximately 88% of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2025 represents about 0.68% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.80%.
We credit any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code, dividends cannot be paid in cash but must be applied as Net Purchase Payments under the Contract.
Internal Annuity Exchanges As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for front-load or back-load Contracts without paying a second charge for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period. Cumulative premium and guaranteed minimum death benefits are affected by an Internal Annuity Exchange. These values are transferred from the source contract to the receiving contract proportionally, relative to the amount of the contract that was exchanged before the application of any withdrawal charges. For exchanges from a fixed contract to a variable annuity contract, the guaranteed minimum death benefit is determined by the cumulative premium amount transferred. Internal Annuity Exchanges, as described above, are not available in all states.
In general, amounts exchanged from a Contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge or sales load will be charged on premium payments and any appreciation attributable thereto that are exchanged into a new back-load Contract) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). We may also allow internal exchanges on back-load Contracts when (i) there are no applicable withdrawal charges on the Contract being exchanged, and (ii) the exchange involves a rollover from a qualified plan to an IRA or another qualified plan or a consolidation into an existing or new front-load Contract. Fixed annuity contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.
Speculative Investing Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Abandoned Property Requirements Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.
Legal Proceedings Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
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Appendix A—Portfolios Available under Your Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc	0.42%[1]	37.82%	14.77%	13.44%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.61%[1]	34.43%	18.22%	16.94%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	22.16%	13.86%	11.88%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.72%[1]	23.86%	10.92%	10.22%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	24.75%	14.30%	12.86%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	10.69%	7.46%	7.58%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	7.07%	5.90%	7.40%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	11.88%	8.60%	8.40%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.21%	5.55%	7.03%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	13.63%	10.07%	9.41%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	8.65%	7.42%	8.15%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	13.18%	5.89%	8.12%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.27%	8.43%	8.01%	8.61%
Account B Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.87%[1]	10.36%	6.59%	7.77%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	5.30%	5.96%	7.03%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.72%[1]	3.25%	4.20%	5.48%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%	3.94%	2.81%	3.02%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.89%[1]	4.02%	0.12%	2.50%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%[1]	4.99%	2.28%	1.56%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.04%	1.92%	1.90%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	1.76%	0.09%	1.57%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.68%[1]	-5.78%	-5.29%	-0.93%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2](“Inflation Protection Portfolio” until 9/30/2025)	MSA/American Century Investment Management, Inc.	0.45%[1]	1.96%	1.50%	1.95%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	6.38%	3.71%	4.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	6.42%	0.93%	3.33%
Realize as high a level of total return as is consistent with reasonable investment risk through appreciation and income	Active/Passive Balanced Portfolio[2] (“Balanced Portfolio” until 6/30/ 2025)	MSA	0.47%[1]	7.43%	4.76%	5.53%
Realize as high a level of total return as is consistent with moderate investment risk through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2](“Asset Allocation Portfolio” until 6/30/2025)	MSA	0.53%[1]	9.72%	6.17%	6.72%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[4]	Fidelity Management & Research Company LLC (FMR)[5]	0.57%	17.49%	11.34%	9.21%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio – Initial Class[4]	FMR/FMR Co., Inc.[5]	0.56%	33.79%	17.04%	13.62%
Account B Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[6]	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Long-term growth of capital	U.S. Strategic Equity Fund[7]	Russell Investment Management LLC (RIM)[8]	0.90%[1]	20.50%	12.42%	11.07%
Long-term growth of capital	U.S. Small Cap Equity Fund[7]	RIM[8]	1.14%[1]	8.53%	8.00%	7.31%
Current income and long- term growth of capital	Global Real Estate Securities Fund[7]	RIM[8]	0.91%	1.42%	-0.20%	2.75%
Long-term growth of capital	International Developed Markets Fund[7]	RIM[8]	1.03%[1]	2.78%	4.23%	4.70%
Provide total return	Strategic Bond Fund[7]	RIM[8]	0.65%[1]	0.83%	-0.87%	1.04%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[7]	RIM[8]	0.85%[1]	6.48%	2.86%	3.67%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[7]	RIM[8]	0.90%[1]	9.48%	5.00%	5.15%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[7]	RIM[8]	0.97%[1]	11.94%	7.10%	6.50%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[7]	RIM[8]	1.00%[1]	13.09%	7.58%	6.97%
Total return	Commodity Return Strategy Portfolio – Class 2[9]	UBS Asset Management (Americas) LLC[10]	0.80%[1]	5.12%	N/A	N/A
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC (MSA), our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
5
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
6
A series of Neuberger Berman Advisers Management Trust.
7
A series of Russell Investment Funds.
8
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
9
A series of Credit Suisse Trust.
10
Effective May 1, 2024, Credit Suisse Asset Management, LLC merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to the Portfolio.
Account B Prospectus

Appendix B—Prior Contracts
To the extent not otherwise described below, or specifically described elsewhere in this prospectus, the material features of prior series of these Contracts are consistent with the current series of Contracts as described in this prospectus.
FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Dates Offered (Subject to State Approval)	11/1/1968 - 12/16/1981	12/17/1981 - 3/30/1995	12/17/1981 - 3/30/1995	3/31/1995 - 3/30/2000	3/31/1995 - 3/30/2000
Front Load	Cumulative purchase payments for the contract year are subject to the following front-end loads: ●8% first $5,000 ●4% next $20,000 ●2% next $75,000 ●1% on amounts over $100,000	Cumulative purchase payments are subject to the following front- end loads: ●3.00% first $25,000 ●2.00% next $75,000 ●1.00% next $100,000	Not Applicable	Cumulative purchase payments are subject to the following front- end loads: ●4.00% first $100,000 ●2.00% next $400,000 ●1.00% next $500,000 ●0.50% on amounts over $1,000,000	Not Applicable
Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Withdrawal Charge (Back Load)	Not Applicable	Not Applicable
Cumulative
purchase
payments are
subject to the
following
withdrawal
charges:
●8% of the first
$25,000
●4% of the next
$75,000
●2% on amounts
over $100,000

On each
anniversary,
the charge
reduces 1%.
Withdrawal
charges are
waived as
described in
the prospectus
(See “Waiver
of Withdrawal
Charges”)
except that
such charges
will be waived
if proceeds are
settled under a
fixed life
income plan on
or after the
10th contract
anniversary, or
if proceeds are
settled
anytime under
a variable life
income or
period certain
income plan
for a period of
5 or more
years.
Not Applicable
Cumulative
purchase
payments are
subject to the
following
withdrawal
charges:
●8.00% of the
first $100,000
●4.00% of the
next $400,000
●2.00% on the
next $500,000
●1.00% on
amounts over
$1,000,000

On each
anniversary,
the charge
reduces 1%.
Waiver of
withdrawal
charges is
consistent with
current series.

Annual Mortality Rate/ Annuity Rate & Expense Guarantee Charge (Applied daily against the unit value of each variable investment division.)	Accumulation Units: Maximum: 1.00% Current: 0.75%	Accumulation Units: Maximum: 1.00% Current: 0.75%	Accumulation Units: Maximum: 1.50% Current: 1.25%	Accumulation Units: Maximum: 0.75% Current: 0.40% Annuity Units: Maximum: 0.75% Current: 0.00%	Accumulation Units: Maximum: 1.50% Current: 1.25% Annuity Units: Maximum: 1.50% Current: 1.25%
Annual Contract Fee	None	The contract fee is lesser of $30 or 1% of accumulation value at the anniversary, but it is waived in a manner consistent with the current series.		The contract fee is consistent with the current series.
Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Amount of the Death Benefit
Annuitant Dies on or After 75th birthday:
The payment at death will be the value of the Accumulation Units determined as of the close of business on the valuation date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:
The payment at death will not be less than the total considerations, excluding those for the Disability Waiver of Consideration Benefit, paid under the contract; less any amounts returned in a surrender of a portion of the Accumulation Value.

Annuitant Dies on or After 75th
birthday:
The payment at death will be the
Accumulation Value of the contract
determined on the Valuation Date on
which proof of death is received in
the Home Office, or if later the date
on which a method of payment is
elected.

Annuitant Dies Before 75th birthday:
The death benefit will not be less
than the total Purchase Payments
paid under the contract, less any
amounts withdrawn under the
contract

Distribution of the Death Benefit
Upon receipt in the Home Office of satisfactory proof of the death of the Annuitant before the maturity date payment of the death benefit will be paid to the beneficiary. The Owner may name or change a beneficiary while the Annuitant is living; or during the first 60 days after the death of the Annuitant, if the Annuitant was not the Owner immediately prior to the Annuitant’s death. A change made during this 60 days cannot be revoked. If the Owner is the Annuitant and dies before the Contract’s Maturity Date, each beneficiary may elect to continue his or her respective portion of the death proceeds to a new (current series) Contract through an internal exchange. If the Owner is not the Annuitant and the Annuitant dies before the maturity
Date, the Death Benefit becomes payable to the Owner; however, if the Owner and the Beneficiary are the same, the Owner may elect to exchange the death proceeds to a new (current series) Contract through an internal exchange, or elect any other settlement choice available.

Withdrawal Charge Free Amount	Not Applicable	LL Series: There is no “withdrawal charge free” amount.
MM Series
issued before
1991:
By Company
practice, a
“withdrawal
charge free”
amount is
available under a
Contract if the
Contract Value is
at least $10,000
on the Contract
anniversary
preceding the
withdrawal, up
to 10% of the
Accumulation
Value on the last
Contract
anniversary.
Not Applicable
By Company
practice, a
“withdrawal
charge free”
amount is
available under a
Contract if the
Contract Value is
at least $10,000
on the Contract
anniversary
preceding the
withdrawal, up
to 10% of the
Accumulation
Value on the last
Contract
anniversary.

Waiver of Withdrawal Charge on Income Plans	Not Applicable	LL Series Not Applicable	MM Series There is no withdrawal charge on benefits paid under a fixed life income plan that takes effect on or after the tenth anniversary of the contract.	Not Applicable	The waiver of withdrawal charge on Income Plans is consistent with the current series.

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Maximum Maturity Age	By Company practice, and as state law allows, the maximum maturity age is stated in your contract.
Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Fixed Options
The rates, Income Plans, transfer restrictions, and other features of the Fixed Options vary from series to series and state to state. See your Contract and any Contract amendment for details. You may not invest in any fixed option unless your Contract provides for a fixed investment option or if your Contract contains an amendment dated before January 1, 2013 providing for such a fixed investment option.

Account B Prospectus

Appendix C–State Variations
This Appendix contains important state-specific variations for Contracts issued in the states as noted below. The prospectus provides a general description of the Contract (and any endorsements) but your state of issue may provide different features from, and impose different costs than, those described in the body of the prospectus. Please see your Contract for specific details.
State	Policy Feature/Benefit/Cost	Variation
Alabama	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Alaska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Arizona	Right to Return	If the Contract is replacing an existing annuity contract, or if the Owner is sixty-five (65) years of age or older on the issue date, it may be returned within thirty (30) days after it was received.
California	Right to Return	If the Owner is sixty (60) years of age or older on the issue date, the Contract may be returned within thirty (30) days after it was received.
Colorado	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Connecticut	Right to Return	The amount of the refund will be the amount of the Purchase Payments paid.
Florida	Right to Return
The Contract may be returned within twenty-one (21) days after it was received. The amount of the refund will be the cash surrender value provided in the Contract plus any fees or charges deducted from the premiums.

Maturity Benefit
The Maturity Date may be changed upon request. The Contract may be annuitized at any time after twelve (12) months following the issue date.
The latest Maturity Date is the Contract anniversary nearest the
Annuitant’s 98th birthday.

	Deferment of Benefit Payments	If payment of contract values of the Separate Account Divisions is deferred, interest will be paid at an annual effective interest rate in accordance with Florida law.
Georgia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Hawaii	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Idaho	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Illinois	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Indiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Iowa	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Kentucky	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Louisiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Maine	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account B Prospectus

Maryland	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Massachusetts	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Michigan	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Minnesota	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Mississippi	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Missouri	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Montana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Nebraska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Nevada	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Hampshire	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Jersey	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New Mexico	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
New York	Guaranteed Accounts	The Guaranteed Accounts are not available for investment.
	Income Plans	For back-load Contracts, the minimum monthly payment under an income payment plan must be at least $20.
	Maturity Benefit	The latest Maturity Date is the contract anniversary nearest the Annuitant’s 98th birthday.
	Misstatements	For front-load Contracts, if the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Termination of Contract
For back-load Contracts, the Company may terminate the Contract and pay the Owner the Accumulation Value of the Contract with no further obligations if, prior to the Maturity Date, no Purchase Payments have been paid for three (3) full years and both the Accumulation Value of the
Contract and the total Purchase Payments paid (less withdrawals) are each less than the minimum Accumulation Value required.

Withdrawal Charges
For back-load Contracts issued in New York on or after October 9, 2023, withdrawals that occur within seven years following an applicable
Purchase Payment are subject to a withdrawal charge of up to 7% of the
Purchase Payment.

North Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
North Dakota	Right to Return	The Contract may be returned within twenty (20) days after it was received.
Ohio	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account B Prospectus

Oklahoma	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Oregon	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Pennsylvania	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Rhode Island	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
South Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
South Dakota	Incontestability	While the Contract is contestable, the Company may rescind the Contract or deny a claim under the Disability Waiver of Purchase Payment Benefit on the basis of a misstatement in the application.
Tennessee	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Texas	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Utah	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Vermont	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Washington	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
West Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Wisconsin	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Wyoming	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Account B Prospectus

Additional Information
Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.nmprospectus.com. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will notify you by mail that reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest are available online. More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in the SAI dated May 1, 2025. The SAI is incorporated by reference in this prospectus and is available free of charge at www.nmprospectus.com.
To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You can also request a copy of the SAI by calling us at (866) 910-1232 free of charge.
Information about the Separate Account (including the SAI) is available on the SEC’s internet site at www.sec.gov, or may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier: C000000098
Account B Prospectus

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
FLEXIBLE PAYMENT VARIABLE ANNUITY
An individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)
Roth IRAs
Simple IRAs
Simplified Employee Pension Plan IRAs
457 Deferred Compensation Plan Annuities
Tax Deferred Annuities
Non-Transferable Annuities
Non-Tax Qualified Annuities
The prospectus describes two classes of the Select Payment Variable Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn). The prospectus also describes multiple Contract versions as listed below.

JJ/KK Series Contracts Issued Prior to December 17, 1981
LL/MM Series Contracts Issued On or After December 17, 1981 and Prior to March 31, 1995
QQ Series Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000
RR Series Contracts Issued On or After March 31, 2000

Issued by The Northwestern Mutual Life Insurance Company
and
NML Variable Annuity Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI.

A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T10, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACTS
The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2024	$55,372,462
2023	$54,121,908
2021	$61,848,059
NMIS also provides certain services related to the administration of certain income plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.
DETERMINATION OF ANNUITY PAYMENTS
The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”
Amount of Annuity Payments The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.
Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.
The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.
Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.
Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.
(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$4.90
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$245.00
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33
The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.
However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to$1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.
For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.
VALUATION OF ASSETS OF THE ACCOUNT
The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.
TRANSFERABILITY RESTRICTIONS
Ownership of a Contract purchased as a tax deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”) cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax qualified corporate or HR 10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, and the financial statements of NML Variable Annuity Account B as of December 31, 2024 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2024

Northwestern Mutual Variable Annuity Account B

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Contract Owners of NML Variable Annuity Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of NML Variable Annuity Account B indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of NML Variable Annuity Account B as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of NML Variable Annuity Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of NML Variable Annuity Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 28, 2025

We have served as the auditor of one or more of the divisions of NML Variable Annuity Account B since 1968.

Northwestern Mutual Variable Annuity Account B

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account B

December 31, 2024 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$417,277	$844,721	$228,143	$71,384	$2,736,163
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	28	-	-	-	10
Total Assets	417,305	844,721	228,143	71,384	2,736,173

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	11	18	-	-
Due to Participants	1,608	1,515	2,601	46	6,981
Total Liabilities	1,608	1,526	2,619	46	6,981

Total Net Assets	$415,697	$843,195	$225,524	$71,338	$2,729,192

Net Assets:
Accumulation Units	$411,900	$835,796	$222,876	$70,564	$2,694,043
Annuity Reserves	3,797	7,399	2,648	774	35,149
Total Net Assets	$415,697	$843,195	$225,524	$71,338	$2,729,192

Investments, at cost	$299,163	$579,994	$192,802	$72,413	$1,441,747
Mutual Fund Shares Held	99,139	178,664	119,322	63,736	286,539
Units Outstanding	52,593	61,292	37,298	22,354	346,112
Accumulation Unit Value
Lowest	$4.960614	$12.131021	$3.901828	$2.861147	$5.333405
Highest	$15.592189	$14.738066	$10.146042	$3.353594	$26.360931

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$102,813	$633,087	$488,926	$348,711	$686,087
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	10	15	13	5
Total Assets	102,815	633,097	488,941	348,724	686,092

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	432	1,187	1,189	1,479	2,073
Total Liabilities	432	1,187	1,189	1,479	2,073

Total Net Assets	$102,383	$631,910	$487,752	$347,245	$684,019

Net Assets:
Accumulation Units	$100,375	$625,145	$480,265	$343,665	$676,176
Annuity Reserves	2,008	6,765	7,487	3,580	7,843
Total Net Assets	$102,383	$631,910	$487,752	$347,245	$684,019

Investments, at cost	$111,628	$634,046	$460,047	$339,414	$580,406
Mutual Fund Shares Held	122,689	412,703	279,866	103,721	292,325
Units Outstanding	39,559	157,654	91,101	50,459	89,051
Accumulation Unit Value
Lowest	$2.307457	$3.499173	$4.663975	$2.661571	$7.438644
Highest	$2.704825	$4.318761	$5.666472	$16.642789	$9.662382

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account B

December 31, 2024 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$425,400	$289,277	$274,139	$297,026	$649,950
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	7	-	6	-
Total Assets	425,409	289,284	274,139	297,032	649,950

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	6
Due to Participants	989	829	496	841	744
Total Liabilities	989	829	496	841	750

Total Net Assets	$424,420	$288,455	$273,643	$296,191	$649,200

Net Assets:
Accumulation Units	$420,772	$285,834	$269,700	$293,159	$643,684
Annuity Reserves	3,648	2,621	3,943	3,032	5,516
Total Net Assets	$424,420	$288,455	$273,643	$296,191	$649,200

Investments, at cost	$438,779	$288,633	$241,657	$299,659	$531,294
Mutual Fund Shares Held	278,221	114,474	171,551	147,188	335,371
Units Outstanding	69,485	57,369	75,877	47,998	195,995
Accumulation Unit Value
Lowest	$5.376967	$4.194159	$3.228993	$5.380595	$2.884514
Highest	$6.532658	$9.368321	$3.785048	$6.640722	$3.560110

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$620,953	$1,030,195	$687,355	$271,671	$260,154
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	24	5	1	-
Total Assets	620,953	1,030,219	687,360	271,672	260,154

Liabilities:
Due to Northwestern Mutual Life Insurance Company	3	-	-	-	2
Due to Participants	754	2,468	940	1,527	636
Total Liabilities	757	2,468	940	1,527	638

Total Net Assets	$620,196	$1,027,751	$686,420	$270,145	$259,516

Net Assets:
Accumulation Units	$615,035	$1,018,361	$680,474	$267,925	$256,774
Annuity Reserves	5,161	9,390	5,946	2,220	2,742
Total Net Assets	$620,196	$1,027,751	$686,420	$270,145	$259,516

Investments, at cost	$568,755	$1,051,740	$704,279	$271,671	$262,216
Mutual Fund Shares Held	574,957	646,295	717,489	271,671	250,872
Units Outstanding	398,154	365,128	592,000	156,672	196,714
Accumulation Unit Value
Lowest	$1.396245	$2.376148	$1.037988	$1.390759	$1.180203
Highest	$1.636815	$5.259423	$1.216765	$3.662178	$1.383462

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account B

December 31, 2024 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$1,713,483	$72,953	$339,439	$481,053	$895,486
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	5	1	1	20	-
Total Assets	1,713,488	72,954	339,440	481,073	895,486

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	9
Due to Participants	5,121	183	656	1,368	1,815
Total Liabilities	5,121	183	656	1,368	1,824

Total Net Assets	$1,708,367	$72,771	$338,784	$479,705	$893,662

Net Assets:
Accumulation Units	$1,684,679	$71,831	$334,225	$473,965	$882,187
Annuity Reserves	23,688	940	4,559	5,740	11,475
Total Net Assets	$1,708,367	$72,771	$338,784	$479,705	$893,662

Investments, at cost	$1,977,401	$109,651	$372,960	$512,210	$966,599
Mutual Fund Shares Held	1,585,090	121,792	331,484	720,139	909,123
Units Outstanding	554,182	46,347	223,380	113,978	448,980
Accumulation Unit Value
Lowest	$2.411596	$1.401010	$1.351406	$3.914133	$1.775572
Highest	$17.638010	$1.642259	$1.584132	$5.862746	$2.081256

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$1,427,149	$202,402	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	414,367	922,076	-
Neuberger Berman Advisers Management Trust	-	-	-	-	440,623
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	25	6	12	6	5
Total Assets	1,427,174	202,408	414,379	922,082	440,628

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	6,988	1,081	993	1,622	724
Total Liabilities	6,988	1,081	993	1,622	724

Total Net Assets	$1,420,186	$201,327	$413,386	$920,460	$439,904

Net Assets:
Accumulation Units	$1,353,359	$188,440	$409,966	$911,752	$436,812
Annuity Reserves	66,827	12,887	3,420	8,708	3,092
Total Net Assets	$1,420,186	$201,327	$413,386	$920,460	$439,904

Investments, at cost	$1,505,938	$207,919	$386,744	$659,212	$290,068
Mutual Fund Shares Held	1,076,281	180,554	11,032	15,914	11,035
Units Outstanding	228,803	57,677	46,766	174,125	102,732
Accumulation Unit Value
Lowest	$2.848683	$2.929411	$7.782032	$4.751604	$3.855796
Highest	$22.343884	$3.615525	$9.454749	$5.569692	$4.519558

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Annuity Account B

December 31, 2024 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	140,111	54,591	127,273	585,738	626,137
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	4	3	-	15
Total Assets	140,120	54,595	127,276	585,738	626,152

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	3	-
Due to Participants	406	225	292	1,310	1,097
Total Liabilities	406	225	292	1,313	1,097

Total Net Assets	$139,714	$54,370	$126,984	$584,425	$625,055

Net Assets:
Accumulation Units	$137,528	$53,786	$125,915	$577,069	$619,681
Annuity Reserves	2,186	584	1,069	7,356	5,374
Total Net Assets	$139,714	$54,370	$126,984	$584,425	$625,055

Investments, at cost	$111,138	$57,876	$124,319	$702,142	$671,306
Mutual Fund Shares Held	6,609	3,927	10,813	69,073	47,184
Units Outstanding	33,393	13,074	62,401	266,926	121,320
Accumulation Unit Value
Lowest	$3.745253	$3.986158	$1.980969	$1.872752	$4.249128
Highest	$4.655420	$4.955060	$2.540119	$2.327884	$5.460847

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	56,790	177,764	150,206	33,215	-
Credit Suisse Trust	-	-	-	-	451,750
Due from Northwestern Mutual Life Insurance Company	2	-	-	406	2
Total Assets	56,792	177,764	150,206	33,621	451,752

Liabilities:
Due to Northwestern Mutual Life Insurance Company	$-	$1	$-	$-	$-
Due to Participants	298	316	5	31	509
Total Liabilities	298	317	5	31	509

Total Net Assets	$56,494	$177,447	$150,201	$33,590	$451,243

Net Assets:
Accumulation Units	54,840	172,839	149,053	33,142	447,604
Annuity Reserves	1,654	4,608	1,148	448	3,639
Total Net Assets	$56,494	$177,447	$150,201	$33,590	$451,243

Investments, at cost	$58,561	$173,491	$139,272	$29,990	$524,382
Mutual Fund Shares Held	5,959	18,158	14,527	3,315	24,986
Units Outstanding	30,648	85,904	69,538	15,946	73,575
Accumulation Unit Value
Lowest	$1.635588	$1.837679	$1.966185	$1.911681	$5.622554
Highest	$1.917206	$2.154152	$2.304795	$2.240933	$6.357958

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account B

For the Year Ended December 31, 2024 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$389	$-	$1,541	$571	$31,097
Expenses:
Mortality and expense risk charges	3,427	5,553	2,088	482	20,802
Net investment income (loss)	(3,038)	(5,553)	(547)	89	10,295

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13,156	65,031	3,582	1,185	207,089
Realized gain distribution	-	69,118	10,717	15,823	44,817
Realized gains (losses)	13,156	134,149	14,299	17,008	251,906

Change in unrealized appreciation/(depreciation) of investments during the period	108,311	98,897	29,019	(2,887)	293,496

Net increase (decrease) in net assets resulting from operations	$118,429	$227,493	$42,771	$14,210	$555,697

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$1,894	$12,473	$10,511	$319	$8,331
Expenses:
Mortality and expense risk charges	740	4,621	3,426	3,636	4,993
Net investment income (loss)	1,154	7,852	7,085	(3,317)	3,338

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,145)	15,555	2,614	1,111	15,220
Realized gain distribution	4,008	49,228	17,915	-	22,504
Realized gains (losses)	863	64,783	20,529	1,111	37,724

Change in unrealized appreciation/(depreciation) of investments during the period	7,760	(32,880)	25,712	26,807	41,363

Net increase (decrease) in net assets resulting from operations	$9,777	$39,755	$53,326	$24,601	$82,425

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$8,625	$1,037	$3,148	$2,248	$5,764
Expenses:
Mortality and expense risk charges	2,983	2,164	1,908	2,097	4,657
Net investment income (loss)	5,642	(1,127)	1,240	151	1,107

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(982)	1,338	4,285	(5,329)	20,595
Realized gain distribution	12,871	-	5,846	10,439	16,470
Realized gains (losses)	11,889	1,338	10,131	5,110	37,065

Change in unrealized appreciation/(depreciation) of investments during the period	15,035	33,426	8,792	22,231	(7,994)

Net increase (decrease) in net assets resulting from operations	$32,566	$33,637	$20,163	$27,492	$30,178

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account B

For the Year Ended December 31, 2024 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$11,436	$30,436	$10,354	$13,748	$8,812
Expenses:
Mortality and expense risk charges	4,366	7,804	4,700	2,147	1,782
Net investment income (loss)	7,070	22,632	5,654	11,601	7,030

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	9,683	(4,826)	(153)	-	(76)
Realized gain distribution	3,785	-	-	13	-
Realized gains (losses)	13,468	(4,826)	(153)	13	(76)

Change in unrealized appreciation/(depreciation) of investments during the period	(4,120)	17,402	18,013	-	4,161

Net increase (decrease) in net assets resulting from operations	$16,418	$35,208	$23,514	$11,614	$11,115

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$67,468	$2,428	$10,762	$30,359	$44,764
Expenses:
Mortality and expense risk charges	11,858	529	2,323	3,357	5,948
Net investment income (loss)	55,610	1,899	8,439	27,002	38,816

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(16,297)	(10,153)	(2,736)	(3,406)	(4,619)
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	(16,297)	(10,153)	(2,736)	(3,406)	(4,619)

Change in unrealized appreciation/(depreciation) of investments during the period	(20,355)	3,370	(1,245)	2,556	14,538

Net increase (decrease) in net assets resulting from operations	$18,958	$(4,884)	$4,458	$26,152	$48,735

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$31,456	$3,998	$2,223	$1,650	$954
Expenses:
Mortality and expense risk charges	13,928	1,618	2,912	6,232	2,993
Net investment income (loss)	17,528	2,380	(689)	(4,582)	(2,039)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(19,955)	(401)	7,851	60,682	27,843
Realized gain distribution	29,306	6,246	52,234	104,285	20,561
Realized gains (losses)	9,351	5,845	60,085	164,967	48,404

Change in unrealized appreciation/(depreciation) of investments during the period	65,242	9,470	4,728	87,501	48,646

Net increase (decrease) in net assets resulting from operations	$92,121	$17,695	$64,124	$247,886	$95,011

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Annuity Account B

For the Year Ended December 31, 2024 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$1,270	$877	$3,874	$28,500
Expenses:
Mortality and expense risk charges	1,017	417	926	3,961
Net investment income (loss)	253	460	2,948	24,539

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4,961	426	1,265	(8,603)
Realized gain distribution	10,450	4,184	2,292	-
Realized gains (losses)	15,411	4,610	3,557	(8,603)

Change in unrealized appreciation/(depreciation) of investments during the period	9,371	(813)	(3,592)	(14,660)

Net increase (decrease) in net assets resulting from operations	$25,035	$4,257	$2,913	$1,276

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$14,838	$2,048	$5,350	$3,782
Expenses:
Mortality and expense risk charges	4,474	435	1,351	1,166
Net investment income (loss)	10,364	1,613	3,999	2,616

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,263)	(221)	(785)	1,418
Realized gain distribution	-	-	-	-
Realized gains (losses)	(3,263)	(221)	(785)	1,418

Change in unrealized appreciation/(depreciation) of investments during the period	(42)	1,898	12,172	12,049

Net increase (decrease) in net assets resulting from operations	$7,059	$3,290	$15,386	$16,083

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$776	$13,894
Expenses:
Mortality and expense risk charges	259	2,988
Net investment income (loss)	517	10,906

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	296	(7,784)
Realized gain distribution	-	-
Realized gains (losses)	296	(7,784)

Change in unrealized appreciation/(depreciation) of investments during the period	3,049	16,514

Net increase (decrease) in net assets resulting from operations	$3,862	$19,636

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(3,038)	$(2,510)	$(5,553)	$(4,678)
Net realized gains (losses)	13,156	(1,945)	134,149	76,093
Net change in unrealized appreciation/(depreciation)	108,311	120,367	98,897	190,206
Net increase (decrease) in net assets resulting from operations	118,429	115,912	227,493	261,621

Contract Transactions:
Contract owners’ net payments	8,047	6,263	20,713	17,312
Annuity payments	(376)	(266)	(693)	(615)
Surrenders and other (net)	(37,408)	(25,073)	(75,706)	(55,546)
Transfers from other divisions or sponsor	208,664	183,045	939,912	870,675
Transfers to other divisions or sponsor	(220,198)	(185,644)	(992,190)	(918,455)
Net increase (decrease) in net assets resulting from contract transactions	(41,271)	(21,675)	(107,964)	(86,629)

Net increase (decrease) in net assets	77,158	94,237	119,529	174,992

Net Assets:
Beginning of period	338,539	244,302	723,666	548,674
End of period	$415,697	$338,539	$843,195	$723,666

Units issued during the period	41,113	51,295	80,015	100,307
Units redeemed during the period	(46,813)	(54,625)	(89,038)	(110,081)
Net units issued (redeemed) during period	(5,700)	(3,330)	(9,023)	(9,774)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(547)	$188	$89	$89
Net realized gains (losses)	14,299	16,767	17,008	5,293
Net change in unrealized appreciation/(depreciation)	29,019	27,399	(2,887)	5,660
Net increase (decrease) in net assets resulting from operations	42,771	44,354	14,210	11,042

Contract Transactions:
Contract owners’ net payments	3,628	2,932	1,779	1,234
Annuity payments	(323)	(264)	(53)	(45)
Surrenders and other (net)	(26,107)	(18,568)	(6,811)	(4,452)
Transfers from other divisions or sponsor	101,905	95,144	85,448	78,415
Transfers to other divisions or sponsor	(108,422)	(100,378)	(87,711)	(79,888)
Net increase (decrease) in net assets resulting from contract transactions	(29,319)	(21,134)	(7,348)	(4,736)

Net increase (decrease) in net assets	13,452	23,220	6,862	6,306

Net Assets:
Beginning of period	212,072	188,852	64,476	58,170
End of period	$225,524	$212,072	$71,338	$64,476

Units issued during the period	24,274	28,316	29,408	34,024
Units redeemed during the period	(29,217)	(32,717)	(32,002)	(36,063)
Net units issued (redeemed) during period	(4,943)	(4,401)	(2,594)	(2,039)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$10,295	$12,272	$1,154	$2,712
Net realized gains (losses)	251,906	144,798	863	10,461
Net change in unrealized appreciation/(depreciation)	293,496	345,490	7,760	(10,180)
Net increase (decrease) in net assets resulting from operations	555,697	502,560	9,777	2,993

Contract Transactions:
Contract owners’ net payments	101,579	93,466	2,635	2,659
Annuity payments	(3,146)	(2,811)	(195)	(132)
Surrenders and other (net)	(253,980)	(181,519)	(10,674)	(8,092)
Transfers from other divisions or sponsor	2,784,256	2,454,508	131,752	135,256
Transfers to other divisions or sponsor	(2,879,187)	(2,501,049)	(133,696)	(133,740)
Net increase (decrease) in net assets resulting from contract transactions	(250,478)	(137,405)	(10,178)	(4,049)

Net increase (decrease) in net assets	305,219	365,155	(401)	(1,056)

Net Assets:
Beginning of period	2,423,973	2,058,818	102,784	103,840
End of period	$2,729,192	$2,423,973	$102,383	$102,784

Units issued during the period	499,491	550,607	54,062	61,549
Units redeemed during the period	(526,653)	(566,664)	(58,443)	(63,570)
Net units issued (redeemed) during period	(27,162)	(16,057)	(4,381)	(2,021)

	Domestic Equity Division		Equity Income Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$7,852	$7,030	$7,085	$8,334
Net realized gains (losses)	64,783	39,024	20,529	38,525
Net change in unrealized appreciation/(depreciation)	(32,880)	(27,878)	25,712	(5,646)
Net increase (decrease) in net assets resulting from operations	39,755	18,176	53,326	41,213

Contract Transactions:
Contract owners’ net payments	32,213	32,760	8,959	9,791
Annuity payments	(567)	(681)	(670)	(708)
Surrenders and other (net)	(63,358)	(48,872)	(49,742)	(42,074)
Transfers from other divisions or sponsor	1,082,663	985,813	731,960	718,743
Transfers to other divisions or sponsor	(1,081,870)	(970,636)	(749,972)	(720,797)
Net increase (decrease) in net assets resulting from contract transactions	(30,919)	(1,616)	(59,465)	(35,045)

Net increase (decrease) in net assets	8,836	16,560	(6,139)	6,168

Net Assets:
Beginning of period	623,074	606,514	493,891	487,723
End of period	$631,910	$623,074	$487,752	$493,891

Units issued during the period	277,262	283,773	140,884	162,483
Units redeemed during the period	(285,414)	(284,481)	(152,542)	(170,761)
Net units issued (redeemed) during period	(8,152)	(708)	(11,658)	(8,278)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(3,317)	$(2,717)	$3,338	$3,480
Net realized gains (losses)	1,111	(5,280)	37,724	33,165
Net change in unrealized appreciation/(depreciation)	26,807	53,633	41,363	53,231
Net increase (decrease) in net assets resulting from operations	24,601	45,636	82,425	89,876

Contract Transactions:
Contract owners’ net payments	5,129	5,327	27,418	27,257
Annuity payments	(413)	(386)	(718)	(661)
Surrenders and other (net)	(36,455)	(30,655)	(66,067)	(50,311)
Transfers from other divisions or sponsor	116,327	110,873	887,619	801,375
Transfers to other divisions or sponsor	(124,568)	(115,762)	(904,797)	(806,298)
Net increase (decrease) in net assets resulting from contract transactions	(39,980)	(30,603)	(56,545)	(28,638)

Net increase (decrease) in net assets	(15,379)	15,033	25,880	61,238

Net Assets:
Beginning of period	362,624	347,591	658,139	596,901
End of period	$347,245	$362,624	$684,019	$658,139

Units issued during the period	33,618	35,314	126,499	135,201
Units redeemed during the period	(38,644)	(39,790)	(134,044)	(139,557)
Net units issued (redeemed) during period	(5,026)	(4,476)	(7,545)	(4,356)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$5,642	$6,663	$(1,127)	$(1,868)
Net realized gains (losses)	11,889	50,211	1,338	(1,452)
Net change in unrealized appreciation/(depreciation)	15,035	(34,926)	33,426	45,659
Net increase (decrease) in net assets resulting from operations	32,566	21,948	33,637	42,339

Contract Transactions:
Contract owners’ net payments	19,238	19,925	10,754	10,458
Annuity payments	(313)	(339)	(258)	(227)
Surrenders and other (net)	(42,906)	(33,913)	(27,921)	(19,900)
Transfers from other divisions or sponsor	744,545	693,477	352,508	315,805
Transfers to other divisions or sponsor	(743,587)	(687,732)	(359,288)	(313,072)
Net increase (decrease) in net assets resulting from contract transactions	(23,023)	(8,582)	(24,205)	(6,936)

Net increase (decrease) in net assets	9,543	13,366	9,432	35,403

Net Assets:
Beginning of period	414,877	401,511	279,023	243,620
End of period	$424,420	$414,877	$288,455	$279,023

Units issued during the period	127,756	131,802	81,885	86,296
Units redeemed during the period	(131,764)	(133,617)	(86,201)	(87,183)
Net units issued (redeemed) during period	(4,008)	(1,815)	(4,316)	(887)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$1,240	$835	$151	$(539)
Net realized gains (losses)	10,131	12,227	5,110	13,759
Net change in unrealized appreciation/(depreciation)	8,792	22,248	22,231	22,489
Net increase (decrease) in net assets resulting from operations	20,163	35,310	27,492	35,709

Contract Transactions:
Contract owners’ net payments	12,482	11,845	5,712	5,671
Annuity payments	(345)	(355)	(294)	(370)
Surrenders and other (net)	(26,435)	(21,063)	(29,497)	(23,897)
Transfers from other divisions or sponsor	415,599	382,540	408,960	397,968
Transfers to other divisions or sponsor	(415,095)	(379,695)	(417,000)	(394,295)
Net increase (decrease) in net assets resulting from contract transactions	(13,794)	(6,728)	(32,119)	(14,923)

Net increase (decrease) in net assets	6,369	28,582	(4,627)	20,786

Net Assets:
Beginning of period	267,274	238,692	300,818	280,032
End of period	$273,643	$267,274	$296,191	$300,818

Units issued during the period	123,703	130,599	70,272	78,240
Units redeemed during the period	(127,858)	(132,928)	(75,800)	(81,252)
Net units issued (redeemed) during period	(4,155)	(2,329)	(5,528)	(3,012)

	International Growth Division		Research International Core Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$1,107	$963	$7,070	$6,024
Net realized gains (losses)	37,065	35,115	13,468	18,845
Net change in unrealized appreciation/(depreciation)	(7,994)	76,188	(4,120)	44,135
Net increase (decrease) in net assets resulting from operations	30,178	112,266	16,418	69,004

Contract Transactions:
Contract owners’ net payments	30,478	30,545	32,933	34,395
Annuity payments	(466)	(518)	(430)	(577)
Surrenders and other (net)	(66,310)	(51,183)	(64,275)	(50,328)
Transfers from other divisions or sponsor	1,194,080	1,100,715	1,260,021	1,161,302
Transfers to other divisions or sponsor	(1,192,137)	(1,116,398)	(1,243,835)	(1,171,251)
Net increase (decrease) in net assets resulting from contract transactions	(34,355)	(36,839)	(15,586)	(26,459)

Net increase (decrease) in net assets	(4,177)	75,427	832	42,545

Net Assets:
Beginning of period	653,377	577,950	619,364	576,819
End of period	$649,200	$653,377	$620,196	$619,364

Units issued during the period	360,782	388,036	806,309	826,573
Units redeemed during the period	(371,717)	(401,233)	(816,984)	(845,755)
Net units issued (redeemed) during period	(10,935)	(13,197)	(10,675)	(19,182)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$22,632	$23,131	$5,654	$9,609
Net realized gains (losses)	(4,826)	(4,603)	(153)	(1,532)
Net change in unrealized appreciation/(depreciation)	17,402	126,798	18,013	31,704
Net increase (decrease) in net assets resulting from operations	35,208	145,326	23,514	39,781

Contract Transactions:
Contract owners’ net payments	38,265	39,345	35,793	36,569
Annuity payments	(899)	(967)	(488)	(628)
Surrenders and other (net)	(106,827)	(85,697)	(69,823)	(55,122)
Transfers from other divisions or sponsor	1,813,787	1,693,268	1,460,378	1,356,459
Transfers to other divisions or sponsor	(1,802,416)	(1,730,469)	(1,437,653)	(1,340,263)
Net increase (decrease) in net assets resulting from contract transactions	(58,090)	(84,520)	(11,793)	(2,985)

Net increase (decrease) in net assets	(22,882)	60,806	11,721	36,796

Net Assets:
Beginning of period	1,050,633	989,827	674,699	637,903
End of period	$1,027,751	$1,050,633	$686,420	$674,699

Units issued during the period	704,029	727,934	1,285,707	1,277,298
Units redeemed during the period	(719,985)	(757,458)	(1,296,453)	(1,281,057)
Net units issued (redeemed) during period	(15,956)	(29,524)	(10,746)	(3,759)

	Government Money Market Division		Short-Term Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$11,601	$11,409	$7,030	$3,540
Net realized gains (losses)	13	3	(76)	(1,011)
Net change in unrealized appreciation/(depreciation)	-	-	4,161	9,138
Net increase (decrease) in net assets resulting from operations	11,614	11,412	11,115	11,667

Contract Transactions:
Contract owners’ net payments	24,895	30,213	9,293	10,753
Annuity payments	(362)	(323)	(257)	(362)
Surrenders and other (net)	(110,273)	(91,599)	(31,139)	(28,864)
Transfers from other divisions or sponsor	174,262	156,049	446,810	444,197
Transfers to other divisions or sponsor	(115,118)	(114,706)	(437,734)	(440,957)
Net increase (decrease) in net assets resulting from contract transactions	(26,596)	(20,366)	(13,027)	(15,233)

Net increase (decrease) in net assets	(14,982)	(8,954)	(1,912)	(3,566)

Net Assets:
Beginning of period	285,127	294,081	261,428	264,994
End of period	$270,145	$285,127	$259,516	$261,428

Units issued during the period	133,526	125,902	351,956	368,901
Units redeemed during the period	(146,828)	(137,864)	(362,348)	(381,621)
Net units issued (redeemed) during period	(13,302)	(11,962)	(10,392)	(12,720)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$55,610	$32,362	$1,899	$1,286
Net realized gains (losses)	(16,297)	(21,028)	(10,153)	(5,233)
Net change in unrealized appreciation/(depreciation)	(20,355)	77,973	3,370	6,125
Net increase (decrease) in net assets resulting from operations	18,958	89,307	(4,884)	2,178

Contract Transactions:
Contract owners’ net payments	66,554	70,875	1,845	2,444
Annuity payments	(2,311)	(2,633)	(100)	(82)
Surrenders and other (net)	(185,661)	(161,589)	(7,293)	(7,165)
Transfers from other divisions or sponsor	3,252,423	3,119,546	135,846	133,562
Transfers to other divisions or sponsor	(3,157,523)	(3,054,976)	(132,328)	(124,198)
Net increase (decrease) in net assets resulting from contract transactions	(26,518)	(28,777)	(2,030)	4,561

Net increase (decrease) in net assets	(7,560)	60,530	(6,914)	6,739

Net Assets:
Beginning of period	1,715,927	1,655,397	79,685	72,946
End of period	$1,708,367	$1,715,927	$72,771	$79,685

Units issued during the period	1,167,702	1,150,853	85,042	83,383
Units redeemed during the period	(1,165,125)	(1,149,033)	(86,268)	(80,663)
Net units issued (redeemed) during period	2,577	1,820	(1,226)	2,720

	Inflation Protection Division		High Yield Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$8,439	$14,704	$27,002	$22,739
Net realized gains (losses)	(2,736)	(3,035)	(3,406)	(6,673)
Net change in unrealized appreciation/(depreciation)	(1,245)	(778)	2,556	37,623
Net increase (decrease) in net assets resulting from operations	4,458	10,891	26,152	53,689

Contract Transactions:
Contract owners’ net payments	14,525	15,296	17,402	18,258
Annuity payments	(403)	(515)	(566)	(660)
Surrenders and other (net)	(36,641)	(33,749)	(50,705)	(44,981)
Transfers from other divisions or sponsor	677,890	661,527	819,794	782,340
Transfers to other divisions or sponsor	(667,581)	(658,023)	(805,177)	(783,101)
Net increase (decrease) in net assets resulting from contract transactions	(12,210)	(15,464)	(19,252)	(28,144)

Net increase (decrease) in net assets	(7,752)	(4,573)	6,900	25,545

Net Assets:
Beginning of period	346,536	351,109	472,805	447,260
End of period	$338,784	$346,536	$479,705	$472,805

Units issued during the period	457,184	461,813	210,384	220,005
Units redeemed during the period	(465,749)	(473,033)	(214,576)	(226,778)
Net units issued (redeemed) during period	(8,565)	(11,220)	(4,192)	(6,773)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$38,816	$15,367	$17,528	$15,681
Net realized gains (losses)	(4,619)	(9,531)	9,351	37,289
Net change in unrealized appreciation/(depreciation)	14,538	65,390	65,242	111,355
Net increase (decrease) in net assets resulting from operations	48,735	71,226	92,121	164,325

Contract Transactions:
Contract owners’ net payments	38,208	39,453	34,989	34,091
Annuity payments	(912)	(1,047)	(7,017)	(6,499)
Surrenders and other (net)	(95,199)	(80,221)	(162,989)	(140,752)
Transfers from other divisions or sponsor	1,691,576	1,585,718	397,130	389,345
Transfers to other divisions or sponsor	(1,646,367)	(1,567,466)	(408,427)	(394,375)
Net increase (decrease) in net assets resulting from contract transactions	(12,694)	(23,563)	(146,314)	(118,190)

Net increase (decrease) in net assets	36,041	47,663	(54,193)	46,135

Net Assets:
Beginning of period	857,621	809,958	1,474,379	1,428,244
End of period	$893,662	$857,621	$1,420,186	$1,474,379

Units issued during the period	895,860	917,630	111,881	119,750
Units redeemed during the period	(903,615)	(932,032)	(128,298)	(134,038)
Net units issued (redeemed) during period	(7,755)	(14,402)	(16,417)	(14,288)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$2,380	$2,456	$(689)	$(414)
Net realized gains (losses)	5,845	9,072	60,085	11,866
Net change in unrealized appreciation/(depreciation)	9,470	15,398	4,728	40,303
Net increase (decrease) in net assets resulting from operations	17,695	26,926	64,124	51,755

Contract Transactions:
Contract owners’ net payments	6,361	5,038	8,501	7,909
Annuity payments	(1,749)	(1,424)	(377)	(395)
Surrenders and other (net)	(28,541)	(17,419)	(39,670)	(32,309)
Transfers from other divisions or sponsor	97,377	89,232	542,455	519,221
Transfers to other divisions or sponsor	(96,924)	(91,355)	(559,009)	(529,080)
Net increase (decrease) in net assets resulting from contract transactions	(23,476)	(15,928)	(48,100)	(34,654)

Net increase (decrease) in net assets	(5,781)	10,998	16,024	17,101

Net Assets:
Beginning of period	207,108	196,110	397,362	380,261
End of period	$201,327	$207,108	$413,386	$397,362

Units issued during the period	30,169	31,827	64,797	75,141
Units redeemed during the period	(38,311)	(37,312)	(70,588)	(80,245)
Net units issued (redeemed) during period	(8,142)	(5,485)	(5,791)	(5,104)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	Fidelity VIP Contrafund Division			AMT Sustainable Equity Division
	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,
	2024		2023	2024	2023
Operations:
Net investment income (loss)	$(4,582	) $	(1,634)	$(2,039)	$(1,338)
Net realized gains (losses)	164,967		54,732	48,404	20,070
Net change in unrealized appreciation/(depreciation)	87,501		153,662	48,646	67,870
Net increase (decrease) in net assets resulting from operations	247,886		206,760	95,011	86,602

Contract Transactions:
Contract owners’ net payments	34,835		32,712	18,265	19,413
Annuity payments	(783)		(822)	(237)	(330)
Surrenders and other (net)	(88,280)		(63,249)	(42,473)	(33,169)
Transfers from other divisions or sponsor	1,313,966		1,185,923	737,999	684,296
Transfers to other divisions or sponsor	(1,378,107)		(1,228,758)	(769,029)	(701,574)
Net increase (decrease) in net assets resulting from contract transactions	(118,369)		(74,194)	(55,475)	(31,364)

Net increase (decrease) in net assets	129,517		132,566	39,536	55,238

Net Assets:
Beginning of period	790,943		658,377	400,368	345,130
End of period	$920,460		$790,943	$439,904	$400,368

Units issued during the period	279,362		349,665	190,886	232,193
Units redeemed during the period	(304,322)		(370,537)	(205,184)	(242,564)
Net units issued (redeemed) during period	(24,960)		(20,872)	(14,298)	(10,371)

	U.S. Strategic Equity Division			U.S. Small Cap Equity Division
	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,
	2024		2023	2024	2023
Operations:
Net investment income (loss)	$253		$85	$460	$(31)
Net realized gains (losses)	15,411		2,894	4,610	(1,008)
Net change in unrealized appreciation/(depreciation)	9,371		26,165	(813)	7,879
Net increase (decrease) in net assets resulting from operations	25,035		29,144	4,257	6,840

Contract Transactions:
Contract owners’ net payments	1,911		1,414	1,194	1,229
Annuity payments	(250)		(229)	(75)	(58)
Surrenders and other (net)	(15,082)		(10,677)	(6,479)	(4,811)
Transfers from other divisions or sponsor	148,128		143,709	58,833	58,576
Transfers to other divisions or sponsor	(155,311)		(149,819)	(60,940)	(63,772)
Net increase (decrease) in net assets resulting from contract transactions	(20,604)		(15,602)	(7,467)	(8,836)

Net increase (decrease) in net assets	4,431		13,542	(3,210)	(1,996)

Net Assets:
Beginning of period	135,283		121,741	57,580	59,576
End of period	$139,714		$135,283	$54,370	$57,580

Units issued during the period	38,589		47,058	15,165	17,174
Units redeemed during the period	(43,955)		(52,041)	(17,046)	(19,684)
Net units issued (redeemed) during period	(5,366)		(4,983)	(1,881)	(2,510)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$2,948	$769	$24,539	$12,926
Net realized gains (losses)	3,557	1,917	(8,603)	(8,651)
Net change in unrealized appreciation/(depreciation)	(3,592)	16,485	(14,660)	14,746
Net increase (decrease) in net assets resulting from operations	2,913	19,171	1,276	19,021

Contract Transactions:
Contract owners’ net payments	3,173	2,774	22,376	23,507
Annuity payments	(134)	(132)	(635)	(877)
Surrenders and other (net)	(13,229)	(10,639)	(65,889)	(58,548)
Transfers from other divisions or sponsor	220,613	214,388	1,230,419	1,202,398
Transfers to other divisions or sponsor	(220,531)	(221,089)	(1,195,574)	(1,176,091)
Net increase (decrease) in net assets resulting from contract transactions	(10,108)	(14,698)	(9,303)	(9,611)

Net increase (decrease) in net assets	(7,195)	4,473	(8,027)	9,410

Net Assets:
Beginning of period	134,179	129,706	592,452	583,042
End of period	$126,984	$134,179	$584,425	$592,452

Units issued during the period	109,424	118,706	569,638	576,484
Units redeemed during the period	(114,240)	(126,512)	(574,861)	(582,037)
Net units issued (redeemed) during period	(4,816)	(7,806)	(5,223)	(5,553)

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$10,364	$6,732	$1,613	$501
Net realized gains (losses)	(3,263)	(3,160)	(221)	(1,144)
Net change in unrealized appreciation/(depreciation)	(42)	55,637	1,898	6,624
Net increase (decrease) in net assets resulting from operations	7,059	59,209	3,290	5,981

Contract Transactions:
Contract owners’ net payments	27,198	27,981	1,016	2,439
Annuity payments	(519)	(605)	(263)	(155)
Surrenders and other (net)	(65,617)	(52,506)	(6,089)	(7,998)
Transfers from other divisions or sponsor	1,235,703	1,163,358	24,256	24,107
Transfers to other divisions or sponsor	(1,233,646)	(1,136,779)	(24,870)	(26,058)
Net increase (decrease) in net assets resulting from contract transactions	(36,881)	1,449	(5,950)	(7,665)

Net increase (decrease) in net assets	(29,822)	60,658	(2,660)	(1,684)

Net Assets:
Beginning of period	654,877	594,219	59,154	60,838
End of period	$625,055	$654,877	$56,494	$59,154

Units issued during the period	240,809	249,423	13,521	15,820
Units redeemed during the period	(248,071)	(249,611)	(16,786)	(20,584)
Net units issued (redeemed) during period	(7,262)	(188)	(3,265)	(4,764)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Annuity Account B

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$3,999	$1,176	$2,616	$79
Net realized gains (losses)	(785)	(3,373)	1,418	(558)
Net change in unrealized appreciation/(depreciation)	12,172	25,149	12,049	22,927
Net increase (decrease) in net assets resulting from operations	15,386	22,952	16,083	22,448

Contract Transactions:
Contract owners’ net payments	4,717	5,513	3,736	3,237
Annuity payments	(375)	(327)	(86)	(77)
Surrenders and other (net)	(21,212)	(16,717)	(16,207)	(9,940)
Transfers from other divisions or sponsor	80,935	77,187	67,431	60,191
Transfers to other divisions or sponsor	(84,964)	(80,711)	(70,306)	(62,327)
Net increase (decrease) in net assets resulting from contract transactions	(20,899)	(15,055)	(15,432)	(8,916)

Net increase (decrease) in net assets	(5,513)	7,897	651	13,532

Net Assets:
Beginning of period	182,960	175,063	149,550	136,018
End of period	$177,447	$182,960	$150,201	$149,550

Units issued during the period	41,270	46,386	33,108	34,979
Units redeemed during the period	(52,187)	(55,024)	(40,708)	(40,120)
Net units issued (redeemed) during period	(10,917)	(8,638)	(7,600)	(5,141)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$517	$(47)	$10,906	$84,353
Net realized gains (losses)	296	(378)	(7,784)	(6,969)
Net change in unrealized appreciation/(depreciation)	3,049	5,719	16,514	(119,645)
Net increase (decrease) in net assets resulting from operations	3,862	5,294	19,636	(42,261)

Contract Transactions:
Contract owners’ net payments	1,294	1,081	22,855	23,759
Annuity payments	(27)	(23)	(276)	(424)
Surrenders and other (net)	(3,684)	(3,745)	(43,517)	(36,863)
Transfers from other divisions or sponsor	21,966	20,347	918,085	863,064
Transfers to other divisions or sponsor	(22,363)	(20,605)	(880,979)	(831,422)
Net increase (decrease) in net assets resulting from contract transactions	(2,814)	(2,945)	16,168	18,114

Net increase (decrease) in net assets	1,048	2,349	35,804	(24,147)

Net Assets:
Beginning of period	32,542	30,193	415,439	439,586
End of period	$33,590	$32,542	$451,243	$415,439

Units issued during the period	11,052	12,161	155,311	145,414
Units redeemed during the period	(12,467)	(13,923)	(152,637)	(142,562)
Net units issued (redeemed) during period	(1,415)	(1,762)	2,674	2,852

The Accompanying Notes are an Integral Part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Northwestern Mutual Variable Annuity Account B (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund individual flexible payment variable annuity contracts (“contracts”) for tax-deferred annuities, individual retirement annuities and non-tax qualified plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Back Load contracts with a withdrawal charge up to 7.00% for contracts purchased in New York on or after October 9, 2023 and up to 6.00% in all other states and dates; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

2.	Significant Accounting Policies

A.

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

B.

Investment Valuation - Shares of the Funds are valued at each Fund’s offering and redemption prices per share. As of December 31, 2024, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosure Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). All changes in fair value are recorded as change in unrealized appreciation/ (depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends - Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are reinvested in additional shares of the respective portfolios of the Funds and are recorded on the ex-date of the dividends. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants - Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements.

E.

Annuity Reserves - Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Annuity reserves are based on published annuity

NOTES TO FINANCIAL STATEMENTS

tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account to the sponsor and all related payouts are funded by Northwestern Mutual.

F.

Taxes - Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

G.

New Accounting Pronouncements - During the reporting period, the Account adopted FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023- 07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

Collectively, the Variable Insurance Product Underlying Funds Committee and Vice President of Insurance Solutions of Northwestern Mutual, act as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM periodically reviews information regarding each Division’s net assets, net cash flows, and total return. The CODM has determined that each Division is a single operating segment based on the fact that the CODM monitors the operating results of each Division as a whole. The financial information provided to and reviewed by the CODM is consistent with that presented within each Division’s Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2024 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$24,525	$68,576
Focused Appreciation Division	116,574	160,693
Large Cap Core Stock Division	20,239	38,107
Large Cap Blend Division	22,011	13,537
Index 500 Stock Division	246,616	440,045
Large Company Value Division	15,615	20,355
Domestic Equity Division	122,663	96,338
Equity Income Division	50,116	84,418
Mid Cap Growth Stock Division	12,200	55,332
Index 400 Stock Division	82,562	112,159
Mid Cap Value Division	60,692	64,867
Small Cap Growth Stock Division	21,232	46,239
Index 600 Stock Division	38,199	44,868
Small Cap Value Division	26,562	47,991
International Growth Division	87,189	104,098
Research International Core Division	86,886	91,700
International Equity Division	117,912	153,366
Emerging Markets Equity Division	93,568	99,622
Government Money Market Division	153,073	167,989

NOTES TO FINANCIAL STATEMENTS

Fund Name	Purchases	Sales
Short-Term Bond Division	$41,430	$47,480
Select Bond Division	273,711	244,728
Long-Term U.S. Government Bond Division	15,467	15,609
Inflation Protection Division	51,967	56,071
High Yield Bond Division	77,430	69,404
Multi-Sector Bond Division	154,286	128,220
Balanced Division	127,625	226,716
Asset Allocation Division	30,221	44,643
Fidelity VIP Mid Cap Division	72,374	69,187
Fidelity VIP Contrafund Division	170,280	189,001
AMT Sustainable Equity Division	50,261	87,368
U.S. Strategic Equity Division	17,357	26,958
U.S. Small Cap Equity Division	8,869	11,547
International Developed Markets Division	15,811	21,589
Strategic Bond Division	103,032	87,848
Global Real Estate Securities Division	80,457	107,142
LifePoints Moderate Strategy Division	4,962	9,545
LifePoints Balanced Strategy Division	16,470	33,640
LifePoints Growth Strategy Division	14,061	26,958
LifePoints Equity Growth Strategy Division	3,652	6,325
Credit Suisse Trust Commodity Return Strategy Division	88,498	61,545

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.00% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 1.50%.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the Back Load version of the contract, the net assets may be subject to the deduction for the Front Load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front Load version and the Back Load version, respectively.

NOTES TO FINANCIAL STATEMENTS

For Fee Based contracts issued on or after June 30, 2000, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%.

5.	Subsequent Events

Management has determined that no subsequent events have occurred that would require recognition in the financial statements.

6.	Financial Highlights

The following is a summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Contract that had outstanding units as of and for the period ended December 31, 2024. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Growth Stock Division
2024	52,593	$5.245235		to	$13.114924		$415,697	0.10%	0.35% to 1.25%	36.10%	to	37.34%
2023	58,293	3.819180	(2)	to	9.636073	(2)	338,539	0.00	0.35 to 1.25	47.84	to	49.17
2022	61,623	2.560293	(2)	to	6.517806	(2)	244,302	0.00	0.35 to 1.25	(39.46)	to	(38.91)
2021	62,289	4.191147	(2)	to	10.765725	(2)	417,615	0.00 (3)	0.35 to 1.25	15.22	to	16.26
2020	70,028	3.604955	(2)	to	9.343486	(2)	410,880	0.63	0.35 to 1.25	33.30	to	34.50
Focused Appreciation Division
2024	61,292	$12.131021		to	$14.738066		$843,195	0.00%	0.35% to 1.25%	32.75%	to	33.95%
2023	70,315	9.138455		to	11.002409		723,666	0.01	0.35 to 1.25	49.13	to	50.47
2022	80,089	6.127912		to	7.312168		548,674	0.01	0.35 to 1.25	(28.72)	to	(28.08)
2021	82,367	8.597069		to	10.166871		783,159	0.16	0.35 to 1.25	17.43	to	18.49
2020	91,486	7.321217		to	8.580705		733,175	0.53	0.35 to 1.25	30.90	to	32.08
Large Cap Core Stock Division
2024	37,298	$4.294491		to	$8.536744		$225,524	0.69%	0.35% to 1.25%	20.63%	to	21.72%
2023	42,241	3.528028	(2)	to	7.076895	(2)	212,072	0.91	0.35 to 1.25	24.23	to	25.35
2022	46,642	2.814643	(2)	to	5.696639	(2)	188,852	0.88	0.35 to 1.25	(19.89)	to	(19.16)
2021	50,355	3.481907	(2)	to	7.110610	(2)	255,395	0.79	0.35 to 1.25	23.55	to	24.66
2020	55,528	2.793028	(2)	to	5.755230	(2)	228,819	1.12	0.35 to 1.25	21.21	to	22.31
Large Cap Blend Division
2024	22,354	$2.861147		to	$3.353594		$71,338	0.82%	0.35% to 1.25%	22.32%	to	23.43%
2023	24,948	2.339162		to	2.717065		64,476	0.63	0.35 to 1.25	19.12	to	20.19
2022	26,987	1.963739		to	2.260679		58,170	0.62	0.35 to 1.25	(14.84)	to	(14.08)
2021	29,137	2.306054		to	2.631043		73,154	0.64	0.35 to 1.25	16.99	to	18.04
2020	32,703	1.971217		to	2.228920		69,683	5.19	0.35 to 1.25	8.68	to	9.67
Index 500 Stock Division
2024	346,112	$5.689024		to	$22.229423		$2,729,192	1.18%	0.35% to 1.25%	23.19%	to	24.31%
2023	373,274	4.576447	(2)	to	18.044646	(2)	2,423,973	1.22	0.35 to 1.25	24.49	to	25.61
2022	389,331	3.643517	(2)	to	14.495240	(2)	2,058,818	1.25	0.35 to 1.25	(19.30)	to	(18.57)
2021	390,766	4.474335	(2)	to	17.960899	(2)	2,619,706	1.23	0.35 to 1.25	26.86	to	28.00
2020	397,416	3.495577	(2)	to	14.158399	(2)	2,155,937	1.64	0.35 to 1.25	16.71	to	17.77
Large Company Value Division
2024	39,559	$2.307457		to	$2.704825		$102,383	1.82%	0.35% to 1.25%	9.31%	to	10.30%
2023	43,940	2.110942		to	2.452177		102,784	3.18	0.35 to 1.25	2.51	to	3.44
2022	45,961	2.059162		to	2.370702		103,840	3.17	0.35 to 1.25	(1.57)	to	(0.68)
2021	46,426	2.092019		to	2.387048		105,768	1.15	0.35 to 1.25	20.41	to	21.49
2020	48,656	1.737445		to	1.964770		91,165	2.14	0.35 to 1.25	1.36	to	2.28
Domestic Equity Division
2024	157,654	$3.499173		to	$4.318761		$631,910	1.92%	0.35% to 1.25%	5.73%	to	6.69%
2023	165,806	3.309530		to	4.047886		623,074	1.74	0.35 to 1.25	2.43	to	3.35
2022	166,514	3.230972		to	3.916578		606,514	1.68	0.35 to 1.25	(4.19)	to	(3.32)
2021	181,234	3.372163		to	4.051266		684,741	1.81	0.35 to 1.25	21.19	to	22.28
2020	187,127	2.782499		to	3.312992		579,315	2.16	0.35 to 1.25	(0.52)	to	0.38
Equity Income Division
2024	91,101	$4.663975		to	$5.666472		$487,752	2.08%	0.35% to 1.25%	10.48%	to	11.48%
2023	102,759	4.221684		to	5.082904		493,891	2.15	0.35 to 1.25	8.33	to	9.30
2022	111,037	3.897129		to	4.650331		487,723	2.00	0.35 to 1.25	(4.42)	to	(3.56)
2021	124,663	4.077248		to	4.821858		567,007	2.02	0.35 to 1.25	24.14	to	25.26
2020	141,894	3.284293		to	3.849405		514,497	4.70	0.35 to 1.25	(0.06)	to	0.85

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Mid Cap Growth Stock Division
2024	50,459	$2.809906		to	$14.033119		$347,245	0.09%	0.35% to 1.25%	6.85%	to	7.82%
2023	55,485	2.606006	(2)	to	13.133162	(2)	362,624	0.16	0.35 to 1.25	13.53	to	14.55
2022	59,961	2.274906	(2)	to	11.567624	(2)	347,591	0.15	0.35 to 1.25	(24.71)	to	(24.03)
2021	63,398	2.994607	(2)	to	15.364526	(2)	496,758	0.15	0.35 to 1.25	8.81	to	9.79
2020	69,797	2.727520	(2)	to	14.120404	(2)	507,248	0.28	0.35 to 1.25	23.85	to	24.97
Index 400 Stock Division
2024	89,051	$7.773247		to	$7.936852		$684,019	1.21%	0.35% to 1.25%	12.21%	to	13.23%
2023	96,596	6.927170	(2)	to	7.009238	(2)	658,139	1.10	0.35 to 1.25	14.78	to	15.81
2022	100,952	6.035376	(2)	to	6.052460	(2)	596,901	1.09	0.35 to 1.25	(14.38)	to	(13.61)
2021	104,466	7.006063	(2)	to	7.049211	(2)	719,364	0.92	0.35 to 1.25	22.92	to	24.03
2020	109,404	5.648868	(2)	to	5.734890	(2)	611,322	1.40	0.35 to 1.25	11.96	to	12.97
Mid Cap Value Division
2024	69,485	$5.376967		to	$6.532658		$424,420	2.02%	0.35% to 1.25%	7.29%	to	8.27%
2023	73,493	5.011387		to	6.033638		414,877	1.94	0.35 to 1.25	4.95	to	5.89
2022	75,308	4.775155		to	5.697952		401,511	1.88	0.35 to 1.25	(2.37)	to	(1.49)
2021	81,924	4.891257		to	5.784413		443,926	1.15	0.35 to 1.25	21.74	to	22.84
2020	85,796	4.017711		to	4.708921		378,711	1.88	0.35 to 1.25	0.40	to	1.31
Small Cap Growth Stock Division
2024	57,369	$4.233352		to	$7.536373		$288,455	0.36%	0.35% to 1.25%	11.76%	to	12.78%
2023	61,685	3.753666	(2)	to	6.743158	(2)	279,023	0.00	0.35 to 1.25	16.89	to	17.94
2022	62,572	3.182585	(2)	to	5.768661	(2)	243,620	0.00	0.35 to 1.25	(29.38)	to	(28.74)
2021	60,259	4.466101	(2)	to	8.168117	(2)	336,025	0.02	0.35 to 1.25	2.81	to	3.74
2020	64,076	4.305002	(2)	to	7.944528	(2)	350,811	0.11	0.35 to 1.25	31.81	to	33.00
Index 600 Stock Division
2024	75,877	$3.228993		to	$3.785048		$273,643	1.16%	0.35% to 1.25%	7.07%	to	8.05%
2023	80,032	3.015727		to	3.503202		267,274	1.03	0.35 to 1.25	14.33	to	15.36
2022	82,361	2.637754		to	3.036819		238,692	1.00	0.35 to 1.25	(17.40)	to	(16.66)
2021	83,667	3.193533		to	3.643851		291,244	0.76	0.35 to 1.25	24.65	to	25.78
2020	85,509	2.561959		to	2.897115		237,363	1.81	0.35 to 1.25	9.55	to	10.54
Small Cap Value Division
2024	47,998	$5.380595		to	$6.640722		$296,191	0.75%	0.35% to 1.25%	8.98%	to	9.97%
2023	53,526	4.937325		to	6.038713		300,818	0.28	0.35 to 1.25	12.44	to	13.45
2022	56,538	4.390979		to	5.322620		280,032	0.26	0.35 to 1.25	(19.54)	to	(18.82)
2021	60,264	5.457584		to	6.556463		367,326	0.39	0.35 to 1.25	21.48	to	22.57
2020	70,056	4.492731		to	5.349125		348,547	0.51	0.35 to 1.25	7.93	to	8.90
International Growth Division
2024	195,995	$2.884514		to	$3.560110		$649,200	0.86%	0.35% to 1.25%	3.98%	to	4.93%
2023	206,930	2.774095		to	3.392961		653,377	0.55	0.35 to 1.25	19.27	to	20.34
2022	220,127	2.325847		to	2.819373		577,950	0.58	0.35 to 1.25	(24.09)	to	(23.40)
2021	210,378	3.063761		to	3.680692		720,626	0.53	0.35 to 1.25	14.48	to	15.51
2020	213,692	2.676266		to	3.186443		633,723	1.68	0.35 to 1.25	16.44	to	17.50
Research International Core Division
2024	398,154	$1.396245		to	$1.636815		$620,196	1.79%	0.35% to 1.25%	1.96%	to	2.89%
2023	408,829	1.369408		to	1.590888		619,364	2.12	0.35 to 1.25	11.55	to	12.55
2022	428,011	1.227614		to	1.413453		576,819	2.20	0.35 to 1.25	(18.19)	to	(17.45)
2021	407,627	1.500516		to	1.712231		665,717	1.13	0.35 to 1.25	10.68	to	11.68
2020	401,617	1.355712		to	1.533174		587,806	2.24	0.35 to 1.25	12.05	to	13.07

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
International Equity Division
2024	365,128	$2.416279		to	$4.488649		$1,027,751	2.85%	0.35% to 1.25%	2.64%		to	3.57%
2023	381,084	2.332928	(2)	to	4.373224	(2)	1,050,633	2.38	0.35 to 1.25	14.65		to	15.68
2022	410,608	2.016624	(2)	to	3.814274	(2)	989,827	2.39	0.35 to 1.25	(7.99)		to	(7.16)
2021	423,503	2.172077	(2)	to	4.145278	(2)	1,117,249	2.31	0.35 to 1.25	3.70		to	4.64
2020	418,580	2.075812	(2)	to	3.997280	(2)	1,080,322	3.62	0.35 to 1.25	(3.92)		to	(3.05)
Emerging Markets Equity Division
2024	592,000	$1.037988		to	$1.216765		$686,420	1.49%	0.35% to 1.25%	2.72%		to	3.66%
2023	602,746	1.010464		to	1.173819		674,699	1.24	0.35 to 1.25	5.59		to	6.54
2022	606,505	0.957001		to	1.101801		637,903	1.25	0.35 to 1.25	(26.20)		to	(25.54)
2021	532,248	1.296801		to	1.479685		751,813	0.51	0.35 to 1.25	(5.74)		to	(4.89)
2020	527,884	1.375728		to	1.555698		784,629	2.26	0.35 to 1.25	25.28		to	26.41
Government Money Market Division
2024	156,672	$1.423211		to	$2.953211		$270,145	4.90%	0.35% to 1.25%	3.68%		to	4.62%
2023	169,974	1.360326	(2)	to	2.848379	(2)	285,127	1.39	0.35 to 1.25	3.54		to	4.47
2022	181,936	1.302115	(2)	to	2.751015	(2)	294,081	1.41	0.35 to 1.25	0.11		to	1.01
2021	162,532	1.289068	(2)	to	2.747974	(2)	264,452	0.00 (3)	0.35 to 1.25	(1.23)		to	(0.34)
2020	208,119	1.293416	(2)	to	2.782276	(2)	346,117	0.25	0.35 to 1.25	(0.94)		to	(0.04)
Short-Term Bond Division
2024	196,714	$1.180203		to	$1.383462		$259,516	3.37%	0.35% to 1.25%	3.72%		to	4.67%
2023	207,106	1.137835		to	1.321789		261,428	1.48	0.35 to 1.25	3.96		to	4.90
2022	219,826	1.094508		to	1.260105		264,994	1.41	0.35 to 1.25	(5.70)		to	(4.85)
2021	231,725	1.160639		to	1.324314		293,947	1.79	0.35 to 1.25	(1.33)		to	(0.45)
2020	222,761	1.176335		to	1.330259		283,968	2.28	0.35 to 1.25	3.00		to	3.93
Select Bond Division
2024	554,182	$2.475586		to	$14.221164		$1,708,367	3.93%	0.35% to 1.25%	0.49%		to	1.40%
2023	551,605	2.441293	(2)	to	14.151716	(2)	1,715,927	1.80	0.35 to 1.25	4.87		to	5.82
2022	549,785	2.307053	(2)	to	13.493913	(2)	1,655,397	1.71	0.35 to 1.25	(14.40)		to	(13.63)
2021	558,552	2.671253	(2)	to	15.764793	(2)	2,001,724	2.12	0.35 to 1.25	(2.81)		to	(1.93)
2020	501,889	2.723858	(2)	to	16.220194	(2)	1,912,748	2.76	0.35 to 1.25	7.63		to	8.60
Long-Term U.S. Government Bond Division
2024	46,347	$1.401010		to	$1.642259		$72,771	3.15%	0.35% to 1.25%	(6.96	) %	to	(6.11	) %
2023	47,573	1.505808		to	1.749188		79,685	1.84	0.35 to 1.25	2.05		to	2.97
2022	44,853	1.475610		to	1.698809		72,946	1.68	0.35 to 1.25	(30.40)		to	(29.78)
2021	44,988	2.120232		to	2.419118		104,543	0.92	0.35 to 1.25	(6.55)		to	(5.70)
2020	46,419	2.268738		to	2.565411		114,280	1.54	0.35 to 1.25	15.91		to	16.96
Inflation Protection Division
2024	223,380	$1.351406		to	$1.584132		$338,784	3.13%	0.35% to 1.25%	0.69%		to	1.60%
2023	231,945	1.342162		to	1.559115		346,536	3.67	0.35 to 1.25	2.61		to	3.53
2022	243,165	1.308004		to	1.505890		351,109	3.32	0.35 to 1.25	(14.04)		to	(13.27)
2021	257,586	1.521651		to	1.736226		429,505	0.96	0.35 to 1.25	5.28		to	6.23
2020	230,346	1.445291		to	1.634367		361,994	1.99	0.35 to 1.25	8.21		to	9.19
High Yield Bond Division
2024	113,978	$4.057769		to	$4.860681		$479,705	6.38%	0.35% to 1.25%	5.05%		to	6.01%
2023	118,170	3.827743	(2)	to	4.626815	(2)	472,805	5.78	0.35 to 1.25	11.84		to	12.85
2022	124,943	3.392006	(2)	to	4.136969	(2)	447,260	5.56	0.35 to 1.25	(12.43)		to	(11.64)
2021	131,527	3.838927	(2)	to	4.724197	(2)	538,205	5.28	0.35 to 1.25	4.00		to	4.94
2020	128,831	3.658289	(2)	to	4.542495	(2)	508,637	5.86	0.35 to 1.25	5.32		to	6.27
(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Multi-Sector Bond Division
2024	448,980	$1.775572		to	$2.081256		$893,662	5.11%	0.35% to 1.25%	5.09%	to	6.05%
2023	456,735	1.689587		to	1.962612		857,621	4.20	0.35 to 1.25	8.35	to	9.32
2022	471,137	1.559372		to	1.795218		809,958	4.12	0.35 to 1.25	(16.44)	to	(15.69)
2021	473,601	1.866147		to	2.129210		967,023	2.15	0.35 to 1.25	(1.32)	to	(0.43)
2020	440,915	1.891030		to	2.138307		904,862	4.10	0.35 to 1.25	4.81	to	5.76
Balanced Division
2024	228,803	$2.975002		to	$18.020572		$1,420,186	2.15%	0.35% to 1.25%	6.08%	to	7.05%
2023	245,220	2.779162	(2)	to	16.987412	(2)	1,474,379	3.98	0.35 to 1.25	11.67	to	12.68
2022	259,508	2.466510	(2)	to	15.211922	(2)	1,428,244	3.74	0.35 to 1.25	(15.20)	to	(14.44)
2021	275,367	2.882625	(2)	to	17.938388	(2)	1,821,786	2.46	0.35 to 1.25	6.23	to	7.18
2020	282,870	2.689434	(2)	to	16.887105	(2)	1,817,291	2.45	0.35 to 1.25	11.09	to	12.10
Asset Allocation Division
2024	57,677	$2.929411		to	$3.615525		$201,327	1.93%	0.35% to 1.25%	8.34%	to	9.33%
2023	65,819	2.703818		to	3.307023		207,108	2.96	0.35 to 1.25	13.81	to	14.83
2022	71,304	2.375731		to	2.879844		196,110	2.85	0.35 to 1.25	(15.89)	to	(15.13)
2021	76,158	2.824479		to	3.393259		246,470	2.19	0.35 to 1.25	9.08	to	10.06
2020	80,727	2.589358		to	3.082984		237,038	2.32	0.35 to 1.25	12.02	to	13.04
Fidelity VIP Mid Cap Division
2024	46,766	$7.782032		to	$9.454749		$413,386	0.53%	0.35% to 1.25%	16.02%	to	17.08%
2023	52,557	6.707303		to	8.075593		397,362	0.52	0.35 to 1.25	13.65	to	14.67
2022	57,661	5.901591		to	7.042196		380,261	0.49	0.35 to 1.25	(15.80)	to	(15.04)
2021	62,534	7.008987		to	8.288944		485,436	0.59	0.35 to 1.25	24.04	to	25.16
2020	73,232	5.650379		to	6.622537		454,847	0.61	0.35 to 1.25	16.60	to	17.65
Fidelity VIP Contrafund Division
2024	174,125	$4.751604		to	$5.569692		$920,460	0.19%	0.35% to 1.25%	32.12%	to	33.32%
2023	199,085	3.596457		to	4.177703		790,943	0.50	0.35 to 1.25	31.80	to	32.99
2022	219,957	2.728684		to	3.141458		658,377	0.52	0.35 to 1.25	(27.23)	to	(26.57)
2021	216,563	3.749539		to	4.278173		883,396	0.06	0.35 to 1.25	26.25	to	27.39
2020	234,118	2.969929		to	3.358390		750,783	0.21	0.35 to 1.25	28.83	to	30.00
AMT Sustainable Equity Division
2024	102,732	$3.855796		to	$4.519558		$439,904	0.22%	0.35% to 1.25%	24.27%	to	25.40%
2023	117,030	3.102751		to	3.604127		400,368	0.43	0.35 to 1.25	25.33	to	26.46
2022	127,401	2.475672		to	2.850099		345,130	0.44	0.35 to 1.25	(19.48)	to	(18.75)
2021	130,341	3.074461		to	3.507848		434,664	0.38	0.35 to 1.25	21.95	to	23.04
2020	139,864	2.521165		to	2.850867		379,355	0.62	0.35 to 1.25	18.07	to	19.14
U.S. Strategic Equity Division
2024	33,393	$3.745253		to	$4.603258		$139,714	0.91%	0.35% to 1.25%	19.00%	to	20.08%
2023	38,759	3.147366		to	3.833544	(2)	135,283	0.62	0.35 to 1.25	24.73	to	25.85
2022	43,742	2.523328		to	3.046092	(2)	121,741	0.60	0.35 to 1.25	(21.84)	to	(21.13)
2021	47,643	3.228324		to	3.862348	(2)	168,628	0.57	0.35 to 1.25	18.91	to	19.98
2020	53,838	2.715036		to	3.219218	(2)	159,561	0.46	0.35 to 1.25	22.30	to	23.40
U.S. Small Cap Equity Division
2024	13,074	$3.986158		to	$4.395514		$54,370	1.56%	0.35% to 1.25%	7.17%	to	8.15%
2023	14,955	3.719374		to	4.064373	(2)	57,580	0.22	0.35 to 1.25	12.20	to	13.21
2022	17,465	3.314895		to	3.590090	(2)	59,576	0.19	0.35 to 1.25	(17.00)	to	(16.25)
2021	19,189	3.993712		to	4.286640	(2)	78,457	0.24	0.35 to 1.25	24.23	to	25.35
2020	19,321	3.214751		to	3.419722	(2)	63,421	0.06	0.35 to 1.25	11.30	to	12.31

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
International Developed Markets Division
2024	62,401	$2.043426		to	$2.162645		$126,984	2.91%	0.35% to 1.25%	1.49%		to	2.41%
2023	67,217	2.013421	(2)	to	2.111693	(2)	134,179	0.00	0.35 to 1.25	14.82		to	15.86
2022	75,023	1.753479	(2)	to	1.822675	(2)	129,706	0.00	0.35 to 1.25	(14.12)		to	(13.35)
2021	78,400	2.041810	(2)	to	2.103441	(2)	157,176	2.55	0.35 to 1.25	11.26		to	12.26
2020	85,634	1.835201	(2)	to	1.873698	(2)	153,734	1.23	0.35 to 1.25	3.77		to	4.71
Strategic Bond Division
2024	266,926	$1.872752		to	$2.303896		$584,425	4.83%	0.35% to 1.25%	(0.43	) %	to	0.47%
2023	272,149	1.880914		to	2.293080	(2)	592,452	2.58	0.35 to 1.25	2.73		to	3.65
2022	277,702	1.830967		to	2.212282	(2)	583,042	2.41	0.35 to 1.25	(15.34)		to	(14.58)
2021	288,661	2.162708		to	2.589798	(2)	709,229	0.91	0.35 to 1.25	(3.04)		to	(2.16)
2020	272,317	2.230428		to	2.647011	(2)	682,926	1.82	0.35 to 1.25	7.09		to	8.05
Global Real Estate Securities Division
2024	121,320	$4.249128		to	$5.179618		$625,055	2.28%	0.35% to 1.25%	0.15%		to	1.06%
2023	128,582	4.242859		to	5.125359	(2)	654,877	1.35	0.35 to 1.25	9.18		to	10.16
2022	128,770	3.886061		to	4.652506	(2)	594,219	1.27	0.35 to 1.25	(27.68)		to	(27.02)
2021	126,369	5.373126		to	6.375369	(2)	797,132	4.86	0.35 to 1.25	25.62		to	26.75
2020	135,368	4.277349		to	5.029868	(2)	672,550	1.55	0.35 to 1.25	(6.36)		to	(5.51)
LifePoints Moderate Strategy Division
2024	30,648	$1.635588		to	$1.917206		$56,494	3.50%	0.35% to 1.25%	5.15%		to	6.11%
2023	33,913	1.555433		to	1.806818		59,154	1.98	0.35 to 1.25	9.94		to	10.93
2022	38,677	1.414783		to	1.628787		60,838	1.80	0.35 to 1.25	(16.70)		to	(15.95)
2021	43,260	1.698371		to	1.937804		81,184	4.22	0.35 to 1.25	6.89		to	7.85
2020	45,639	1.588894		to	1.796695		79,806	2.11	0.35 to 1.25	5.08		to	6.03
LifePoints Balanced Strategy Division
2024	85,904	$1.837679		to	$2.134732		$177,447	2.92%	0.40% to 1.25%	8.11%		to	9.04%
2023	96,821	1.699794		to	1.957769	(2)	182,960	1.86	0.40(3) to 1.25	13.11		to	14.06	(2)
2022	105,459	1.502842		to	1.716383	(2)	175,063	1.76	0.40(3) to 1.25	(17.39)		to	(16.69	) (2)
2021	112,533	1.819166		to	2.060157	(2)	224,395	4.69	0.40(3) to 1.25	11.64		to	12.59	(2)
2020	123,776	1.629523		to	1.829833	(2)	218,733	1.21	0.40(3) to 1.25	6.31		to	7.22	(2)
LifePoints Growth Strategy Division
2024	69,538	$1.966185		to	$2.284098		$150,201	2.47%	0.40% to 1.25%	10.54%		to	11.49%
2023	77,138	1.778682		to	2.048715	(2)	149,550	1.34	0.40(3) to 1.25	16.50		to	17.49	(2)
2022	82,279	1.526760		to	1.743754	(2)	136,018	1.31	0.40(3) to 1.25	(18.23)		to	(17.54	) (2)
2021	87,969	1.867142		to	2.114546	(2)	176,401	4.55	0.40(3) to 1.25	15.99		to	16.97	(2)
2020	99,693	1.609785		to	1.807712	(2)	171,086	1.69	0.40(3) to 1.25	8.38		to	9.31	(2)
LifePoints Equity Growth Strategy Division
2024	15,946	$1.911681		to	$2.220791		$33,590	2.29%	0.40% to 1.25%	11.68%		to	12.64%
2023	17,361	1.711777		to	1.971664	(2)	32,542	1.24	0.40(3) to 1.25	18.04		to	19.04	(2)
2022	19,123	1.450150		to	1.656272	(2)	30,193	1.22	0.40(3) to 1.25	(18.70)		to	(18.01	) (2)
2021	19,581	1.783706		to	2.020079	(2)	37,815	5.04	0.40(3) to 1.25	18.13		to	19.13	(2)
2020	21,263	1.509990		to	1.695681	(2)	34,432	2.15	0.40(3) to 1.25	6.91		to	7.82	(2)
Credit Suisse Trust Commodity Return Strategy Division
2024	73,575	$5.622554		to	$6.357958		$451,243	3.16%	0.35% to 1.25%	3.81%		to	4.75%
2023	70,901	5.416250		to	6.069481		415,439	19.21	0.35 to 1.25	(10.02)		to	(9.21)
2022	68,049	6.019683		to	6.685526		439,586	16.78	0.35 to 1.25	14.90		to	15.94
2021	83,449	5.238853		to	5.766476		466,448	4.99	0.35 to 1.25	26.90		to	28.04
2020	88,958	4.128458		to	4.503663		389,371	5.58	0.35 to 1.25	(2.71)		to	(1.83)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Revised from the previously issued financial statements to correct the presentation of the lowest and highest expense ratios for products for which units were issued or outstanding during the period.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2024, 2023 and 2022

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2024 and 2023 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2024	2023

Assets:
Bonds	$201,544	$191,692
Mortgage loans	57,078	53,361
Policy loans	20,039	19,003
Common and preferred stocks	3,340	2,852
Real estate	2,791	2,877
Other investments	30,865	29,404
Cash and short-term investments	8,052	8,826

Total investments	323,709	308,015

Due and accrued investment income	2,898	2,429
Net deferred tax assets	2,876	2,372
Deferred premium and other assets	5,047	5,339
Admitted disallowed interest maintenance reserve	3,122	2,458
Separate account assets	40,672	38,216

Total assets	$378,324	$358,829

Liabilities and surplus:
Policy benefit reserves	$264,219	$253,960
Deposit funds	15,798	13,072
Policyowner dividends payable	8,255	7,370
Asset valuation reserve	8,350	7,885
Other liabilities	9,256	8,016
Separate account liabilities	40,672	38,216

Total liabilities	346,550	328,519

Surplus:
Surplus notes	4,491	4,485
Special surplus fund	3,122	2,458
Unassigned surplus	24,161	23,367

Total surplus	31,774	30,310

Total liabilities and surplus	$378,324	$358,829

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2024	2023	2022

Revenue:
Premiums	$23,318	$22,003	$22,288
Net investment income	13,815	13,224	11,768
Other income	976	896	840

Total revenue	38,109	36,123	34,896

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	15,956	12,818	11,707
Net additions to policy benefit reserves	10,592	11,973	12,224
Net transfers from separate accounts	(1,499)	(1,007)	(490)

Total benefits	25,049	23,784	23,441

Commissions and operating expenses	4,245	4,216	4,158

Total benefits and expenses	29,294	28,000	27,599

Gain from operations before dividends and taxes	8,815	8,123	7,297

Policyowner dividends	8,256	7,371	6,833

Gain from operations before taxes	559	752	464
Income tax (benefit) expense	(98)	5	(160)

Net gain from operations	657	747	624
Net realized capital (losses) gains	(96)	(36)	288

Net income	$561	$711	$912

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2024	2023	2022

Beginning of year balance	$30,310	$29,885	$29,283

Net income	561	711	912

Change in net unrealized capital gains and losses	807	117	(1,549)

Change in net deferred tax assets	195	608	470

Change in nonadmitted assets	96	(305)	(71)

Change in asset valuation reserve	(464)	(709)	557

Change in surplus notes	5	5	5

Other surplus changes	264	(2)	278

Net increase in surplus	1,464	425	602

End of year balance	$31,774	$30,310	$29,885

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2024	2023	2022

Cash flows from operating activities:
Premiums and other income received	$16,934	$15,560	$16,296
Investment income received	12,600	11,466	10,456
Benefit and dividend payments to policyowners and beneficiaries	(15,315)	(12,301)	(10,703)
Net transfers from separate accounts	1,462	968	446
Commissions, expenses and taxes paid	(3,198)	(3,558)	(3,768)

Net cash provided by operating activities	12,483	12,135	12,727

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	44,983	36,091	40,363
Mortgage loans	3,607	4,025	3,368
Common and preferred stocks	229	403	2,241
Real estate	391	112	67
Other investments	3,333	1,995	4,536

Subtotal proceeds from investments	52,543	42,626	50,575

Cost of investments acquired:
Bonds	(56,318)	(40,581)	(51,983)
Mortgage loans	(7,454)	(5,603)	(6,679)
Common and preferred stocks	(420)	(356)	(1,013)
Real estate	(174)	(77)	(27)
Other investments	(3,211)	(4,213)	(5,747)

Subtotal cost of investments acquired	(67,577)	(50,830)	(65,449)

Net outflows of policy loans	(808)	(1,107)	(152)

Net cash applied to investing activities	(15,842)	(9,311)	(15,026)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	2,355	1,713	2,239
Other cash provided (applied)	230	(187)	750

Net cash provided by financing and miscellaneous sources	2,585	1,526	2,989

Net (decrease) increase in cash and short-term investments	(774)	4,350	690

Cash and short-term investments, beginning of year	8,826	4,476	3,786

Cash and short-term investments, end of year	$8,052	$8,826	$4,476

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2024	2023	2022

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$7,072	$6,543	$6,277
Capitalized interest and payment in-kind investment income	994	890	835
Other policyowner contract activity	409	380	345
Employee benefit and compensation plan expenses	210	200	178

Investing:
Bond refinancings and exchanges	1,199	1,787	2,257
Mortgage loan refinancings and transfers	1,577	788	1,343
Net asset transfers with affiliated entities	393	2,017	1,088
Net policy loan activity	381	359	316
Net premium loan activity	136	144	115
Other investment exchanges	355	1,174	6

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	326	349	444

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted, (8) current expected credit losses (CECL) are based on expected credit losses rather than incurred losses, and (9) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Office of the Commissioner of Insurance of the State of Wisconsin, originally effective December 31, 2022, that allows for the full admissibility of the Company’s net negative interest maintenance reserve (IMR) balance. During 2023, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), which allows the admission of a net negative IMR balance up to 10% of adjusted general account capital and surplus (10% Surplus Threshold), subject to certain conditions. Subsequent to this adoption, the Company’s permitted practice was amended (effective December 31, 2023, until further notice) to reflect the Company being subject to the terms of the INT 23-01 provisions and to permit the continued full admission of the Company’s total net negative IMR above the 10% Surplus Threshold.

As of December 31, 2024 and 2023, the Company’s adjusted capital and surplus as determined under INT 23-01 was $25.6 billion and $25.8 billion, respectively. As of December 31, 2024, the Company’s net negative IMR balance exceeded the 10% Surplus Threshold by $567 million and its net negative IMR balance of $3,122 million was fully admitted. The Company’s unamortized general account IMR balance represents 12% of its adjusted capital and surplus as of December 31, 2024. The Company allocated an amount equal to its admitted net negative IMR balance of $3,122 million to a special surplus fund as of December 31, 2024 as required by INT 23-10. The Company does not maintain separate account IMR.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The permitted practice is subject to certain conditions, which were and have been met by the Company. As of December 31, 2024 and 2023, if the Company had not used the above permitted practice, a risk-based capital regulatory event would not have been triggered. A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net Income, Wisconsin State Basis	$561	$711	$912

State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	-	-	-

Net Income, NAIC SAP	$561	$711	$912

	December 31,
	2024	2023
	(in millions)
Statutory Surplus, Wisconsin State Basis	$31,774	$30,310
State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	(567)	-

Statutory Surplus, NAIC SAP	$31,207	$30,310

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Cash and Short-term Investments

Cash and short-term investments include cash deposits, securities that have maturities of one year or less at purchase, money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Most variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life insurance policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice with regard to its net negative IMR balance.

INT 23-01 requires the following disclosures related to the admittance of net negative IMR. The following statements apply for the periods ending December 31, 2024 and 2023:

a. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

b. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plan and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

c. Any deviation to the above statements was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

d. Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

At December 31, 2024, the unamortized IMR balance included $1,977 million of capital gains offset by $2,752 million of capital losses related to derivatives carried at fair value upon termination.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $44 million and $30 million at December 31, 2024 and 2023, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $115 million and $96 million, respectively. Non-operating system software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $585 million and $552 million at December 31, 2024 and 2023, respectively. Depreciation expense for IT equipment and software totaled $220 million, $198 million and $179 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $86 million and $99 million at December 31, 2024 and 2023, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $18 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

The majority of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, stocks, and other investments denominated in foreign currencies. The Company also has outstanding funding agreements denominated in a foreign currency under the Funding Agreement Backed Note (FABN) program described in Note 5. Investments or funding agreements denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment or funding agreement is sold or matures, or if the related investment is determined to be other-than-temporarily impaired, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt or payment of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through February 17, 2025, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2024 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount to net investment income, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2024 and 2023, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2024	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,228	$2	$(138)	$4,092
States, territories, and possessions	938	3	(64)	877
Political subdivisions	293	2	(17)	278
Special revenue and assessments	20,142	41	(2,241)	17,942
All foreign governments	3,606	3	(255)	3,354
Hybrid securities	681	9	(6)	684
SVO-identified funds	280	-	-	280
Industrial and miscellaneous	171,376	815	(12,239)	159,952

Total bonds	$201,544	$875	$(14,960)	$187,459

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,189	$3	$(323)	$3,869
States, territories, and possessions	934	10	(51)	893
Political subdivisions	365	9	(17)	357
Special revenue and assessments	18,592	141	(1,910)	16,823
All foreign governments	2,670	38	(152)	2,556
Hybrid securities	482	5	(18)	469
SVO-identified funds	21	—	—	21
Industrial and miscellaneous	164,439	1,491	(11,447)	154,483

Total bonds	$191,692	$1,697	$(13,918)	$179,471

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

Statement value of bonds by NAIC designation category at December 31, 2024 and 2023 was as follows:

December 31, 2024	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,228	$-	$-	$-	$-	$-	$4,228

States, territories, and possessions	938	-	-	-	-	-	938

Political subdivisions	293	-	-	-	-	-	293

Special revenue and assessments	20,016	106	20	-	-	-	20,142

All foreign governments	1,407	2,166	33	-	-	-	3,606

Hybrid securities	-	495	171	15	-	-	681

SVO-identified funds	-	280	-	-	-	-	280

Industrial and miscellaneous	92,489	66,362	5,680	3,848	2,602	395	171,376

Total bonds	$119,371	$69,409	$5,904	$3,863	$2,602	$395	$201,544

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,189	$-	$-	$-	$-	$-	$4,189

States, territories, and possessions	934	-	-	-	-	-	934

Political subdivisions	365	-	-	-	-	-	365

Special revenue and assessments	18,467	102	23	-	-	-	18,592

All foreign governments	1,037	1,608	21	4	-	-	2,670

Hybrid securities	-	395	85	2	-	-	482

SVO-identified funds	-	21	-	-	-	-	21

Industrial and miscellaneous	86,864	64,416	5,411	4,427	3,047	274	164,439

Total bonds	$111,856	$66,542	$5,540	$4,433	$3,047	$274	$191,692

Based on statement value, 94% and 93% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the NAIC) as of December 31, 2024 and 2023, respectively.

Statement value and fair value of structured securities at December 31, 2024 and 2023, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2024	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,159	$14,450	$ -	$ -	$16,159	$14,450
Other prime	193	189	1	1	194	190
Other below-prime	2,160	2,094	26	25	2,186	2,119
Commercial mortgage-backed:
U.S. Government agencies	20	18	-	-	20	18
Conduit	5,272	5,048	26	20	5,298	5,068
Other asset-backed	20,520	20,226	340	325	20,860	20,551

Total structured securities	$44,324	$42,025	$ 393	$371	$44,717	$42,396

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
			(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,434	$12,995	$—	$—	$14,434	$12,995
Other prime	165	158	—	—	165	158
Other below-prime	1,674	1,587	2	1	1,676	1,588
Commercial mortgage-backed:
U.S. Government agencies	33	30	—	—	33	30
Conduit	5,497	5,120	57	44	5,554	5,164
Other asset-backed	18,252	17,858	59	60	18,311	17,918

Total structured securities	$40,055	$37,748	$118	$105	$40,173	$37,853

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2024 and 2023. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2024 and 2023.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2024 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$13,878	$13,844

Due after one year through five years	51,000	49,825

Due after five years through ten years	49,243	46,995

Due after ten years	94,264	83,636

Total	$208,385	$194,300

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $128 million and $129 million at December 31, 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$10,522	$3,203	$6,512	$10,899	$-	$31,136

Office	2,439	345	1,171	3,024	-	6,979

Retail	1,086	299	1,011	1,171	-	3,567

Warehouse/Industrial	3,679	1,271	787	4,222	111	10,070

Manufactured housing	297	325	2,082	1,735	186	4,625

Other	155	263	162	121	-	701

Total	$18,178	$5,706	$11,725	$21,172	$297	$57,078

December 31, 2023	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$9,032	$2,956	$6,183	$10,074	$-	$28,245

Office	2,769	357	1,353	3,058	-	7,537

Retail	1,467	301	1,176	1,451	-	4,395

Warehouse/Industrial	2,878	1,145	511	3,264	135	7,933

Manufactured housing	318	371	2,102	1,647	204	4,642

Other	196	195	88	130	-	609

Total	$16,660	$5,325	$11,413	$19,624	$339	$53,361

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.0 billion and $2.2 billion at December 31, 2024 and 2023, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2024 and 2023 is summarized below.

For mortgage loans originated or refinanced during:	2024	2023

Minimum interest rate	4.80%	3.78%

Maximum interest rate	8.13%	8.73%

Weighted-average LTV	55%	53%

Maximum LTV	66%	132%

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. For loans originated and refinanced during the years ending December 31, 2024 and 2023, the maximum LTV ratios were 66% and 132%, respectively. For 2023, the maximum LTV ratio of 132% was due to one loan with a statement value of less than $1 million. Excluding this loan, the highest LTV ratio during 2023 was 69% related to a loan with a statement value of $65 million. At December 31, 2024 and 2023, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 56% and 55%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2024 and 2023 was as follows:

December 31, 2024	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,322	$19,341	$3,209	$264	$31,136

Office	1,879	2,858	1,026	1,216	6,979

Retail	1,147	2,008	271	141	3,567

Warehouse/Industrial	3,823	6,084	163	-	10,070

Manufactured housing	2,446	2,159	20	-	4,625

Other	420	227	-	54	701

Total	$18,037	$32,677	$4,689	$1,675	$57,078

December 31, 2023	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,291	$17,003	$2,870	$81	$28,245

Office	2,616	3,278	1,056	587	7,537

Retail	826	3,043	381	145	4,395

Warehouse/Industrial	2,971	4,898	64	-	7,933

Manufactured housing	2,304	2,277	61	-	4,642

Other	443	102	-	64	609

Total	$17,451	$30,601	$4,432	$877	$53,361

The aggregate statement value of mortgage loans with LTV in excess of 100% was $1,028 million and $346 million at December 31, 2024 and December 31, 2023, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported realized capital losses of $12 million on one mortgage loan that was restructured and then refinanced at current market interest rates during the year ended December 31, 2024, and none in 2023. The Company had no mortgage loans at either of December 31, 2024 or December 31, 2023 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2024 or 2023. The Company had three mortgage loans in the process of foreclosure at December 31, 2024 and one at December 31, 2023. All remaining mortgage loans were current on principal payments and contractual interest as of December 31, 2024 and December 31, 2023. The Company recognized other-than-temporary impairment losses on mortgage loans of $43 million and $37 million for the years ended December 31, 2024 and 2023, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,727 million and $2,395 million included in the statutory statements of financial position at December 31, 2024 and 2023, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the NAIC are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the NAIC are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2024 and 2023, the statutory statements of financial position included $613 million and $457 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$136	$241	$560	$1,234

Office	207	696	47	-	950

Warehouse/Industrial	278	-	-	198	476

Other	16	20	95	-	131

Total	$798	$852	$383	$758	$2,791

December 31, 2023	East	Midwest	South	West	Total

	(in millions)

Apartment	$301	$165	$247	$724	$1,437

Office	207	563	49	-	819

Warehouse/Industrial	293	-	-	200	493

Other	16	13	99	-	128

Total	$817	$741	$395	$924	$2,877

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $696 million and $563 million at December 31, 2024 and 2023, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of other investments held directly or indirectly by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023

	(in millions)

Securities partnerships and LLCs	$12,488	$12,405

Bonds	4,135	2,282

Common and preferred stocks	4,127	3,706

Real estate JVs, partnerships and LLCs	3,757	3,683

Derivative instruments	1,849	1,302

COLI	1,345	1,230

Wholly owned real estate	1,146	1,099

Low income housing tax credit properties	763	727

Cash and short-term investments	679	1,142

Structured settlements	604	623

Other net assets (liabilities)	(28)	1,205

Total	$30,865	$29,404

At December 31, 2023, Other net assets (liabilities) above includes a $708 million receivable for the sale of limited partnership interests to an unaffiliated entity.

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 15 years and 13 years of unexpired credits at December 31, 2024 and 2023, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized for both 2024 and 2023 was $167 million. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2024 and 2023, the value of wholly-owned SCA investments were as follows:

	December 31, 2024			December 31, 2023

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)

NM Wealth Management Company	$268	$-	$268	$257	$-	$257

Total common stock SCAs [1]	268	-	268	257	-	257

NML Securities Holdings, LLC	15,938	-	15,938	14,574	-	14,574

NML Real Estate Holdings, LLC	1,243	-	1,243	1,225	-	1,225

QOZ Holding Company, LLC	478	18	460	473	-	473

NM Investment Services, LLC	223	-	223	203	-	203

NM GP Holdings, LLC	190	131	59	70	14	56

NM Pebble Valley, LLC	137	-	137	179	-	179

Wysh Holdings, LLC	33	5	28	43	3	40

Lake Emily Holdings, LLC	32	-	32	39	-	39

NM Investment Management Company, LLC	18	18	-	4	4	-

Mason Street Advisors, LLC	8	8	-	30	30	-

GRO-SUB, LLC	3	3	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NM-SAS, LLC	-	-	-	7	4	3

Total other investment SCAs [2]	18,304	184	18,120	16,852	60	16,792

Total investments in SCAs	$18,572	$184	$18,388	$17,109	$60	$17,049

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2024. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022

		(in millions)

Bonds	$9,024	$8,044	$6,566

Mortgage loans	2,327	2,123	1,899

Common and preferred stocks	225	196	183

Real estate	314	322	310

Other investments	2,040	2,532	2,351

Policy loans	1,327	1,224	1,143

Amortization of IMR	(278)	(61)	292

Gross investment income	14,979	14,380	12,744

Less: investment expenses	1,164	1,156	976

Net investment income	$13,815	$13,224	$11,768

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the years ended December 31, 2024, 2023 and 2022 bond investment income included $35 million, $12 million and $51 million of prepayment fees, respectively, generated as a result of 98, 43 and 175 securities, respectively, tendered or otherwise redeemed as a result of a callable feature. For the years ended December 31, 2024 and 2023, the Company had $539 million and $406 million, respectively, of aggregate cumulative paid-in-kind interest included in the current principal value of bonds and mortgage loans in the statement of financial position.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2024			December 31, 2023			December 31, 2022

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)

Bonds	$383	$(1,698)	$(1,315)	$202	$(2,868)	$(2,666)	$241	$(3,614)	$(3,373)
Mortgage loans	-	(58)	(58)	3	(41)	(38)	-	(28)	(28)
Common and preferred stocks	52	(37)	15	104	(21)	83	395	(112)	283
Real estate	150	(2)	148	58	-	58	23	(99)	(76)
Other investments	1,254	(1,273)	(19)	821	(1,073)	(252)	2,154	(2,403)	(249)

Subtotal	$1,839	$(3,068)	(1,229)	$1,188	$(4,003)	(2,815)	$2,813	$(6,256)	(3,443)

Less: IMR net gains (losses) before taxes			(1,192)			(2,921)			(3,902)
Less: Capital gains tax expense			59			142			171

Net realized capital gains (losses)			$(96)			$(36)			$288

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $26 billion, $26 billion, and $28 billion for the years ended December 31, 2024, 2023 and 2022, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022
		(in millions)

Bonds	$(16)	$(80)	$(107)

Common and preferred stocks	(33)	(10)	(17)

Mortgage loans	(43)	(37)	(25)

Real estate	-	-	(99)

Other investments	(83)	(32)	-

Total	$(175)	$(159)	$(248)

In addition to the realized capital losses above, $108 million, $99 million and $11 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2024, 2023 and 2022, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022
		(in millions)

Bonds	$(568)	$462	$(1,016)

Mortgage loans	(22)	6	(20)

Common and preferred stocks	282	221	(728)

Deposit funds	45	(24)	—

Other investments	1,095	(487)	81

Subtotal	832	178	(1,683)

Change in deferred taxes	(25)	(61)	134

Change in net unrealized capital gains and (losses)	$807	$117	$(1,549)

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 included the reversal of previously unrealized capital gains of $(1,177) million, $(1,920) million and $(1,461) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$39,899	$38,666	$(1,233)	$89,817	$77,300	$(12,517)

Structured securities	7,962	7,868	(94)	18,567	16,180	(2,387)

Common and preferred stocks	164	151	(13)	253	219	(34)

Total	$48,025	$46,685	$(1,340)	$108,637	$93,699	$(14,938)

	December 31, 2023

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,679	$5,499	$(180)	$111,062	$99,027	$(12,035)

Structured securities	1,643	1,630	(13)	26,805	24,302	(2,503)

Common and preferred stocks	65	58	(7)	317	278	(39)

Total	$7,387	$7,187	$(200)	$138,184	$123,607	$(14,577)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances. These declines in fair value were primarily attributable to the impact of higher market interest rates with no specific credit concerns. As of December 31, 2024, the Company does not intend to sell these securities and believes it has the ability to hold these securities until the anticipated recovery of the remaining amortized cost basis.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities for reporting purposes. At December 31, 2024 and 2023, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2024			2023

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	84	$1,864	$1,802	93	$2,224	$2,089
Preferred stock	5	51	51	4	35	35
Loan-backed and structured securities	3	49	46	1	—	—

Total	92	$1,964	$1,899	98	$2,259	$2,124

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2024 and 2023:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2024	$2,518	$2,483

June 30, 2024	$3,059	$2,946

September 30, 2024	$3,306	$3,254

December 31, 2024	$3,256	$3,208

March 31, 2023	$2,932	$2,917

June 30, 2023	$2,938	$2,895

September 30, 2023	$3,117	$2,797

December 31, 2023	$2,797	$2,492

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

During 2024 and 2023, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

		(in millions)
March 31, 2024	$2,568	$2,537	$2,483
June 30, 2024	$3,130	$3,130	$2,946
September 30, 2024	$3,379	$3,321	$3,254
December 31, 2024	$3,331	$3,271	$3,208
March 31, 2023	$2,997	$2,985	$2,917
June 30, 2023	$3,008	$2,958	$2,895
September 30, 2023	$3,150	$2,855	$2,797
December 31, 2023	$2,861	$2,545	$2,492

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2024 and 2023 was as follows:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)
30 days or less	$721	$721	$512	$512
31-60 days	352	352	282	282
61-90 days	352	352	76	76
91-120 days	146	146	80	80
121-180 days	397	397	147	147
181-365 days	202	202	278	274
1-2 years	450	451	679	676
2-3 years	581	578	350	351
Over 3 years	5	5	66	66

Total	$3,206	$3,204	$2,470	$2,464

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with the Federal Home Loan Bank of Chicago and other counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. All restricted assets in the below table are admitted assets in 2024 and 2023. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2024 and 2023, summarized by type of restriction, was as follows:

	December 31,
	2024	2023

	(in millions)
Loaned securities - repurchase agreements	$3,208	$2,492
Federal Home Loan Bank of Chicago pledged collateral	10,391	9,339
Derivative transactions	422	456
Federal Home Loan Bank of Chicago stock	158	135
Securities on deposit with states	3	3

Total restricted assets	$14,182	$12,425

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$3,208	$3,271	$2,492	$2,545
Derivative collateral	1,414	1,414	1,068	1,068
Mortgage loan escrow	135	135	117	117
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$4,761	$4,824	$3,682	$3,735

At December 31, 2024 and 2023, derivative collateral received was less than $1 million and $5 million, respectively, related to the separate accounts. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting, are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
	(in millions)
Bonds:
General Account	$320	$251
Separate Accounts	-	-

Total bond collateral	$320	$251

Cash:
General Account	$1,414	$1,063
Separate Accounts	-	5

Total cash collateral	$1,414	$1,068

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The fair value of collateral posted by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
Bonds posted for derivative support agreements:
General Account	$116	$73
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	89	178
Separate Accounts	14	15

Total bond collateral	$221	$268

Cash posted for derivative support agreements:
General Account	$187	$175
Separate Accounts	5	4
Cash posted for futures agreements:
General Account	-	-
Separate Accounts	9	9

Total cash collateral	$201	$188

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans and liabilities denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans or those owed on liabilities for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $506 million and $499 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $148 million and $171 million for the years ended December 31, 2024 and 2023, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 11 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

Bond forward replications are used to replicate a long-term bond investment through the use of cash market instruments combined with a U.S. Treasury bond forward. U.S. Treasury bond forwards obligate the Company to buy or sell from a counterparty a specified security at a specified price at a future date. Bond forward replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-	$-	$-

Interest rate swaps	2,151	-	-	1	(87)

Foreign exchange contracts:

Foreign currency swaps	16,717	1,310	(81)	1,628	(121)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	19	-	19	-

Interest rate floors	2,319	15	-	15	-

Interest rate swaps	11,245	118	(127)	118	(127)

Swaptions	4,778	379	-	379	-

Fixed income futures	11,966	-	-	-	-

Fixed income forwards	442	-	(1)	-	(1)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	76	8	(1)	8	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	4	-

Bond forwards:

Bond forwards	1,971	-	-	-	(212)

Total derivatives		$1,849	$(210)	$2,172	$(549)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$150	$-	$-	$-	$-

Interest rate swaps	1,932	-	-	-	(113)

Foreign exchange contracts:

Foreign currency swaps	15,064	846	(155)	1,276	(209)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	25	-	25	-

Interest rate floors	2,473	32	(2)	32	(2)

Interest rate swaps	7,933	113	(124)	113	(124)

Swaptions	4,548	273	-	273	-

Fixed income futures	11,577	-	-	-	-

Fixed income forwards	183	1	-	1	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	102	12	(2)	12	(2)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	10	(9)

Bond forwards:

Bond forwards	1,777	-	-	1	(92)

Total derivatives		$1,302	$(283)	$1,743	$(551)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended December 31, 2024
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	-	-	(68)

Foreign exchange contracts:

Foreign currency swaps	537	105	159

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	6

Interest rate floors	(12)	-	(4)

Interest rate swaps	2	-	(11)

Swaptions	101	-	(10)

Fixed income futures	(165)	(26)	-

Fixed income forwards	(1)	(3)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(2)	4	1

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	(1)

Bond forwards:

Bond forwards	-	(13)	-

Total derivatives	$457	$67	$72

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	3	-	(72)

Foreign exchange contracts:

Foreign currency swaps	(462)	48	155

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(24)	-	4

Interest rate floors	3	-	(4)

Interest rate swaps	(3)	-	(5)

Swaptions	34	-	(10)

Fixed income futures	268	(396)	-

Fixed income forwards	7	(15)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(4)	-	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	(10)	-

Total derivatives	$(178)	$(373)	$70

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	-	-

Total derivatives	$1,064	$(625)	$171

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2024, 2023 and 2022. Realized gains and losses derived from derivative transactions are reported in Other Investments in the investing activities section of the statutory statements of cash flows.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023

	(in millions)

Life insurance reserves	$232,689	$224,837

Disability and long-term care active life reserves	8,972	8,260

Disability and long-term care unpaid claims and claim reserves	6,169	5,944

Annuity reserves	16,389	14,919

Total policy benefit reserves	$264,219	$253,960

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Historically, policy and contract reserves were determined in accordance with standard valuation methods approved by the OCI and were computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves were based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2024, the Company had $2.4 trillion of total life insurance in force, including $11 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$14,697	$14,570	$14,544	$14,378	$14,562	$14,397
Universal life with secondary guarantees	13	13	11	12	40	38
Other permanent cash value life insurance	-	-	198,911	192,206	205,364	198,033
Variable life	-	-	-	-	1,176	1,069
Variable universal life	13	10	13	10	101	62
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,139	5,347
Accidental death benefits	-	-	-	-	8	9
Disability - active lives	-	-	-	-	1,305	1,182
Disability - disabled lives	-	-	-	-	1,709	1,638
Miscellaneous reserves	-	-	-	-	3,121	3,087

Total gross life reserves [1]	14,723	14,593	213,479	206,606	232,525	224,862
Reinsurance ceded	-	-	-	-	1,112	1,150

Total net life insurance	$14,723	$14,593	$213,479	$206,606	$231,413	$223,712

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$10,834	$9,712	$9,701	$8,688
Variable universal life	3,306	2,253	3,083	2,338	2,995	2,285

Total gross life reserves	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the tables above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$228,298	$220,774
Accidental death benefits	8	9
Disability - active lives	1,305	1,182
Disability - disabled lives	1,706	1,636
Miscellaneous reserves	96	111

Subtotal net life insurance	231,413	223,712

From Separate Accounts Annual Statement:
Life insurance	12,696	10,973

Combined Total	$244,109	$234,685

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2024 and 2023 were $15.8 billion and $13.1 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract (or if a supplementary contract was not previously elected for the beneficiary by the policy owner), the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $255 million and $262 million at December 31, 2024 and 2023, respectively. Accounts were credited with interest at annual rates ranging from 4.00% to 5.18% and 3.66% to 5.20% during 2024 and 2023, respectively. The crediting interest rates changed 41 times and 46 times during 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested in assets which generally have higher yields than the interest charges on the corresponding funding agreements. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2024 and 2023, the Company held $158 million and $135 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2024	$10,391	$9,287
December 31, 2023	9,339	8,352

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2024	$10,409	$9,362	$3,311
December 31, 2023	9,468	8,149	2,834

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2024	2023
	(in millions)	(in millions)

Borrowed	$3,556	$3,011

Deposit fund reserves	$3,563	$3,019

Max borrowed during the year	$3,574	$3,436

Borrowing capacity as determined by insurer	$16,000	$16,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $20 billion global FABN program. As part of this program, a special purpose entity issues notes (Notes) with a term of three to ten years to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2024 and 2023, the Company had issued and outstanding funding agreements of $8.3 billion and $6.2 billion, respectively.

The Company has established a funding agreement-backed commercial paper program (the “FACP Program”). Under the FACP Program, a special purpose entity, Northwestern Mutual ShortTerm Funding, LLC (“NMSTF”), may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to NMSTF. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FACP Program is $8.0 billion. The Company had outstanding FACP Program funding agreements of $251 million as of December 31, 2024 and none outstanding as of December 31, 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$216	$195	$-	$-	$216	$195
- at book value less surrender charge of 5% or more	79	81	-	-	79	81
- at fair value	-	-	21,935	21,204	21,935	21,204

Total with market value adjustment or at fair value	295	276	21,935	21,204	22,230	21,480
- at book value without adjustment	1,295	1,457	-	-	1,295	1,457
Not subject to discretionary withdrawal	12,600	11,024	281	268	12,881	11,292

Total gross individual annuities	14,190	12,757	22,216	21,472	36,406	34,229
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$14,190	$12,757	$22,216	$21,472	$36,406	$34,229

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$11	$14	$11	$14

Total with market value adjustment or at fair value	-	-	11	14	11	14
Not subject to discretionary withdrawal	2,199	2,162	5,385	5,472	7,584	7,634

Total gross group annuities	2,199	2,162	5,396	5,486	7,595	7,648
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,199	$2,162	$5,396	$5,486	$7,595	$7,648

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$419	$314	$-	$-	$419	$314
- at fair value	-	-	32	30	32	30

Total with market value adjustment or at fair value	419	314	32	30	451	344
- at book value without adjustment	2,829	3,153	-	-	2,829	3,153
Not subject to discretionary withdrawal	12,550	9,605	-	-	12,550	9,605

Total gross deposit-type contracts	15,798	13,072	32	30	15,830	13,102
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$15,798	$13,072	$32	$30	$15,830	$13,102

Total annuity reserves and deposit funds	$32,187	$27,991	$27,644	$26,988	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $3 million of those reserves will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2025.

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$14,412	$13,078
Supplementary contracts with life contingencies	1,977	1,841
Deposit-type contracts	15,798	13,072

Subtotal net annuity reserves	32,187	27,991
From Separate Accounts Annual Statement:
Annuities	27,331	26,690
Supplementary contracts	281	268
Other contract deposit funds	32	30

Subtotal net annuity reserves	27,644	26,988

Combined Total	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2024 and 2023 were as follows:

	For the years ended

	December 31,
	2024	2023

	(in millions)

Balance at January 1	$5,944	$5,528

Incurred related to:
Current year	1,156	1,155
Prior years	(50)	98

Total incurred	1,106	1,253

Paid related to:
Current year	(54)	(50)
Prior years	(827)	(787)

Total paid	(881)	(837)

Balance at December 31	$6,169	$5,944

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2024 and 2023, reserves required as a result of AAT were as follows:

	December 31,
	2024	2023

	(in millions)

Annuities and deposit funds	$50	$50
Life insurance	-	-

Total reserves	$50	$50

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,819 million and $1,565 million at December 31, 2024 and 2023, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$346	$214	$366	$232
Ordinary renewal	3,536	2,856	3,431	2,778

Total deferred and uncollected premiums	$3,882	$3,070	$3,797	$3,010

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

7.	Separate Accounts

Separate account liabilities at December 31, 2024 and 2023 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)

Separate account reserves	$12,696	$10,973	$27,644	$26,988	$40,340	$37,961
Non-policy liabilities					332	255

Total separate account liabilities					$40,672	$38,216

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $8 million attributable to GMDB at both December 31, 2024 and 2023.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.5 billion for the years ended December 31, 2024 and 2023, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2024	2023	2022

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,657	$1,557	$1,670

Transfers from separate accounts	(3,156)	(2,564)	(2,160)

Net transfers from separate accounts	$(1,499)	$(1,007)	$(490)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2024 and 2023 and does not expect to make a contribution to the plans during 2025.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,364	$4,996	$70	$76

Changes in plan assets:

Actual return on plan assets	128	560	2	5

Actual plan benefits paid	(205)	(192)	(13)	(11)

Fair value of plan assets at December 31	$5,287	$5,364	$59	$70

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2024 and 2023 were as follows:

	Target Allocation		Actual Allocation

	2024	2023	2024	2023

Bonds	73%	73%	72%	73%

Equity investments	26%	26%	27%	26%

Other investments	1%	1%	1%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2024 and 2023, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Projected benefit obligation at January 1	$5,673	$5,247	$457	$457

Changes in benefit obligation:

Service cost of benefits earned	205	192	5	5

Interest cost on projected obligations	267	255	20	21

Projected gross plan benefits paid	(223)	(214)	(25)	(27)

Experience (gains)/losses	(491)	193	(39)	1

Projected benefit obligation at December 31	$5,431	$5,673	$418	$457

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.2 billion and $5.4 billion for the years ended December 31, 2024 and 2023, respectively. Experience (gains)/losses for each of the years ended December 31, 2024 and 2023 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2024 and 2023 and the net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023
Projected benefit obligation:

Weighted average discount rate	5.49%	4.80%	5.47%	4.79%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	5.46%	4.78%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2024	2023	2022	2024	2023	2022
Net periodic benefit cost:
Weighted average discount rate	4.80%	5.00%	2.77%	4.79%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.00%	5.25%	6.25%	6.00%	5.25%
Cash balance plan interest crediting rate	4.78%	4.99%	3.00%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2024	2023

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2025	2024

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2024 and 2023.

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Fair value of plan assets	$5,287	$5,364	$59	$69

Projected benefit obligation	5,431	5,673	418	457

Funded status	(144)	(309)	(359)	(388)

Nonadmitted asset	(953)	(853)	-	-

Financial statement liability	$(1,097)	$(1,162)	$(359)	$(388)

The PBO for defined benefit plans above included $1,097 million and $1,162 million related to unfunded non-qualified plans at December 31, 2024 and 2023, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 122% and 119% of the projected benefit obligations of these plans at December 31, 2024 and 2023, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other changes in surplus in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2024 and 2023:

	For the year ended December 31, 2024

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(777)	$65	$211	$12	$148

Amortization from surplus into net periodic benefit cost	29	(25)	(6)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	259	-	-	29	-

Balance at December 31	$(489)	$40	$205	$40	$136

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(863)	$90	$241	$20	$160

Amortization from surplus into net periodic benefit cost	36	(25)	(30)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	50	-	-	(7)	-

Balance at December 31	$(777)	$65	$211	$12	$148

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2024	2023	2022	2024	2023	2022

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$205	$192	$240	$5	$5	$8

Interest cost on projected obligations	267	255	173	20	21	13

Amortization of experience losses	29	36	34	(1)	(1)	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(12)

Amortization of initial net asset	(6)	(31)	(16)	-	-	-

Expected return on plan assets	(329)	(294)	(337)	(4)	(5)	(5)

Net periodic benefit cost (credit)	$141	$133	$69	$8	$8	$8

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2025 through 2034 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2025	$228	$26

2026	285	26

2027	294	26

2028	302	26

2029	312	25

2030-2034	1,699	129

Total	$3,120	$258

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2024, 2023 and 2022, the Company expensed total contributions to these plans of $40 million, $39 million and $37 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2024, 2023 and 2022, the Company awarded additional cash balance credits.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60 - 80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2024 and 2023, the net amount due from NLTC under this agreement was $53 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.6 billion at both December 31, 2024 and 2023. The Company does not have any reinsurance contracts that are subject to Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Direct premium revenue	$23,532	$22,213	$22,500

Premiums assumed	905	866	840

Premiums ceded	(1,119)	(1,076)	(1,052)

Premium revenue	$23,318	$22,003	$22,288

Direct benefit expense	$24,738	$23,564	$23,494

Benefits assumed	1,116	1,017	771

Benefits ceded	(805)	(797)	(824)

Total benefits	$25,049	$23,784	$23,441

In addition, the Company received $111 million, $115 million and $120 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2024, 2023 and 2022, the Company incurred $121 million, $113 million and $116 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2024 and 2023 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	Mason Street Advisors, LLC
NML Real Estate Holdings, LLC & subsidiaries	NM GP Holdings, LLC & subsidiaries
NML Securities Holdings, LLC & subsidiaries	NM Pebble Valley, LLC
Northwestern Mutual MU TLD Registry, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Wealth Management Company	QOZ Holding Co, LLC & subsidiaries
NM Investment Holdings, LLC	NM Career Distrib. Holdings, LLC & subsidiaries
GRO-SUB, LLC	NM SAS, LLC & subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM VI Holdings, LLC & subsidiaries
Northwestern Long Term Care Ins. Co	Wysh Holdings, LLC & subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Lake Emily Holdings, LLC & subsidiaries
NMU Holdings, LLC & subsidiaries

The Company collects from or refunds to these entities their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these entities determine their share of consolidated tax payments or refunds as if each entity filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the statutory statements of operations for the years ended December 31, 2024, 2023 and 2022 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)
Tax payable on ordinary income	$290	$220	$154
Low income housing tax credits	(167)	(167)	(161)
Other tax credits	(221)	(48)	(133)
Change in contingent tax liabilities	—	—	(20)

Total current tax expense (benefit)	$(98)	$5	$(160)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads, are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(250) million, $(613) million and $(819) million was included in net IMR deferrals for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense of $59 million, $142 million and $171 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2024, 2023 and 2022 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Provision computed at statutory rate	$(141)	$(433)	$(626)

Adjustments to the statutory rate:

Subsidiary distributions	(216)	(376)	(282)

Tax credits	(241)	(247)	(296)

Amortization of IMR	58	13	(61)

Dividends received deduction	(50)	(41)	(44)

Employee benefits	9	5	(15)

Deferred adjustments	85	(94)	86

Other	12	98	(27)

Total statutory income tax (benefit)	$(484)	$(1,075)	$(1,265)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(98)	$5	$(160)

Capital gains tax (benefit), net of IMR transfers	(191)	(472)	(648)

Change in net deferred tax assets	(195)	(608)	(457)

	$(484)	$(1,075)	$(1,265)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made (received) net income tax payments (refunds), including subsidiaries, of $(391) million, $0 million and $135 million to (from) the IRS during the years ended December 31, 2024, 2023 and 2022, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2024, 2023 and 2022 that are available for recoupment are $1 million, $0 million and $1 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date. The Company had no deposits admitted under Section 6603 of the Code.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2024 and 2023 contingent liabilities were as follows:

For the years ended December 31,
	2024	2023

(in millions)
Balance at January 1	$-	$-
(Reductions) additions for tax positions of prior years	-	-

Balance at December 31	$-	$-

There were no uncertain tax positions or interest-related expense included in contingent tax liabilities at December 31, 2024 and 2023.

The Inflation Reduction Act created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023. The company is an applicable reporting entity and the accompanying statutory financial statements include an estimated impact of the CAMT of zero for years ended December 31, 2024 and 2023.

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,468	$1,362	$106
Investments	785	651	134
Policy benefit liabilities	2,107	1,968	139
Benefit plan obligations	531	545	(14)
Capitalized R&D	180	265	(85)
Fixed assets	20	21	(1)
Other	132	149	(17)

Gross deferred tax assets	5,223	4,961	262

Nonadmitted deferred tax assets	-	333	(333)

Gross admitted deferred tax assets	5,223	4,628	595

Deferred tax liabilities:
Investments	1,618	1,480	138
Other	729	776	(47)

Gross deferred tax liabilities	2,347	2,256	91

Net deferred tax assets	$2,876	$2,372	$504

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2024 and 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Significant components of the calculation of net admitted deferred tax assets at December 31, 2024 and 2023 were as follows (in millions):

	December 31, 2024			December 31, 2023				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,438	$785	$5,223	$4,310	$651	$4,961	$128	$134	$262
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,438	785	5,223	4,310	651	4,961	128	134	262
Deferred tax assets nonadmitted	-	-	-	333	-	333	(333)	-	(333)

Subtotal net admitted deferred tax asset	4,438	785	5,223	3,977	651	4,628	461	134	595
Deferred tax liabilities	729	1,618	2,347	776	1,480	2,256	(47)	138	91

Net admitted deferred tax asset/ (liability)	$3,709	$(833)	$2,876	$3,201	$(829)	$2,372	$508	$(4)	$504

	December 31, 2024			December 31, 2023			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$121	$121	$-	$(121)	$(121)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,582	312	2,894	2,078	173	2,251	$504	$139	$643
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,856	473	2,329	1,900	356	2,256	$(44)	$117	$73

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,438	$785	$5,223	$3,978	$650	$4,628	$460	$135	$595

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,894			$2,251			$643

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,328			$4,186			$142

Ratio percentage used to determine recovery period and threshold limitation amount			1058%			1031%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$28,855			$27,908

Refinement of reversal patterns resulted in additional deferred tax assets (DTAs) to be admitted for the year ended December 31, 2024. The impact was not material to net admitted DTAs.

All gross deferred tax liabilities have been recognized at December 31, 2024 and 2023. The Company did not employ tax planning strategies in its valuation allowance assessment at December 31, 2024 and 2023. The Company employed tax planning strategies that rely on the use of reinsurance in its determination of the net admitted ordinary DTAs at December 31, 2024. The Company did not employ tax planning strategies in its determination of any net admitted DTAs at December 31, 2023. At December 31, 2024 and 2023, the percentage of ordinary character net DTAs admitted as a result of tax planning strategies was 4% and 0%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $8.7 billion and $7.9 billion at December 31, 2024 and 2023, respectively, and were extended at market interest rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2024.

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives and financial representative programs (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 14 years at December 31, 2024.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2024 and 2023, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2024			December 31, 2023

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation	$93		$9	$119		$1

Guarantees of real estate obligations	552		6	497		5

Guarantees issued on behalf of wholly-owned subsidiaries	47		-	62		-

Guarantees on behalf of field loan support program	100		-	74		-

Total guarantees	$792		$15	$752		$6

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed $15 million of capital to NLTC in each of the years ended December 31, 2024 and 2023. The Company has contributed a total of $260 million to NLTC through December 31, 2024. The Company reported a payable to NLTC of $73 million and $62 million at December 31, 2024 and 2023, respectively, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and outstanding at December 31, 2024:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
			(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,379	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	323	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,171	49	246	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	117	3.450%	3/30/2051

	Total	$4,671	$4,491	$200	$2,065

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. The Company is not aware of any single investor that holds 10% or more of the 2010, 2017, 2019, or 2021 notes, with the exception of Nippon Life Insurance Company of Japan, which held $250 million in principal amount of the 2010 notes at December 31, 2024.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2024 and 2023 were as follows:

	December 31, 2024

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$201,544	$187,459	$4,021	$161,712	$21,726	$-
Mortgage loans	57,078	52,939	-	-	52,939	-
Common and preferred stocks	2,789	2,797	1,761	531	505	-
Policy loans	20,039	20,039	-	-	20,039	-
Other investments	2,303	2,591	-	2,373	218	-
Cash and short-term investments	8,052	8,052	1,211	6,841	-	-

Separate account assets	40,672	40,672	36,774	2,584	776	538

General account liabilities:
Investment-type insurance reserves	$17,218	$16,840	$-	$-	$16,840	$-
Liabilities for repurchase agreements	3,208	3,208	-	3,208	-	-
Derivative liabilities	210	549	-	549	-	-

Separate account liabilities	40,672	40,672	36,774	2,584	776	538

	December 31, 2023

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$191,692	$179,471	$3,785	$155,552	$20,134	$-
Mortgage loans	53,361	49,097	-	-	49,097	-
Common and preferred stocks	2,337	2,340	1,473	392	475	-
Policy loans	19,003	19,003	-	-	19,003	-
Other investments	1,657	2,076	-	1,936	140	-

Cash and short-term investments	8,826	8,826	1,562	7,264	-	-

Separate account assets	38,216	38,216	34,183	2,705	777	551
General account liabilities:
Investment-type insurance reserves	$14,605	$13,797	$-	$-	$13,797	$-
Liabilities for repurchase agreements	2,492	2,492	-	2,492	-	-
Derivative liabilities	283	551	-	551	-	-

Separate account liabilities	38,216	38,216	34,183	2,705	777	551

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Investments

Other investments primarily consist of derivative assets (as described above), the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies, funding agreements and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2024 and 2023.

	December 31, 2024

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds	$280	$1	$294	$-	$575
Common and preferred stocks	1,761	1	479	-	2,241
Money market mutual funds	1,162	-	-	-	1,162
Other investments	-	539	206	-	745
Derivative liabilities	-	129	-	-	129

Total general account	$3,203	$670	$979	$-	$4,852

Separate accounts:
Mutual fund investments	$35,244	$-	$-	$-	$35,244
Other benefit plan assets/liabilities	46	29	6	3	84
Pension and postretirement assets:
Bonds	566	2,458	112	-	3,136
Common and preferred stock	834	1	74	535	1,444
Cash and short-term securities	34	88	-	-	122
Other assets/liabilities	50	8	584	-	642

Subtotal pension and postretirement assets	1,484	2,555	770	535	5,344

Total separate accounts	$36,774	$2,584	$776	$538	$40,672

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$21	$-	$219	$-	$240
Common and preferred stocks	1,472	1	475	-	1,948
Money market mutual funds	1,391	-	-	-	1,391
Other investments	-	456	120	-	576
Derivative liabilities	-	128	-	-	128

Total general account	$2,884	$585	$814	$-	$4,283

Separate accounts:
Mutual fund investments	$32,726	$-	$-	$-	$32,726
Other benefit plan assets/liabilities	23	24	6	3	56
Pension and postretirement assets:
Bonds	501	2,626	133	-	3,260
Common and preferred stock	810	-	63	548	1,421
Cash and short-term securities	33	46	-	-	79
Other assets/liabilities	90	9	575	-	674

Subtotal pension and postretirement assets	1,434	2,681	771	548	5,434

Total separate accounts	$34,183	$2,705	$777	$551	$38,216

During 2024 and 2023, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2024 and 2023.

For the year ended December 31, 2024	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$475	$219	$120	$777

Realized gains/(losses)	(28)	(8)	-	40

Unrealized gains/(losses)	10	14	(18)	6

Purchases	104	14	120	86

Sales	(82)	(16)	(16)	(136)

Net discount/premium	-	-	-	1

Transfers into Level 3	-	136	-	3

Transfers out of Level 3	-	(65)	-	(1)

Fair value, end of period	$479	$294	$206	$776

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the year ended December 31, 2023	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$533	$55	$38	$759

Realized gains/(losses)	32	(33)	-	37

Unrealized gains/(losses)	(60)	(27)	(8)	34

Issuances	-	-	-	-

Purchases	68	21	90	66

Sales	(100)	(2)	-	(119)

Settlements	-	-	-	-

Net discount/premium	2	(2)	-	1

Transfers into Level 3	-	207	-	-

Transfers out of Level 3	-	-	-	(1)

Fair value, end of period	$475	$219	$120	$777

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”) as of December 31, 2024 and for the year then ended and our report thereon is presented in this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental selected statutory financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Office of the Commissioner of Insurance of Wisconsin subjected to audit procedures by independent auditors.

(in millions)
Investment Income Earned:

U.S. Government bonds	$137

Other bonds (unaffiliated)	8,887

Bonds of affiliates	—

Preferred stocks (unaffiliated)	27

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	49

Common stocks of affiliates	150

Mortgage loans	2,327

Real estate	314

Premium notes, policy loans and liens	1,327

Cash on hand and on deposit	2

Short-term investments	447

Other investments	1,506

Derivative instruments	72

Aggregate write-ins for investment income	13

Gross investment income	$15,257

Real Estate Owned - Book Value less Encumbrances	$2,791

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	1

Commercial mortgages	57,077

Total mortgage loans	$57,078

Mortgage Loans by Standing - Book Value:

Good standing	$56,999

Good standing with restructured terms	—

Interest overdue more than 90 days, not in foreclosure	—

Foreclosure in process	79

Other Long Term Assets - Statement Value	$28,738

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$551

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Bonds and Short-Term Investments by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:

Due within one year or less	$21,360

Over 1 year through 5 years	68,893

Over 5 years through 10 years	52,753

Over 10 years through 20 years	27,641

Over 20 years	37,459

No Maturity Date	280

Total by Maturity	$208,385

Bonds by NAIC Designation - Statement Value:

NAIC 1	$123,351

NAIC 2	72,271

NAIC 3	5,903

NAIC 4	3,863

NAIC 5	2,602

NAIC 6	395

Total by NAIC Designation	$208,385

Total Bonds Publicly Traded	$116,671

Total Bonds Privately Placed	$91,714

Preferred stocks - Statement Value	$613

Common stocks - Market Value	$2,727

Short Term Investments - Book Value	$2,638

Options, Caps & Floors Owned - Statement Value	$412

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$1,227

Futures Contracts Open - Current Value	$—

Cash on deposit	$49

Life Insurance In Force:

Industrial	$—

Ordinary	$2,387,409

Credit life	$—

Group life	$8,255

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Amount of Accidental Death Insurance in

Force Under Ordinary Policies	$4,207

Life Insurance Policies with Disability Provisions In Force

Industrial	$—

Ordinary	$1,394,376

Credit life	$—

Group life	$7,193

Supplementary Contracts In Force:

Ordinary - Not Involving Life Contingencies:

Amount on deposit	$2,292

Income payable	$82

Ordinary - Involving Life Contingencies

Income payable	$172

Group - Not Involving Life Contingencies

Amount of deposit	$—

Income payable	$—

Group Involving Life Contingencies

Income payable	$—

Annuities - Ordinary:

Immediate - amount of income payable	$675

Deferred - fully paid account balance	$661

Deferred - not fully paid - account balance	$22,821

Annuities - Group:

Amount of income payable	$—

Fully paid account balance	$962

Not fully paid - account balance	$6,633

Accident and Health Insurance - Premiums In Force:

Group	$124

Other	$1,496

Credit	$—

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$12,694

Dividend accumulations - account balance	$52

Claim Payments - 2024:

Group Accident and Health

Year Ended December 31, 2024:
2024	$4

2023	$5

2022	$3

2021	$2

2020	$1

Prior	$11

Other Accident and Health:
2024	$49

2023	$136

2022	$102

2021	$83

2020	$60

Prior	$425

Other coverages that use developmental methods to calculate

Claims Reserves:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

Prior	$—

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

Answer the following interrogatories by stating the applicable U.S. Dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity’s aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity’s total admitted assets as reported on Page 2 of this Annual Statement.	$337,652

2.

State by investment category the 10 largest exposures to a single issuer/borrow/investment, excluding U.S. Government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as, exempt, property occupied by the company and policy loans.

	1	2	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total
			(in millions)	Admitted Assets
2.01	Exelon Corp	Bonds, Stocks, TCI	$1,056	0.3%
2.02	Southern Co	Bonds, Stocks, TCI	$1,035	0.3%
2.03	Unitedhealth Group Inc	Bonds, Stocks, TCI	$1,010	0.3%
2.04	Duke Energy Corp	Bonds, Stocks	$990	0.3%
2.05	Bank Of America Corp	Bonds, Stocks	$974	0.3%
2.06	Berkshire Hathaway—Utility	Bonds	$929	0.3%
2.07	Sempra Energy	Bonds, Stocks	$894	0.3%
2.08	Enbridge Inc	Bonds	$891	0.3%
2.09	Dte Energy Co	Bonds, Stocks, TCI	$843	0.3%
2.10	Elevance Health Inc	Bonds, Stocks	$763	0.2%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designations.

Bonds	1	2	Preferred Stocks	3	4
	(in millions)			(in millions)
NAIC-1	$123,351	36.5%	NAIC-1	$363	0.1%
NAIC-2	$72,271	21.4%	NAIC-2	$186	0.1%
NAIC-3	$5,903	1.7%	NAIC-3	$0	—%
NAIC-4	$3,863	1.1%	NAIC-4	$0	—%
NAIC-5	$2,602	0.8%	NAIC-5	$51	—%

NAIC-6	$395	0.1%	NAIC-6	$13	—%

4.

State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 – Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets Yes ( ) No (X)
		1	2
		(in millions)
4.02	Total admitted assets held in foreign investments	$33,626	10.0%
4.03	Foreign-currency denominated investments of	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

If response to 4.01 above is yes, detail is not required for interrogatories 5 – 10.

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2

		(in millions)

5.01	NAIC-1	$29,797	8.8%

5.02	NAIC-2	$3,580	1.1%

5.03	NAIC-3 or below	$249	0.1%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)

6.01	UNITED KINGDOM	$12,088	3.6%

6.02	AUSTRALIA	$5,823	1.7%

	Countries designated NAIC-2

6.03	MEXICO	$850	0.3%

6.04	INDONESIA	$563	0.2%

	Countries designated NAIC – 3 or below:

6.05	SOUTH AFRICA	$149	0.0%

6.06	LIBERIA	$30	0.0%

	1	2
	(in millions)

7. Aggregate unhedged foreign currency exposure:	$162	0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
		(in millions)

8.01	Countries designated NAIC-1	$162	0.0%

8.02	Countries designated NAIC-2	$—	0.0%

8.03	Countries designated NAIC-3 or below	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)
9.01	UNITED KINGDOM	$84	0.0%
9.02	IRELAND	$63	0.0%

	Countries designated NAIC-2
9.03		$—	0.0%
9.04		$—	0.0%

	Countries designated NAIC – 3 or below:
9.05		$—	0.0%
9.06		$—	0.0%

10.	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4

				Percentage of Total

	Issuer	NAIC	Amount	Admitted Assets
		Designation
			(in millions)

10.01	BROOKFIELD INFRASTRUCTURE PART	2	$674	0.2%

10.02	HEATHROW FUNDING LTD	2	$527	0.2%

10.03	CHANEL LTD	1	$481	0.2%

10.04	HSBC HOLDINGS PLC	2	$471	0.2%

10.05	PFIZER INC	1	$464	0.1%

10.06	SCOTTISH MORTGAGE INVESTMENT	1	$447	0.1%

10.07	QUADGAS HOLDINGS TOPCO LIMITED	2	$444	0.1%

10.08	BANCO SANTANDER SA	2	$436	0.1%

10.09	UNIVERSITY OF EDINBURGH	1	$394	0.1%

10.10	SUMITOMO MITSUI FINANCIAL GR	2	$394	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 11?                              Yes (X) No ( )

(in millions)

$—	0.0%

$—	0.0%

$—	0.0%

$—	0.0%

12.

Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 12?                    Yes (X) No ( )

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

	1	2	3
(in millions)

12.02	Aggregate statement value of investments with contractual sales restrictions Largest 3 investments with contractual sales restrictions	$—	0.0%

	12.03	$—	0.0%

	12.04	$—	0.0%

	12.05	$—	0.0%

13.

Amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

13.01 Assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 13?                                       Yes ()  No (X)

1	3	4
Issuer	Amount	Percentage of Total Admitted Assets
	(in millions)
13.02 NML SECURITIES HOLDINGS LLC	$15,939	4.7%
13.03 NML REAL ESTATE HOLDINGS LLC	$1,243	0.4%
13.04 NMC PRIV EQUITY PARTNERS LP	$644	0.2%
13.05 ARES PATHFINDER CORE FUND LP	$520	0.2%
13.06 QOZ HOLDING COMPANY, LLC	$478	0.1%
13.07 NORTHWESTERN LONG TERM CARE	$283	0.1%
13.08 NORTHWOODS CONSOLIDATED	$278	0.1%
13.09 NM WEALTH MANAGEMENT CO	$268	0.1%
13.10 NMIS LLC	$223	0.1%
13.11 OAKTREE OPPORTUNITIES FUND XI	$220	0.1%

14.

Amounts and percentages of the reporting entity’s total admitted held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

14.01 Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 14?                         Yes (X)  No ( )

1	2	3
(in millions)
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.0%
Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$—	0.0%
14.04	$—	0.0%
14.05	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests (included in other equity securities).

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 15                               Yes (X)  No ( )

1	2	3
(in millions)

15.02 Aggregate statement value of investments held in general partnership interests	$—	0.0%

Largest 3 investments in general partnership interests:

15.03	$—	0.0%

15.04	$—	0.0%

15.05	$—	0.0%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans (reported in Schedule B).

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 16?                                Yes ( )  No (X)

Largest 10 aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

1		2	3

Type (Residential, Commercial, Agricultural)		Amount	Percentage of Total Admitted Assets
		(in millions)
16.02	Commercial	$438	0.1%
16.03	Commercial	$309	0.1%
16.04	Commercial	$300	0.1%
16.05	Commercial	$295	0.1%
16.06	Commercial	$286	0.1%
16.07	Commercial	$265	0.1%
16.08	Commercial	$259	0.1%
16.09	Commercial	$259	0.1%
16.10	Commercial	$250	0.1%
16.11	Commercial	$250	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		1	2
		(in millions)
16.12	Construction Loans	$2,933	0.9%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$79	0.0%
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

17.	Aggregate mortgage loans having the following loan-to-value ratios are determined from the most current appraisal as of the Annual Statement date:

Loan-to-Value	Residential		Commercial		Agricultural

	1	2	3	4	5	6

	(in millions)		(in millions)		(in millions)

17.01 above 95%	$1	0.0%	$1,163	0.3%	$—	—%

17.02 91 to 95%	$—	—%	$511	0.2%	$—	—%

17.03 81 to 90%	$—	—%	$1,234	0.4%	$—	—%

17.04 71 to 80%	$—	—%	$3,422	1.0%	$—	—%

17.05 below 71%	$—	—%	$50,747	15.0%	$—	—%

18.

Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate (reported in Schedule A, excluding property occupied by the company).

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 18?                               Yes (X)  No ( )

Largest five investments in any one parcel or group of contiguous parcels of real estate:

1	2	3
(in millions)

	$—	—%

	$—	—%

	$—	—%

	$—	—%

	$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 19?                      Yes (X)  No ( )

1	2	3

(in millions)
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$—	—%

Largest three investments held in mezzanine real estate loans:

19.03	$—	—%
19.04	$—	—%
19.05	$—	—%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter (Unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
20.01 Securities lending (do not include asset held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02 Repurchase agreements	$3,208	1.0%	$2,483	$2,946	$3,254
20.03 Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04 Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05 Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	1		2	3	4
	(in millions)			(in millions)
21.01 Hedging	$—		—%	$—	—%
21.02 Income generation	$—		—%	$—	—%
21.03 Other	$—		—%	$—	—%

22.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
22.01 Hedging	$348	0.1%	$317	$346	$349
22.02 Income generation	$—	—%	$—	$—	$—
22.03 Replications	$21	0.0%	$21	$19	$20
22.04 Other	$—	—%	$—	$—	$—

23.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
23.01 Hedging	$152	0.0%	$265	$218	$161
23.02 Income generation	$—	—%	$—	$—	$—
23.03 Replications	$—	—%	$—	$—	$—
23.04 Other	$—	—%	$—	$—	$—

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2024

(in millions)

Investment Categories	Gross Investment Holdings: Amount	Gross Investment Holdings: Percentage of Column 1 Line 13	Admitted Assets as Reported in the Annual Statement: Amount	Admitted Assets as Reported in the Annual Statement: Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement: Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement: Percentage of Column 5 Line 13

Long-Term Bonds (Schedule D, Part 1): U.S. governments	$4,228	1.31%	$4,228	$—	$4,228	1.31%

Long-Term Bonds (Schedule D, Part 1): All other governments	3,606	1.11%	3,606	—	3,606	1.11%

Long-Term Bonds (Schedule D, Part 1): U.S. states, territories and possessions, etc. guaranteed	938	0.29%	938	—	938	0.29%

Long-Term Bonds (Schedule D, Part 1): U.S. political subdivisions of states, territories, and possessions, guaranteed	293	0.09%	293	—	293	0.09%

Long-Term Bonds (Schedule D, Part 1): U.S. special revenue and special assessment obligations, etc. non-guaranteed	20,142	6.22%	20,142	—	20,142	6.22%

Long-Term Bonds (Schedule D, Part 1): Industrial and miscellaneous	166,339	51.35%	166,339	—	166,339	51.39%

Long-Term Bonds (Schedule D, Part 1): Hybrid securities	681	0.21%	681	—	681	0.21%

Long-Term Bonds (Schedule D, Part 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Long-Term Bonds (Schedule D, Part 1): SVO identified funds	280	0.09%	280	—	280	0.09%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated bank loans	4,987	1.54%	4,987	—	4,987	1.54%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated certificates of deposit	50	0.02%	50	—	50	0.02%

Long-Term Bonds (Schedule D, Part 1): Total long-term bonds	201,544	62.22%	201,544	—	201,544	62.26%

Preferred stocks (Schedule D, Part 2, Section 1): Industrial and miscellaneous (Unaffiliated)	613	0.19%	613	—	613	0.19%

Preferred stocks (Schedule D, Part 2, Section 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Preferred stocks (Schedule D, Part 2, Section 1): Total preferred stocks	613	0.19%	613	—	613	0.19%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Publicly traded (Unaffiliated)	1,426	0.44%	1,426	—	1,426	0.44%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Other (Unaffiliated)	407	0.13%	407	—	407	0.13%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Other	551	0.17%	551	—	551	0.17%

Common stocks (Schedule D, Part 2, Section 2): Mutual funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Unit investment trusts	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Closed-end funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Exchange traded funds	344	0.11%	344	—	344	0.11%

Common stocks (Schedule D, Part 2, Section 2): Total common stocks	2,727	0.84%	2,727	—	2,727	0.84%

Mortgage loans (Schedule B): Farm mortgages	—	0.00%	—	—	—	0.00%

Mortgage loans (Schedule B): Residential mortgages	1	0.00%	1	—	1	0.00%

Mortgage loans (Schedule B): Commercial mortgages	56,401	17.41%	56,401	—	56,401	17.42%

Mortgage loans (Schedule B): Mezzanine real estate loans	676	0.21%	676	—	676	0.21%

Mortgage loans (Schedule B): Total mortgage loans	57,078	17.62%	57,078	—	57,078	17.63%

Real estate (Schedule A): Properties occupied by company	696	0.21%	696	—	696	0.21%

Real estate (Schedule A): Properties held for production of income	2,095	0.65%	2,095	—	2,095	0.65%

Real estate (Schedule A): Properties held for sale	—	0.00%	—	—	—	0.00%

Real estate (Schedule A): Total real estate	2,791	0.86%	2,791	—	2,791	0.86%

Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1)	49	0.02%	49	—	49	0.02%

Cash, cash equivalents and short-term investments: Cash equivalents (Schedule E, Part 2)	5,364	1.66%	5,364	—	5,364	1.66%

Cash, cash equivalents and short-term investments: Short-term investments (Schedule DA)	2,638	0.81%	2,638	—	2,638	0.82%

Cash, cash equivalents and short-term investments: Total cash, cash equivalents and short-term investments	8,052	2.49%	8,052	—	8,052	2.49%

Contract loans	20,041	6.19%	20,039	—	20,039	6.19%

Derivatives (Schedule DB)	1,849	0.57%	1,849	—	1,849	0.57%

Other invested assets (Schedule BA)	28,939	8.93%	28,738	—	28,738	8.88%

Receivables for securities	92	0.03%	92	—	92	0.03%

Securities Lending (Schedule DL, Part 1)	—	0.00%	—	—	—	0.00%

Other invested assets (Page 2, Line 11)	187	0.06%	187	—	187	0.06%

Total invested assets	323,912	100.00%	323,709	—	323,709	100.00%